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     2003 SEMIANNUAL REPORT
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                           Janus Adviser Growth Fund

                           Janus Adviser Aggressive Growth Fund

                           Janus Adviser Capital Appreciation Fund

                           Janus Adviser Core Equity Fund

                           Janus Adviser Balanced Fund

JANUS ADVISER SERIES       Janus Adviser Growth and Income Fund

                           Janus Adviser Strategic Value Fund

                           Janus Adviser International Fund

                           Janus Adviser Worldwide Fund

                           Janus Adviser International Value Fund

                           Janus Adviser Risk-Managed Large Cap Growth Fund

                           Janus Adviser Risk-Managed Large Cap Core Fund

                           Janus Adviser Mid Cap Value Fund

                           Janus Adviser Flexible Income Fund

                           Janus Adviser Money Market Fund

                                                                    [LOGO] JANUS

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     TABLE OF CONTENTS

          JANUS ADVISER SERIES

            Market Overview ..........................................    1

            Portfolio Managers' Commentaries and Schedules of Investments

               Growth Fund ...........................................    2

               Aggressive Growth Fund ................................    6

               Capital Appreciation Fund .............................   10

               Core Equity Fund ......................................   13

               Balanced Fund .........................................   17

               Growth and Income Fund ................................   23

               Strategic Value Fund ..................................   27

               International Fund ....................................   30

               Worldwide Fund ........................................   35

               International Value Fund ..............................   40

               Risk-Managed Large Cap Growth Fund ....................   43

               Risk-Managed Large Cap Core Fund ......................   51

               Mid Cap Value Fund ....................................   58

               Flexible Income Fund ..................................   62

               Money Market Fund .....................................   68

            Statements of Assets and Liabilities .....................   70

            Statements of Operations .................................   72

            Statements of Changes in Net Assets ......................   74

            Financial Highlights .....................................   81

            Notes to Schedules of Investments ........................   93

            Notes to Financial Statements ............................   94

            Explanations of Charts, Tables
              and Financial Statements ...............................  100

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MARKET OVERVIEW

During the six-month period ended January 31, 2003, the equities markets continued to disappoint investors. Most noticeable was the U.S. stock market, which, in December, experienced its third consecutive annual loss - the longest unbroken string of yearly declines since the beginning of the Second World War. Meanwhile, bonds once again outperformed stocks, celebrating the longest winning streak for fixed-income investments in at least 30 years. The continued divergence between stocks and bonds also helped underscore exactly how extraordinary today's market environment is.

Although many believed 2002 would mark the end of the bear market that had begun nearly two years before, some observers remained unconvinced. Among the skeptics were Federal Reserve Chairman Alan Greenspan and his fellow policymakers at the Federal Reserve, who, by the beginning of 2002, had cut the federal funds rate to a near-historic low of 1.75% and then left it there for the next 11 months in a continuing bid to reinvigorate the economy. The Fed's growing unease with the pace of recovery reached a peak in late November, when the central bank's policymaking committee surprised markets by lowering the federal funds rate by yet another half point.

In addition to this extremely accommodative monetary stance, the economy received what should have been a powerful lift from a sizable federal tax cut in mid-2001, as well as a continuation of subsidies on auto sales by major auto manufacturers and a massive cash injection provided by an unprecedented boom in mortgage refinancing activity - itself inspired by historically low interest rates.

Still, whatever recovery there was remained almost exclusively a consumer-driven phenomenon. In fact, if the Federal Reserve wasn't convinced of the U.S. economy's ability to rally back, neither was corporate America. Given a persistent lack of visibility in the outlook for demand and the lukewarm improvement in corporate profits, business executives remained almost entirely unwilling to invest in new equipment or hire new workers. Business sentiment followed stocks lower, and one consistent note sounded by scores of corporate leaders our portfolio managers and analysts met with during the period was one of resignation, if not despair.

The seemingly endless stream of corporate scandals only added to the gloom by eroding confidence in the market - and perhaps even the free enterprise system itself. The addition of Iraq to the daily headlines injected further uncertainty into a market already plagued by scandal, economic weakness and persistent share price volatility.

Naturally, the relative certainty bonds have provided in such an unsettled environment worked to the advantage of the fixed-income market, which responded by moving in the opposite direction from stocks. But while it may be tempting to assume that such a rising tide lifted all boats equally, the distribution of gains was far from uniform. The market's reduced tolerance for risk - heightened by geopolitical tensions and the stunning speed with which former investment-grade stars such as Enron and WorldCom fell from grace in 2001 and 2002 - favored Treasuries and high-grade corporate bonds above all else.

The net result was a market that included both pockets of strength as well as more than a few pitfalls. As you might expect, we believe an investment approach that emphasizes fundamental, issue-by-issue research proved particularly valuable in an environment where a single misstep proved capable of producing sharp losses even for a well-diversified bond portfolio.

Looking ahead, it is encouraging to note that signs of recovery have begun to emerge. In December, the U.S. economy recorded its fifth consecutive quarter of positive growth, and while the just-released figures show a marked deceleration in the pace of the already uneven recovery, they also suggest the chances of a much-feared "double-dip" recession may be fading. Moreover, rising corporate earnings, higher productivity and growing stability in the labor market could bode well for markets in 2003.

However, it is important to remember that it will likely take time to digest the excess capacity left as a result of the period of overbuilding and overinvestment that occurred during the late 1990s. Furthermore, trying to predict the future direction of the market at large is a fool's game. As stock-pickers, the best we can do is intensify our efforts to understand our companies better than anyone, meanwhile remaining confident that when stability and growth return, our efforts will be rewarded.

In the letters that follow, your portfolio managers will discuss the factors that have driven performance over the last six months. They will also provide insight into how they've positioned their portfolios for the future and tell you where they're finding opportunities today.

Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Adviser Series  January 31, 2003  1
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JANUS ADVISER GROWTH FUND                      Blaine Rollins, portfolio manager

Janus Adviser Growth Fund I Shares lost 7.09% for the six months ended January 31, 2003, by comparison, the Fund's benchmark, the Standard & Poor's 500(R) Index, declined 5.26%. The Fund's C Shares lost 0.52% for the four-month period ended January 31, 2003.*(1) For the one year ended January 31, 2003, this performance earned the Fund's I Shares a second-quartile position, ranking 183rd out of 641 large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

[PHOTO]

Uncertainty surrounding lingering terrorist threats and, later, a potential war with Iraq overshadowed the economy and stock market for much of the period. Ongoing corporate scandals added to Wall Street's woes and undermined the confidence of investors and consumers alike. Meanwhile, despite interest rates at 41-year lows, companies maintained a conservative spending mindset and households scaled back their purchases, leading to sluggish economic growth and some high-profile corporate earnings disappointments. As a result, all three major stock benchmarks ended the period with losses.

Without question, few investors have found success lately in the equity markets, and I count myself among that group. While the Fund didn't substantially lag its benchmark, I am not pleased with our absolute performance. Detracting the most from our results was hospital operator Tenet Healthcare. The company is currently subject to numerous investigations into its operations and billing procedures, especially in connection with Medicare patients. Although an internal investigation led to the departure of two key members of the management team, we felt uncomfortable with the situation and therefore liquidated the position.

Elsewhere, the worldwide slowdown in the financial industry significantly affected one of the Fund's longtime holdings, Bank of New York. The financial services provider, which caters to institutional banks, not only posted weakened results, but also absorbed a substantial charge for writing off a number of bad debts and investments. However, the company's management team has demonstrated that it can successfully navigate market volatility, so we're standing by Bank of New York.

Another holding we're standing by is drugstore chain operator Walgreen, where the back-end, or pharmacy, business continues to grow, with increased market share offsetting lower profit margins on prescription drugs. However, front-end sales of items such as cosmetics, candy and other consumer products have been hurt by the sluggish economy. We're monitoring developments closely as a result.

On the plus side, Sealed Air, the maker of bubble wrap and other packaging materials, was one of the Fund's top contributors. After merging with the Cryovac division of W.R. Grace in 1999, Sealed Air inherited a tangled mess of asbestos-related liabilities when Grace declared bankruptcy in 2000. Although Sealed Air was never directly responsible for the asbestos, it recently negotiated an agreement with the plaintiffs, turning an uncertain situation into a measurable risk. Meanwhile, the company remains a top supplier of packing materials, and its Cryovac division produces the leading plastic packaging for the food industry.

Despite the cloud of uncertainty overhanging the market, my outlook remains positive. At some point in the future - a point I believe will occur sooner rather than later - the war anxiety will be behind us and the economy will resume growing at a healthy rate. Among the holdings I have recently built up to capitalize on such a move are Robert Half International and Fifth Third Bancorp.

Robert Half is a temporary employment agency specializing in the accounting and finance industries. As the economy gradually gets back on track, companies will likely hesitate to hire full-time employees, choosing instead to grow their workforce through temps.

A Midwestern regional bank with limited exposure to the capital markets, Fifth Third has implemented some smart expansion plans. Although the bank was temporarily sidetracked by a recent acquisition's reporting error that was investigated by the Securities and Exchange Commission, we added to our position after discussing the matter at length with management and gaining confidence that it was an unfortunate oversight.

Looking ahead, while I believe an economic turnaround is coming, it's impossible to predict how it will play out. Due in part to growing fears concerning a U.S.-led invasion of Iraq, investors seem to be in a holding pattern, waiting to see if the economy will pick up or take another turn for the worse. Regardless, we remain focused on finding well-managed businesses that are generating cash today. As the economy improves, we believe these are the companies that will emerge leaner, wiser and in a better competitive position.

Thank you for your continued investment in Janus Adviser Growth Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
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Equities                                              97.5%                98.8%
  Foreign                                              9.0%                 6.5%
  Europe                                               5.1%                 1.7%
Top 10 Equities                                       34.1%                36.5%
Number of Stocks                                         96                  101
Cash and Cash Equivalents                              2.5%                 1.2%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Growth Fund - I Shares 73rd out of 311 large-cap growth funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Adviser Series  January 31, 2003
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AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
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I Shares
  1 Year                                                                (26.44)%
  5 Year                                                                 (1.66)%
  From Inception Date of Predecessor Fund 9/13/93                          6.58%
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S&P 500(R)Index
  1 Year                                                                (23.01)%
  5 Year                                                                 (1.32)%
  From Inception Date of Predecessor Fund 9/13/93                          8.78%
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C Shares at NAV*
  1 Year                                                                (27.26)%
  5 Year                                                                 (2.41)%
  From Inception Date of Predecessor Fund 9/13/93                          5.86%
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C Shares at MOP**
  1 Year                                                                (28.71)%
  5 Year                                                                 (2.63)%
  From Inception Date of Predecessor Fund 9/13/93                          5.75%
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 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00%
  upfront sales charge or the 1.00% contingent deferred sales charge. **Performance is shown at Maximum Offering Price (MOP) which includes the 1.00%
  upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 97.5%
Advertising Sales - 0.6%
      55,655    Lamar Advertising Co.* ......................     $    1,935,681

Aerospace and Defense - 2.3%
      39,240    General Dynamics Corp. ......................          2,595,334
      88,900    Lockheed Martin Corp. .......................          4,538,345

                                                                       7,133,679

Airlines - 1.5%
      63,480    Ryanair Holdings PLC (ADR)*,** ..............          2,509,999
     170,310    Southwest Airlines Co. ......................          2,222,545

                                                                       4,732,544

Beverages - Non-Alcoholic - 0.1%
       6,910    Coca-Cola Co. ...............................            279,579

Broadcast Services and Programming - 1.0%
      77,527    Clear Channel Communications, Inc.* .........          3,107,282

Building - Mobile Home and Manufactured Housing - 0.8%
     135,540    Clayton Homes, Inc. .........................          1,660,365
      22,195    Winnebago Industries, Inc. ..................            763,286

                                                                       2,423,651

Building - Residential and Commercial - 0.3%
       2,400    NVR, Inc.* ..................................            798,000

Cable Television - 5.6%
     684,623    Comcast Corp. - Special Class A* ............         17,512,656

Casino Hotels - 0.1%
      12,900    Mandalay Resort Group* ......................            331,401

Chemicals - Specialty - 1.5%
      27,350    Ecolab, Inc. ................................          1,348,355
      76,365    Sigma-Aldrich Corp. .........................          3,426,498

                                                                       4,774,853

Commercial Banks - 0.3%
      10,310    M&T Bank Corp. ..............................     $      822,738

Commercial Services - Finance - 2.2%
     110,480    Concord EFS, Inc.* ..........................          1,619,637
      78,665    Moody's Corp. ...............................          3,294,490
      72,410    Paychex, Inc. ...............................          1,823,284

                                                                       6,737,411

Computer Services - 0.4%
      94,995    Ceridian Corp.* .............................          1,362,228

Computers - 1.8%
     230,865    Dell Computer Corp.* ........................          5,508,439

Containers - Metal and Glass - 0.5%
      28,655    Ball Corp. ..................................          1,504,387

Containers - Paper and Plastic - 1.3%
      44,685    Bemis Company, Inc. .........................          1,949,160
      54,260    Sealed Air Corp.* ...........................          2,046,687

                                                                       3,995,847

Cosmetics and Toiletries - 7.4%
     214,407    Colgate-Palmolive Co. .......................         10,915,460
     143,862    Procter & Gamble Co. ........................         12,310,271

                                                                      23,225,731

Data Processing and Management - 0.8%
      69,182    Fiserv, Inc.* ...............................          2,156,472
      17,360    SEI Investments Co. .........................            442,680

                                                                       2,599,152

Dental Supplies and Equipment - 0.1%
       9,835    Patterson Dental Co.* .......................            405,005

Distribution and Wholesale - 0.5%
      33,650    W.W. Grainger, Inc. .........................          1,591,645

See Notes to Schedules of Investments and Financial Statements

                                       Janus Adviser Series  January 31, 2003  3
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JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Operations - 5.0%
      51,255    3M Co. ......................................     $    6,383,810
      61,010    ARAMARK Corp. - Class B* ....................          1,366,014
     123,270    Cendant Corp.* ..............................          1,365,832
      29,475    Illinois Tool Works, Inc. ...................          1,792,669
      25,030    ITT Industries, Inc. ........................          1,405,685
      22,940    SPX Corp.* ..................................            851,074
     161,935    Tyco International, Ltd. ....................          2,592,579

                                                                      15,757,663

E-Commerce/Products - 1.0%
     136,540    Amazon.com, Inc.* ...........................          2,983,399

E-Commerce/Services - 1.0%
      40,878    eBay, Inc.* .................................          3,072,390

Electronic Components - Semiconductors - 1.4%
      52,680    NVIDIA Corp.* ...............................            543,658
     234,500    Texas Instruments, Inc. .....................          3,728,550

                                                                       4,272,208

Fiduciary Banks - 3.6%
     301,279    Bank of New York Company, Inc. ..............          7,622,359
     109,483    Northern Trust Corp. ........................          3,728,991

                                                                      11,351,350

Finance - Commercial - 1.1%
     169,990    CIT Group, Inc. .............................          3,382,801

Finance - Investment Bankers/Brokers - 2.6%
     837,425    Charles Schwab Corp. ........................          7,721,058
       7,860    Goldman Sachs Group, Inc. ...................            535,266

                                                                       8,256,324

Financial Guarantee Insurance - 1.7%
     119,460    MGIC Investment Corp. .......................          5,152,310

Food - Diversified - 1.9%
     105,660    Unilever N.V. (New York Shares)** ...........          5,991,979

Food - Retail - 0.2%
      13,210    Whole Foods Market, Inc.* ...................            671,332

Food - Wholesale/Distribution - 0.8%
      84,225    Sysco Corp. .................................          2,473,688

Hazardous Waste Disposal - 0.1%
      11,200    Stericycle, Inc.* ...........................            379,568

Health Care Cost Containment - 0.8%
     100,840    First Health Group Corp.* ...................          2,367,824

Hospital Beds and Equipment - 0.7%
      44,280    Hillenbrand Industries, Inc. ................          2,264,922

Human Resources - 0.7%
     151,305    Robert Half International, Inc.* ............          2,293,784

Industrial Gases - 0.3%
      17,140    Praxair, Inc. ...............................            934,816

Instruments - Scientific - 0.2%
      18,245    Dionex Corp.* ...............................            569,062

Insurance Brokers - 0.2%
      27,350    Arthur J. Gallagher & Co. ...................            690,588

Life and Health Insurance - 1.8%
     156,730    AFLAC, Inc. .................................          5,076,485
      13,435    StanCorp Financial Group, Inc. ..............            670,675

                                                                       5,747,160

Machine Tools and Related Products - 0.3%
      32,645    Kennametal, Inc. ............................          1,033,541

Medical - Drugs - 1.6%
      36,170    Forest Laboratories, Inc.* ..................     $    1,871,797
      82,610    Novartis A.G. (ADR)** .......................          3,063,179

                                                                       4,934,976

Medical - HMO - 1.2%
      40,975    UnitedHealth Group, Inc. ....................          3,601,703

Medical - Wholesale Drug Distributors - 0.6%
      31,505    Cardinal Health, Inc. .......................          1,837,687

Medical Instruments - 1.1%
     124,160    Apogent Technologies, Inc.* .................          2,125,619
      33,120    St. Jude Medical, Inc.* .....................          1,443,038

                                                                       3,568,657

Medical Products - 4.3%
     186,215    Johnson & Johnson ...........................          9,982,986
      24,000    Stryker Corp. ...............................          1,445,760
       3,024    Synthes-Stratec, Inc.** .....................          1,656,193
       7,165    Varian Medical Systems, Inc.* ...............            374,443

                                                                      13,459,382

Metal Processors and Fabricators - 0.2%
      29,540    Precision Castparts Corp. ...................            748,248

Motorcycle and Motor Scooter Manufacturing - 0.5%
      37,740    Harley-Davidson, Inc. .......................          1,576,777

Multi-Line Insurance - 0.6%
      34,835    PartnerRe, Ltd. .............................          1,759,167

Multimedia - 6.7%
     946,475    AOL Time Warner, Inc.* ......................         11,035,899
     259,729    Viacom, Inc. - Class B* .....................         10,012,553

                                                                      21,048,452

Networking Products - 2.0%
     472,264    Cisco Systems, Inc.* ........................          6,314,170

Optical Supplies - 0.9%
      69,620    Alcon, Inc. (New York Shares)*,** ...........          2,673,408

Pipelines - 0.5%
      37,655    Kinder Morgan, Inc. .........................          1,698,617

Property and Casualty Insurance - 2.3%
      48,527    W. R. Berkley Corp. .........................          1,902,258
      71,300    XL Capital, Ltd. - Class A ..................          5,351,778

                                                                       7,254,036

Radio - 0.5%
     108,450    Radio One, Inc. - Class D* ..................          1,657,116

Reinsurance - 2.8%
          45    Berkshire Hathaway, Inc. - Class A* .........          3,042,000
       1,410    Berkshire Hathaway, Inc. - Class B* .........          3,135,840
      63,130    RenaissanceRe Holdings, Ltd. ................          2,479,115

                                                                       8,656,955

Retail - Discount - 2.5%
     256,656    Costco Wholesale Corp.* .....................          7,409,659
      21,280    TJX Companies, Inc. .........................            390,701

                                                                       7,800,360

Retail - Drug Store - 1.9%
     209,985    Walgreen Co. ................................          6,089,565

Schools - 0.4%
      31,347    Apollo Group, Inc. - Class A* ...............          1,393,688

See Notes to Schedules of Investments and Financial Statements

4  Janus Adviser Series  January 31, 2003

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SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 6.3%
      22,095    Emulex Corp.* ...............................     $      462,448
     267,690    Linear Technology Corp. .....................          6,994,740
     397,194    Maxim Integrated Products, Inc. .............         12,396,425

                                                                      19,853,613

Semiconductor Equipment - 0.4%
      34,055    KLA-Tencor Corp.* ...........................          1,111,555

Super-Regional Banks - 0.9%
      54,730    Fifth Third Bancorp .........................          2,919,845

Television - 2.4%
     280,309    Univision Communications, Inc. - Class A* ...          7,388,945

Textile-Home Furnishings - 0.2%
      11,025    Mohawk Industries, Inc.* ....................            580,797

Transportation - Services - 2.2%
      24,060    Expeditors International of Washington, Inc.             741,289
     101,130    United Parcel Service, Inc. - Class B .......          6,101,173

                                                                       6,842,462
--------------------------------------------------------------------------------
Total Common Stock (cost $360,096,231) ......................        305,198,799
--------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
$  7,500,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $7,500,825
                  collateralized by $7,802,437
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $3,061,145 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $4,480,736 and
                  $3,169,267 (cost $7,500,000) ..............          7,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $367,596,231) - 99.9% .........        312,698,799
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%            435,123
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  313,133,922
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.2%         $    6,830,861
Cayman Islands                                       1.7%              5,351,778
Ireland                                              0.8%              2,509,999
Netherlands                                          1.9%              5,991,979
Switzerland                                          2.4%              7,392,780
United States++                                     91.0%            284,621,402
--------------------------------------------------------------------------------
Total                                              100.0%         $  312,698,799

++Includes Short-Term Securities (88.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/28/03                        600,000      $      642,490    $    (19,426)
Swiss Franc 4/15/03               1,600,000           1,172,072         (65,587)
--------------------------------------------------------------------------------
Total                                            $    1,814,562    $    (85,013)

See Notes to Schedules of Investments and Financial Statements

                                       Janus Adviser Series  January 31, 2003  5

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JANUS ADVISER AGGRESSIVE GROWTH FUND                           Jonathan Coleman,
                                                               portfolio manager

For the six months ended January 31, 2003, Janus Adviser Aggressive Growth Fund declined 3.34% for its I Shares, by comparision, the Fund's benchmark, the Standard & Poor's MidCap 400 Index, dropped 5.05%. The Fund's C Shares gained 1.05% for the four-month period ended January 31, 2003.*(1) This performance earned the Fund's I Shares a top-quartile ranking for the one-year period ended January 31, 2003, placing it 56th out of 404 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm.(2)

[PHOTO]

Contributing to our relative outperformance were our select holdings in consumer discretionary stocks, which significantly outweighed the Index. On the downside, we held a slightly lower relative weighting in technology stocks, which led a late-year 2002 rally. We feel, however, the rally was more likely rooted in short-term speculation and investor psychology than a tangible change in company fundamentals. In fact, many of the technology leaders gave up much of their gains amidst January's market drop.

I have not changed my investment approach since taking over as manager of the Fund in February 2002. I have, however, positioned the portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividends, share repurchase, debt repayment, or smart acquisitions.

Turning to the performance of the Fund, clearly, I am not happy with recent absolute results. The first goal is to make money for our shareholders and we failed to achieve this objective. However, I am encouraged that the relative returns have improved and I feel we have identified many companies at very attractive prices relative to their free cash flow.

That said, one of the biggest disappointments during the period was clinical testing provider Laboratory Corporation of America. Lab Corp.'s perceived economic insensitivity had made it one of the Fund's strongest contributors in early 2002. The company's shares, however, lost ground following quarterly earnings that highlighted concerns about pricing by competitors and some market share loss in its important North Carolina region. Based on our checks, we became increasingly concerned that the market share loss may have been caused by deteriorating service to some larger customers. We viewed these problems as a significant contributor to its recent earnings shortfalls, and sufficient impetus to sell the entire position.

Another disappointment was Concord EFS. The electronic transaction and data processing firm was hit hard by deterioration in the quality of its earnings, which began when Concord disclosed a one-time sale of equipment that contributed to its results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. Consequently, we more than halved our position in the stock.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology (IGT), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in research and development, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos continue to spend capital on slot machines to attract both new and returning customers.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also is benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Fund in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations. Volatility in the market is here to stay - this is both good and bad. Volatility provides the opportunity to buy great franchises at discounts to their fair value; our research team uncovers these opportunities every day. Volatility also creates risk. I feel the best way to insulate against that risk is by running a flat portfolio. As such, I currently keep the top position size in the Fund capped at a roughly 3% limit. I believe this positioning provides the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Adviser Aggressive Growth Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              89.0%                82.7%
Top 10 Equities                                       23.9%                23.6%
Number of Stocks                                         96                   86
Cash and Cash Equivalents                             11.0%                17.3%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Aggressive Growth Fund - I Shares 90th out of 173 multi-cap growth funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Effective June 2, 2003, Janus Adviser Aggressive Growth Fund will change its name to Janus Adviser Mid Cap Growth Fund. Certain key investment policies of the Fund will change to invest at least 80% of its net assets in equity securities of mid-sized companies. Please see the prospectus for more information.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (21.79)%
  5 Year                                                                 (2.24)%
  From Inception Date of Predecessor Fund 9/13/93                          6.50%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                (16.58)%
  5 Year                                                                   6.19%
  From Inception Date of Predecessor Fund 9/13/93                         11.43%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (21.97)%
  5 Year                                                                 (2.81)%
  From Inception Date of Predecessor Fund 9/13/93                          5.91%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (23.56)%
  5 Year                                                                 (3.04)%
  From Inception Date of Predecessor Fund 9/13/93                          5.80%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Aggressive funds may be subject to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 89.0%
Advertising Sales - 3.1%
     195,557    Lamar Advertising Co.* ......................     $    6,801,472

Agricultural Operations - 0.2%
      19,075    Bunge, Ltd. .................................            495,950

Airlines - 1.0%
      54,400    Ryanair Holdings PLC (ADR)* .................          2,150,976

Automotive - Truck Parts and Equipment - 0.4%
      21,215    Lear Corp.* .................................            854,965

Building - Mobile Home and Manufactured Housing - 0.4%
      67,110    Clayton Homes, Inc. .........................            822,098

Building - Residential and Commercial - 1.0%
       6,940    NVR, Inc.* ..................................          2,307,550

Casino Hotels - 0.5%
      42,425    Mandalay Resort Group* ......................          1,089,898

Casino Services - 2.7%
      75,205    International Game Technology* ..............          5,931,418

Commercial Banks - 1.2%
      11,970    Commerce Bancorp, Inc. ......................            525,363
      25,540    M&T Bank Corp. ..............................          2,038,092

                                                                       2,563,455

Commercial Services - Finance - 3.0%
      44,505    Concord EFS, Inc.* ..........................            652,443
      75,880    Moody's Corp. ...............................          3,177,854
     111,137    Paychex, Inc. ...............................          2,798,430

                                                                       6,628,727

Computer Services - 1.0%
     138,020    BISYS Group, Inc.* ..........................          2,180,716

Computers - 0.6%
      92,925    Apple Computer, Inc.* .......................     $    1,334,403

Computers - Integrated Systems - 0.5%
      29,720    Diebold, Inc. ...............................          1,040,497

Containers - Metal and Glass - 1.8%
      74,380    Ball Corp. ..................................          3,904,950

Data Processing and Management - 0.6%
      48,250    Certegy, Inc.* ..............................          1,234,235

Dialysis Centers - 0.3%
      27,945    Davita, Inc.* ...............................            673,475

Disposable Medical Products - 0.8%
      32,070    C.R. Bard, Inc. .............................          1,817,728

Distribution and Wholesale - 1.0%
      12,090    Fastenal Co. ................................            400,421
      40,250    W.W. Grainger, Inc. .........................          1,903,825

                                                                       2,304,246

Diversified Operations - 1.8%
     162,415    Cendant Corp.* ..............................          1,799,558
      20,315    Lancaster Colony Corp. ......................            796,957
      37,665    SPX Corp.* ..................................          1,397,372

                                                                       3,993,887

E-Commerce/Services - 0.9%
      27,060    eBay, Inc.* .................................          2,033,830

Electric Products - Miscellaneous - 0.9%
      57,590    AMETEK, Inc. ................................          1,986,855

Electronic Components - 0.2%
      50,965    Flextronics International, Ltd.* ............            411,288

Electronic Components - Semiconductors - 1.1%
      58,291    Cree, Inc.* .................................          1,046,906
     101,165    National Semiconductor Corp.* ...............          1,335,378

                                                                       2,382,284

See Notes to Schedules of Investments and Financial Statements

                                       Janus Adviser Series  January 31, 2003  7

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--------------------------------------------------------------------------------

JANUS ADVISER AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Electronic Design Automation - 0.4%
      87,730    Cadence Design Systems, Inc.* ...............     $      870,282

Entertainment Software - 0.3%
      11,895    Electronic Arts, Inc.* ......................            615,804

Fiduciary Banks - 1.4%
      93,410    Northern Trust Corp. ........................          3,181,545

Finance - Investment Bankers/Brokers - 1.7%
     109,060    Charles Schwab Corp. ........................          1,005,533
      48,205    Lehman Brothers Holdings, Inc. ..............          2,628,619

                                                                       3,634,152

Financial Guarantee Insurance - 1.3%
      63,590    MGIC Investment Corp. .......................          2,742,637

Food - Dairy Products - 1.6%
      89,410    Dean Foods Co.* .............................          3,470,896

Health Care Cost Containment - 1.5%
     142,305    First Health Group Corp.* ...................          3,341,464

Hotels and Motels - 1.0%
      89,830    Starwood Hotels & Resorts Worldwide, Inc. ...          2,106,514

Human Resources - 1.6%
      32,360    Manpower, Inc. ..............................          1,122,245
     158,060    Robert Half International, Inc.* ............          2,396,190

                                                                       3,518,435

Industrial Gases - 0.6%
      25,360    Praxair, Inc. ...............................          1,383,134

Internet Security - 0.4%
      65,100    Check Point Software Technologies, Ltd.* ....            932,883

Investment Management and Advisory Services - 1.0%
      85,510    T. Rowe Price Group, Inc. ...................          2,286,537

Life and Health Insurance - 2.2%
     145,710    AFLAC, Inc. .................................          4,719,547

Medical - Biomedical and Genetic - 0.8%
      66,585    Enzon, Inc.* ................................          1,164,572
      17,735    Millipore Corp.* ............................            573,018

                                                                       1,737,590

Medical - Drugs - 1.5%
      42,260    Forest Laboratories, Inc.* ..................          2,186,955
      69,405    King Pharmaceuticals, Inc.* .................          1,018,865

                                                                       3,205,820

Medical - Generic Drugs - 1.3%
      35,920    Barr Laboratories, Inc.* ....................          2,839,476

Medical - HMO - 0.9%
      33,495    Anthem, Inc.* ...............................          2,079,370

Medical - Hospitals - 1.5%
     176,510    Health Management Associates, Inc.
                  - Class A .................................          3,268,965

Medical Instruments - 3.2%
     121,865    Apogent Technologies, Inc.* .................          2,086,329
     115,195    St. Jude Medical, Inc.* .....................          5,019,046

                                                                       7,105,375

Medical Labs and Testing Services - 0.9%
      36,710    Quest Diagnostics, Inc.* ....................          1,974,264

Medical Products - 0.8%
      27,935    Stryker Corp. ...............................          1,682,804

Non-Hazardous Waste Disposal - 0.3%
      66,615    Allied Waste Industries, Inc.* ..............     $      651,495

Oil Companies - Exploration and Production - 5.5%
     111,550    EOG Resources, Inc. .........................          4,323,678
      66,060    Murphy Oil Corp. ............................          2,787,732
     112,610    Ocean Energy, Inc. ..........................          2,109,185
     115,830    Pioneer Natural Resources Co.* ..............          2,812,352

                                                                      12,032,947

Oil Field Machinery and Equipment - 0.7%
      46,570    Smith International, Inc.* ..................          1,482,789

Optical Supplies - 0.4%
      21,805    Alcon, Inc.* ................................            837,312

Pipelines - 2.9%
     140,255    Kinder Morgan, Inc. .........................          6,326,903

Power Converters and Power Supply Equipment - 0.6%
      79,470    American Power Conversion Corp.* ............          1,236,553

Printing - Commercial - 0.6%
      57,290    Valassis Communications, Inc.* ..............          1,332,565

Property and Casualty Insurance - 2.3%
      41,287    W. R. Berkley Corp. .........................          1,618,450
      46,785    XL Capital, Ltd. - Class A ..................          3,511,682

                                                                       5,130,132

Radio - 4.1%
      74,989    Cox Radio, Inc. - Class A* ..................          1,819,983
      41,829    Entercom Communications Corp.* ..............          2,042,928
      94,488    Hispanic Broadcasting Corp.* ................          2,097,634
      82,190    Westwood One, Inc.* .........................          3,066,509

                                                                       9,027,054

Reinsurance - 3.6%
       2,985    Berkshire Hathaway, Inc. - Class B* .........          6,638,640
      22,790    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................            585,703
      16,905    RenaissanceRe Holdings, Ltd. ................            663,859

                                                                       7,888,202

Retail - Discount - 0.4%
      15,630    Dollar Tree Stores, Inc.* ...................            343,250
      16,930    Fred's, Inc. ................................            454,757

                                                                         798,007

Retail - Office Supplies - 1.0%
     123,130    Staples, Inc.* ..............................          2,114,142

Retail - Restaurants - 1.7%
      65,895    Darden Restaurants, Inc. ....................          1,429,922
      99,030    Yum! Brands, Inc.* ..........................          2,295,515

                                                                       3,725,437

Satellite Telecommunications - 1.9%
     163,635    EchoStar Communications Corp. - Class A* ....          4,246,328

Savings/Loan/Thrifts - 0.6%
      95,870    Sovereign Bancorp, Inc. .....................          1,305,749

Schools - 2.0%
      98,017    Apollo Group, Inc. - Class A* ...............          4,357,836

Semiconductor Components/Integrated Circuits - 1.2%
      49,305    Emulex Corp.* ...............................          1,031,954
      86,675    Marvell Technology Group, Ltd.* .............          1,583,552

                                                                       2,615,506

See Notes to Schedules of Investments and Financial Statements

8  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Semiconductor Equipment - 2.1%
      63,135    KLA-Tencor Corp.* ...........................     $    2,060,726
      85,560    Novellus Systems, Inc.* .....................          2,519,742

                                                                       4,580,468

Telecommunication Equipment - 0.6%
      40,305    Harris Corp. ................................          1,257,516

Telecommunication Equipment - Fiber Optics - 0.1%
      56,090    CIENA Corp.* ................................            325,322

Telecommunication Services - 0.2%
      41,065    Amdocs, Ltd.* ...............................            533,434

Textile-Home Furnishings - 1.5%
      60,680    Mohawk Industries, Inc.* ....................          3,196,622

Tools - Hand Held - 0.6%
      52,365    Stanley Works ...............................          1,393,956

Transportation - Air Freight - 0.8%
      59,950    CNF, Inc. ...................................          1,805,694

Transportation - Railroad - 0.5%
      28,930    Canadian National Railway Co.
                  (New York Shares) .........................          1,184,684

Transportation - Services - 0.4%
      26,060    Expeditors International of Washington, Inc.             802,909

Travel Services - 1.5%
     147,205    USA Interactive* ............................          3,239,982
--------------------------------------------------------------------------------
Total Common Stock (cost $206,518,767) ......................        195,071,941
--------------------------------------------------------------------------------
Repurchase Agreement - 11.3%
$ 24,700,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $24,702,717
                  collateralized by $25,696,027
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $10,081,371 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $14,756,556 and
                  $10,437,454 (cost $24,700,000) ............         24,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $231,218,767) - 100.3% ........        219,771,941
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3)%        (744,343)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  219,027,598
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.5%         $    3,329,064
Canada                                               0.5%              1,184,684
Cayman Islands                                       1.6%              3,511,682
Ireland                                              1.0%              2,150,976
Israel                                               0.4%                932,883
Singapore                                            0.2%                411,288
Switzerland                                          0.4%                837,312
United States++                                     94.4%            207,414,052
--------------------------------------------------------------------------------
Total                                              100.0%         $  219,771,941

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                       Janus Adviser Series  January 31, 2003  9

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--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND                        Scott Schoelzel,
                                                               portfolio manager

For the six months ended January 31, 2003, Janus Adviser Capital Appreciation Fund declined 5.69% for its I Shares, by comparison, its benchmark, the Standard & Poor's 500(R) Index, dropped 5.26%. The Fund's C Shares declined 0.89% for the four-month period ended January 31, 2003.*(1) This performance earned the Fund's I Shares a top-decile ranking for the one-year period ended January 31, 2003, placing it 11th out of 641 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm.(2)

[PHOTO]

Although the markets have been very tough these past few years, Janus Adviser Capital Appreciation Fund remains one of the true bright spots among large-cap growth funds based on long-term performance. For example, for the five years ended January 31, 2003, the Fund was the single best-performing portfolio of 311 in the Lipper LargeCap Growth Fund category.

Despite this overall success, several investments did not live up to our expectations during the period. For example, Home Depot was our poorest performer. The company has been pressured by the improved performance of its largest competitor, Lowe's. At the same time, some of its sales and operating initiatives have failed to achieve the desired results. We had high hopes for Home Depot's new, GE-bred CEO, but it's clear that the transition from GE to the world of retail is proving more difficult than imagined.

AOL Time Warner was also a detractor for the period. Much has been written about the turmoil at AOL, and when we bought our position we didn't accurately anticipate how strained relations between AOL and Time Warner would become and how much this vicious spiral would adversely affect their already-difficult business. Going forward, we see an improving environment for advertising spending, a company that has some of the best media assets in the world in Time Warner Cable, HBO, CNN, the Harry Potter and Lord of the Rings franchises, with one division, AOL, in the midst of being meaningfully restructured. We expect that CEO Richard Parsons and his management team will make good on their vow to streamline the company's operations, pay down its corporate debt and get AOL better positioned for the inevitable transition to a broadband world. Needless to say, the AOL situation is very fluid and we are constantly monitoring events at the company.

Looking forward, the Fund is well diversified among a variety of industries, and we have appropriately concentrated a few of our investments in what we view as particularly attractive situations. One of our largest holdings going into the year, and a solid performer during the period, is Bank of America. The company has done an excellent job of managing the quality of its loan portfolios during this economic downturn. Bank of America's continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers, and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Other large holdings going into 2003 include Exxon Mobil, United Healthcare and Microsoft. Each company is enormously cash generative with very steady business fundamentals and, like Bank of America, has been aggressively buying back its shares in the open market, almost daily.

Finally, I appreciate your continued confidence and patience. Although strong stock selection enabled us to begin to close the gap on the market averages, on an absolute basis, the Fund's performance was disappointing. Without question, the past three years have been excruciating for all investors. The investment climate is as tough as we have seen in decades, but we believe we have the resources and the unwavering commitment to see our shareholders through these challenging times.

Thank you for your investment in Janus Adviser Capital Appreciation Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              80.8%                72.1%
  Foreign                                              5.3%                 0.8%
  Europe                                               5.3%                 0.8%
Top 10 Equities                                       44.2%                45.4%
Number of Stocks                                         30                   28
Cash, Cash Equivalents and
  Fixed Income Securities                             19.2%                27.9%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Capital Appreciation Fund - I Shares 1st out of 311 large-cap growth funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (14.86)%
  5 Year                                                                   7.01%
  From Inception Date of Predecessor Fund 5/1/97                          10.66%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (23.01)%
  5 Year                                                                 (1.32)%
  From Inception Date of Predecessor Fund 5/1/97                           2.60%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (15.42)%
  5 Year                                                                   6.48%
  From Inception Date of Predecessor Fund 5/1/97                          10.18%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (17.10)%
  5 Year                                                                   6.27%
  From Inception Date of Predecessor Fund 5/1/97                           9.99%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 80.8%
Applications Software - 4.3%
     681,870    Microsoft Corp.* ............................     $   32,361,550

Athletic Footwear - 2.5%
     415,485    Nike, Inc. - Class B ........................         18,505,702

Beverages - Non-Alcoholic - 1.0%
     187,670    Coca-Cola Co. ...............................          7,593,128

Cellular Telecommunications - 1.7%
     524,150    Vodafone Group PLC** ........................            936,910
     642,955    Vodafone Group PLC (ADR)** ..................         12,119,702

                                                                      13,056,612

Diversified Operations - 2.3%
     136,805    3M Co. ......................................         17,039,063

E-Commerce/Services - 1.6%
     161,705    eBay, Inc.* .................................         12,153,748

Entertainment Software - 2.2%
     316,050    Electronic Arts, Inc.* ......................         16,361,908

Finance - Consumer Loans - 3.8%
     266,900    SLM Corp. ...................................         28,352,787

Finance - Investment Bankers/Brokers - 3.7%
     410,575    Goldman Sachs Group, Inc. ...................         27,960,158

Finance - Mortgage Loan Banker - 2.8%
     321,220    Fannie Mae ..................................         20,782,934

Food - Diversified - 0.3%
      45,540    Unilever N.V. (New York Shares)** ...........          2,582,573

Medical - Biomedical and Genetic - 1.3%
     260,875    Genentech, Inc.* ............................          9,584,548

Medical - Drugs - 2.4%
     348,850    Forest Laboratories, Inc.* ..................         18,052,988

Medical - HMO - 6.9%
     588,985    UnitedHealth Group, Inc. ....................     $   51,771,782

Medical - Wholesale Drug Distributors - 3.4%
     136,655    AmeriSourceBergen Corp. .....................          7,953,321
     299,790    Cardinal Health, Inc. .......................         17,486,751

                                                                      25,440,072

Medical Instruments - 4.8%
     792,180    Medtronic, Inc. .............................         35,584,726

Multi-Line Insurance - 2.0%
     277,770    American International Group, Inc. ..........         15,032,912

Multimedia - 7.8%
   2,919,327    AOL Time Warner, Inc.* ......................         34,039,353
     638,515    Viacom, Inc. - Class B* .....................         24,614,753

                                                                      58,654,106

Oil Companies - Exploration and Production - 2.6%
     428,215    Anadarko Petroleum Corp. ....................         19,744,994

Oil Companies - Integrated - 4.5%
     986,040    Exxon Mobil Corp. ...........................         33,673,266

Retail - Regional Department Stores - 1.5%
     216,395    Kohl's Corp.* ...............................         11,332,606

Satellite Telecommunications - 1.5%
     420,997    EchoStar Communications Corp. - Class A* ....         10,924,872

Super-Regional Banks - 7.3%
     505,470    Bank of America Corp. .......................         35,408,173
     400,825    Wells Fargo & Co. ...........................         18,987,080

                                                                      54,395,253

Telecommunication Equipment - 3.2%
   1,677,870    Nokia Oyj (ADR)** ...........................         24,144,549

Transportation - Services - 3.7%
     453,100    United Parcel Service, Inc. - Class B .......         27,335,523

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Wireless Equipment - 1.7%
     344,875    QUALCOMM, Inc.* .............................     $   12,987,992
--------------------------------------------------------------------------------
Total Common Stock (cost $654,351,945) ......................        605,410,352
--------------------------------------------------------------------------------
U.S. Treasury Notes - 0.4%
                U.S. Treasury Note
$  2,813,000      1.875%, due 9/30/04 (cost $2,818,933) .....          2,828,165
--------------------------------------------------------------------------------
Repurchase Agreement - 17.0%
 127,200,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $127,213,992
                  collateralized by $132,329,337
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $51,917,019 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $75,993,275 and
                  $53,750,776 (cost $127,200,000) ...........        127,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $784,370,878) - 98.2% .........        735,438,517
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.8%         13,835,510
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  749,274,027
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Finland                                              3.3%         $   24,144,549
Netherlands                                          0.3%              2,582,573
United Kingdom                                       1.8%             13,056,612
United States++                                     94.6%            695,654,783
--------------------------------------------------------------------------------
Total                                              100.0%         $  735,438,517

++Includes Short-Term Securities (77.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03               200,000      $      328,256    $    (15,483)
British Pound 4/15/03               900,000           1,471,439         (33,091)
Euro 3/28/03                      3,800,000           4,069,100         (95,991)
--------------------------------------------------------------------------------
Total                                            $    5,868,795    $   (144,565)

See Notes to Schedules of Investments and Financial Statements

12  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND                 Karen L. Reidy, portfolio manager

Janus Adviser Core Equity Fund I Shares declined 6.11% during the six months ended January 31, 2003, the Fund's benchmark, the Standard & Poor's 500(R) Index, lost 5.26%. The Fund's C Shares gained 1.77% for the four-month period ending January 31, 2003.*(1) This performance earned the Fund's I Shares a top-decile ranking for the one-year period ended January 31, 2003, placing it 55th out of 960 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm.(2)

[PHOTO]

When our fiscal year commenced last summer, it had become clear that earlier signs suggesting a rebound were decidedly premature as the economy instead had taken a turn for the worse. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals, weak company profits and lackluster business investment. Meanwhile, despite interest rates at 41-year lows, consumer spending moderated as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Consumer confidence suffered as well, resulting in the worst holiday sales season since 1970. A looming U.S. war with Iraq only added to the uncertainty. As January drew to a close, the most widely watched stock market measures had posted losses for the period.

Turning to a discussion of holdings that impacted the Fund's performance, J.P. Morgan Chase & Co. hindered our results. I first purchased shares of the banking company at a reduced price on the strength of its capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting operations continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Industrial conglomerate Honeywell International also declined. The biggest maker of cockpit systems and electronics has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in business investment. Both the economy and capital spending, however, eventually will rebound. Additionally, Honeywell has unique market share strength in its products. In light of the company's position and focus on cost removal, as well as rising defense budgets, I increased the Fund's stake in Honeywell.

Elsewhere, after benefiting from its defensive appeal throughout the recent economic slump, Anheuser-Busch stumbled during the period as investors weighed its increased valuation against a deceleration in its sales volume. However, the nation's leading brewer and parent of the popular Budweiser brand continues to offer impressive market share, strong cash flow and a loyal customer base, therefore, I added to our position in the stock.

Contributing to the Fund's results was Lexmark International. I first was attracted to the laser and inkjet printer manufacturer when our research revealed a company with a focused, low-cost business model, healthy balance sheet and substantial cash flow. Moreover, Lexmark has capitalized on robust demand for color printers and versatile devices that allow users to print, copy and fax documents. What I find particularly appealing, however, are the recurring and predictable revenue streams generated by the company's inkjet cartridge business. Despite sluggish personal computer sales and a shaky economy, Lexmark has rewarded my conviction with its steady growth and positive earnings outlook.

Another winner was 3M. The industrial giant and maker of products ranging from medical software to Post-It Notes to telecommunications equipment has remained a solid performer in a stagnant economy owing to its diverse product base and careful cost management. As proof, the company recently beat its earnings expectations for the seventh straight quarter, securing its place among the Fund's top holdings.

Given the challenging environment, I believe it is more important than ever to adhere to my strategy of emphasizing companies with clean balance sheets, rising returns on capital, improving free cash flow and trustworthy managements that have proven to be good shepherds of capital. While I remain cautiously optimistic on prospects for a modest economic resurgence in 2003, I will stand by what I believe to be a prudent long-term investment approach, making changes to the Fund in an incremental manner that reflects our proprietary analysis and insights, rather than any attempt to anticipate short-term market rotations. As always, I consider the Fund as a whole, balancing holdings with more revenue and earnings upside against stable growers that are cutting costs and bolstering their profit margins. Above all, I will only invest in companies that win my highest confidence.

Thank you for your investment in Janus Adviser Core Equity Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              86.0%                88.5%
  Foreign                                             11.1%                 7.9%
Top 10 Equities                                       21.8%                25.9%
Number of Stocks                                         95                   78
Cash, Cash Equivalents
  and Fixed Income Securities                         14.0%                11.5%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Core Equity Fund - I Shares 3rd out of 502 large-cap core funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (18.26)%
  5 Year                                                                   4.97%
  From Inception Date of Predecessor Fund 5/1/97                          10.34%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (23.01)%
  5 Year                                                                 (1.32)%
  From Inception Date of Predecessor Fund 5/1/97                           2.60%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (18.92)%
  5 Year                                                                   4.29%
  From Inception Date of Predecessor Fund 5/1/97                           9.62%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (20.53)%
  5 Year                                                                   4.08%
  From Inception Date of Predecessor Fund 5/1/97                           9.43%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 84.5%
Advertising Sales - 0.9%
       8,845    Lamar Advertising Co.* ......................     $      307,629

Aerospace and Defense - 0.9%
       4,645    General Dynamics Corp. ......................            307,220

Agricultural Chemicals - 1.0%
       5,330    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** .......................            320,706

Applications Software - 2.0%
      13,540    Microsoft Corp.* ............................            642,608

Automotive - Cars and Light Trucks - 0.9%
      10,592    BMW A.G.** ..................................            306,998

Automotive - Truck Parts and Equipment - 1.3%
      10,260    Lear Corp.* .................................            413,478

Beverages - Non-Alcoholic - 0.9%
       6,885    PepsiCo, Inc. ...............................            278,705

Beverages - Wine and Spirits - 0.8%
      26,107    Diageo PLC** ................................            264,563

Brewery - 2.4%
      16,121    Anheuser-Busch Companies, Inc. ..............            765,264

Broadcast Services and Programming - 1.5%
       4,180    Clear Channel Communications, Inc.* .........            167,534
      30,375    Liberty Media Corp. - Class A* ..............            302,839

                                                                         470,373

Cable Television - 1.0%
       6,309    Comcast Corp. - Class A* ....................            168,009
       2,906    Comcast Corp. - Special Class A* ............             74,335
       3,290    Cox Communications, Inc. - Class A* .........             95,213

                                                                         337,557

Chemicals - Diversified - 0.8%
       6,730    E.I. du Pont de Nemours and Co. .............     $      254,865

Computers - 2.8%
      12,800    Dell Computer Corp.* ........................            305,408
       7,630    IBM Corp. ...................................            596,895

                                                                         902,303

Computers - Integrated Systems - 0.6%
       5,895    Diebold, Inc. ...............................            206,384

Computers - Peripheral Equipment - 1.3%
       7,140    Lexmark International Group, Inc. - Class A*             432,255

Consulting Services - 0.5%
      10,320    Accenture, Ltd. - Class A (New York Shares)*             170,796

Cosmetics and Toiletries - 3.6%
       3,790    Avon Products, Inc. .........................            189,500
       2,655    Colgate-Palmolive Co. .......................            135,166
       6,155    Estee Lauder Companies, Inc. - Class A ......            185,697
       7,855    Procter & Gamble Co. ........................            672,152

                                                                       1,182,515

Data Processing and Management - 1.0%
       9,407    Automatic Data Processing, Inc. .............            326,141

Diversified Financial Services - 2.7%
      25,181    Citigroup, Inc. .............................            865,723

Diversified Operations - 7.0%
       6,840    3M Co. ......................................            851,922
       3,465    Cooper Industries, Ltd. - Class A ...........            122,765
      23,174    General Electric Co. ........................            536,246
      26,125    Honeywell International, Inc. ...............            638,495
       2,990    SPX Corp.* ..................................            110,929

                                                                       2,260,357

See Notes to Schedules of Investments and Financial Statements

14  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Electronic Components - Semiconductors - 0.8%
      16,345    Texas Instruments, Inc. .....................     $      259,886

Fiduciary Banks - 0.5%
       4,580    Northern Trust Corp. ........................            155,995

Finance - Credit Card - 0.6%
       5,825    American Express Co. ........................            206,962

Finance - Investment Bankers/Brokers - 0.8%
       3,795    Goldman Sachs Group, Inc. ...................            258,439

Food - Diversified - 1.0%
       5,985    Unilever N.V. (New York Shares)** ...........            339,409

Food - Retail - 0.3%
       6,950    Kroger Co.* .................................            104,876

Food - Wholesale/Distribution - 0.5%
       9,800    Supervalu, Inc. .............................            145,824

Hotels and Motels - 3.2%
       9,570    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................            211,210
       5,555    Four Seasons Hotels, Inc.** .................            147,263
      11,935    Marriott International, Inc. - Class A ......            372,372
      12,770    Starwood Hotels & Resorts Worldwide, Inc. ...            299,456

                                                                       1,030,301

Insurance Brokers - 2.0%
      15,130    Marsh & McLennan Companies, Inc. ............            644,992

Life and Health Insurance - 1.1%
      11,150    AFLAC, Inc. .................................            361,148

Medical - Drugs - 4.9%
       2,800    Abbott Laboratories .........................            106,736
       4,085    Aventis S.A. (ADR)** ........................            209,356
       3,600    Forest Laboratories, Inc.* ..................            186,300
       7,965    Merck & Company, Inc. .......................            441,181
      20,885    Pfizer, Inc. ................................            634,069

                                                                       1,577,642

Medical Instruments - 0.9%
       6,200    Medtronic, Inc. .............................            278,504

Medical Products - 2.1%
       4,615    Baxter International, Inc. ..................            130,051
      10,415    Johnson & Johnson ...........................            558,348

                                                                         688,399

Metal Processors and Fabricators - 0.3%
       3,970    Precision Castparts Corp. ...................            100,560

Multi-Line Insurance - 3.5%
       9,430    Allstate Corp. ..............................            331,842
      10,790    American International Group, Inc. ..........            583,955
       4,605    PartnerRe, Ltd. .............................            232,552

                                                                       1,148,349

Multimedia - 4.3%
      23,860    AOL Time Warner, Inc.* ......................            278,208
       9,590    Gannett Company, Inc. .......................            696,809
      10,593    Viacom, Inc. - Class B* .....................            408,360

                                                                       1,383,377

Non-Hazardous Waste Disposal - 1.2%
      16,605    Waste Management, Inc. ......................            381,749

Oil Companies - Exploration and Production - 2.0%
       6,265    Apache Corp. ................................     $      390,999
       5,905    Burlington Resources, Inc. ..................            260,410

                                                                         651,409

Oil Companies - Integrated - 3.6%
       6,080    EnCana Corp.** ..............................            189,752
       3,855    EnCana Corp. (New York Shares)** ............            121,085
      16,590    Exxon Mobil Corp. ...........................            566,548
       1,613    Total Fina Elf S.A.** .......................            217,479
         945    Total Fina Elf S.A. (ADR)** .................             64,175

                                                                       1,159,039

Pipelines - 0.4%
       3,746    Kinder Morgan Management LLC* ...............            119,685

Radio - 0.4%
       3,880    Westwood One, Inc.* .........................            144,763

Reinsurance - 1.5%
         224    Berkshire Hathaway, Inc. - Class B* .........            498,176

Retail - Auto Parts - 0.3%
       1,620    AutoZone, Inc.* .............................            106,450

Retail - Discount - 1.7%
       5,965    Costco Wholesale Corp.* .....................            172,210
       4,580    TJX Companies, Inc. .........................             84,089
       6,264    Wal-Mart Stores, Inc. .......................            299,419

                                                                         555,718

Retail - Drug Store - 0.3%
       3,000    Walgreen Co. ................................             87,000

Retail - Jewelry - 0.4%
       6,200    Tiffany & Co. ...............................            144,150

Retail - Restaurants - 1.3%
       8,300    Darden Restaurants, Inc. ....................            180,110
       9,845    Yum! Brands, Inc.* ..........................            228,207

                                                                         408,317

Semiconductor Components/Integrated Circuits - 0.7%
       3,497    Linear Technology Corp. .....................             91,377
       4,304    Maxim Integrated Products, Inc. .............            134,328

                                                                         225,705

Super-Regional Banks - 1.3%
       2,775    Bank of America Corp. .......................            194,389
      10,659    U.S. Bancorp ................................            224,905

                                                                         419,294

Telecommunication Equipment - 0.6%
      12,770    Nokia Oyj (ADR)** ...........................            183,760

Telephone - Integrated - 1.2%
       2,765    SBC Communications, Inc. ....................             67,576
       8,235    Verizon Communications, Inc. ................            315,236

                                                                         382,812

Textile-Home Furnishings - 1.1%
       6,620    Mohawk Industries, Inc.* ....................            348,742

Toys - 0.6%
      10,350    Mattel, Inc. ................................            207,000

Transportation - Air Freight - 2.1%
      22,390    CNF, Inc. ...................................            674,387

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Transportation - Railroad - 1.1%
       8,865    Canadian National Railway Co.
                  (New York Shares)** .......................     $      363,022

Transportation - Services - 1.0%
       6,215    FedEx Corp. .................................            326,909

Web Portals/Internet Service Providers - 1.0%
      17,520    Yahoo!, Inc.* ...............................            318,864
--------------------------------------------------------------------------------
Total Common Stock (cost $28,868,943) .......................         27,408,054
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................              5,534

Cellular Telecommunications - 0%
       5,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              5,438
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,973) .........................             10,972
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 1.2%
       3,830    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................            159,424
       3,575    General Motors Corp. - Series A
                  convertible, 4.50% ........................             88,481
         364    Porsche A.G.** ..............................            144,967

                                                                         392,872

Publishing - Newspapers - 0.3%
       1,364    Tribune Co., convertible, 2.00% .............            101,277
--------------------------------------------------------------------------------
Total Preferred Stock (cost $518,693) .......................            494,149
--------------------------------------------------------------------------------
Repurchase Agreement - 13.9%
$  4,500,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $4,500,495
                  collateralized by $4,681,462
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $1,836,687 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $2,688,441 and
                  $1,901,560 (cost $4,500,000) ..............          4,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $33,897,609) - 99.9% ..........         32,413,175
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%             37,299
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   32,450,474
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.6%         $      526,113
Canada                                               4.2%              1,353,038
Finland                                              0.6%                183,760
France                                               1.5%                491,010
Germany                                              1.4%                451,965
Netherlands                                          1.0%                339,409
United Kingdom                                       0.8%                264,563
United States++                                     88.9%             28,803,317
--------------------------------------------------------------------------------
Total                                              100.0%         $   32,413,175

++Includes Short-Term Securities (75.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03               155,000      $      253,414    $     (7,366)
Canadian Dollar 4/15/03             270,000             175,739          (2,613)
Euro 3/28/03                        475,000             508,638         (20,023)
--------------------------------------------------------------------------------
Total                                            $      937,791    $    (30,002)

See Notes to Schedules of Investments and Financial Statements

16  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND                    Karen L. Reidy, portfolio manager

For the six months ended January 31, 2003, Janus Adviser Balanced Fund I Shares declined 2.09%. By comparision, the Standard & Poor's 500(R) Index, the benchmark for the equity portion of the Fund, dropped 5.26%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, gained 6.24% for the same six-month period. The Fund's C Shares gained 0.56% for the four-month period ended January 31, 2003.*(1) This performance earned the Fund's I Shares a top-decile position, ranking 31st out of 503 balanced funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

[PHOTO]

Hopes for a much-anticipated second-half recovery faded amid corporate accounting scandals and increasingly unfavorable economic news as our fiscal year got under way. While investors tried to assess the strength of the economy and the outlook for company earnings and business investment, consumers reined in their spending as stock losses mounted. Despite interest rates at 41-year lows, employment fears and the growing threat of a U.S. war with Iraq took a toll on consumer confidence, and retailers reported weaker-than-expected holiday sales as a result. By the end of the period, the major stock market indexes had retreated into negative territory.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs. Consequently, I have begun to shift resources from expensive Treasury securities into quality corporate bonds and equities that may benefit from moderate economic improvement. Still, price appreciation left the Fund's fixed-income weighting roughly unchanged at 40.6%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

Lexmark International, a leading manufacturer of computer printers, is one such company. The printer maker's focused, low-cost business model, clean balance sheet and ample cash flow are among the qualities that first caught my attention. Lexmark also is capitalizing on strong demand for color printers and all-in-one devices that allow users to print, copy and fax documents. Moreover, its inkjet cartridge business provides an attractive base for recurring and predictable revenue streams.

Another standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was interested in Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

Diversified manufacturer 3M contributed to the Fund's results as well. Making everything from office supplies to electronics to telecommunications equipment, 3M has successfully navigated the turbulent economic environment through its varied product base and careful cost management and continues to generate solid earnings and revenue growth.

On the downside, after performing strongly early in the period, Tenet Healthcare experienced a setback in the fall when its Medicare billing practices became the target of a federal investigation. As the scope of the inquiry broadened, I began to trim the Fund's holdings in the stock, adhering to my disciplined sell strategy. Unfortunately, I was not able to liquidate the position quickly enough to completely shield investors from the stock's decline.

Also hindering performance was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Meanwhile, I scaled back the Fund's exposure to industrial conglomerate Honeywell International, which has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in business capital investment. Although some of its problems appear temporary, we will closely monitor Honeywell's performance going forward.

Looking ahead, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Adviser Balanced Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              45.5%                43.7%
Top 10 Equities                                       13.4%                15.0%
Number of Stocks                                         79                   72
Fixed-Income Securities
  U.S. Government Agencies                             8.7%                 9.3%
  U.S. Treasury Notes/Bonds                           10.8%                13.3%
  Corporate Bonds/Warrants
    Investment Grade                                  19.1%                17.6%
    High-Yield/High-Risk                               1.7%                 0.5%
    Foreign Dollar/
      Non Dollar Bonds                                 0.3%                 0.0%
Preferred Stock                                        1.5%                 1.4%
Cash and Cash Equivalents                             12.4%                14.2%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Balanced Fund - I Shares 3rd out of 336 balanced funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Adviser Series  January 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                 (7.04)%
  5 Year                                                                   7.19%
  From Inception Date of Predecessor Fund 9/13/93                         11.08%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  10.22%
  5 Year                                                                   7.32%
  From Inception Date of Predecessor Fund 9/13/93                          6.94%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (23.01)%
  5 Year                                                                 (1.32)%
  From Inception Date of Predecessor Fund 9/13/93                          8.78%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                 (7.71)%
  5 Year                                                                   6.53%
  From Inception Date of Predecessor Fund 9/13/93                         10.57%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                 (9.53)%
  5 Year                                                                   6.30%
  From Inception Date of Predecessor Fund 9/13/93                         10.46%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 45.5%
Aerospace and Defense - 0.6%
      75,030    General Dynamics Corp. ......................     $    4,962,484

Applications Software - 1.2%
     210,645    Microsoft Corp.* ............................          9,997,212

Automotive - Cars and Light Trucks - 0.8%
     227,943    BMW A.G.** ..................................          6,606,685

Automotive - Truck Parts and Equipment - 0.6%
     122,200    Lear Corp.* .................................          4,924,660

Beverages - Non-Alcoholic - 0.5%
     109,665    PepsiCo, Inc. ...............................          4,439,239

Beverages - Wine and Spirits - 0.7%
     596,176    Diageo PLC** ................................          6,041,525

Brewery - 1.2%
     212,001    Anheuser-Busch Companies, Inc. ..............         10,063,687

Broadcast Services and Programming - 0.7%
     603,755    Liberty Media Corp. - Class A* ..............          6,019,437

Cable Television - 0.9%
      94,413    Comcast Corp. - Class A* ....................          2,514,218
      96,106    Comcast Corp. - Special Class A* ............          2,458,391
      68,540    Cox Communications, Inc. - Class A* .........          1,983,548

                                                                       6,956,157

Chemicals - Diversified - 0.4%
      89,385    E.I. du Pont de Nemours and Co. .............          3,385,010

Computers - 1.0%
     124,220    Dell Computer Corp.* ........................          2,963,889
      64,315    IBM Corp. ...................................          5,031,362

                                                                       7,995,251

Computers - Peripheral Equipment - 0.8%
     104,620    Lexmark International Group, Inc. - Class A*           6,333,695

Consulting Services - 0.4%
     176,540    Accenture, Ltd. - Class A (New York Shares)*      $    2,921,737

Cosmetics and Toiletries - 1.7%
      16,610    Avon Products, Inc. .........................            830,500
      42,210    Colgate-Palmolive Co. .......................          2,148,911
      79,585    Estee Lauder Companies, Inc. - Class A ......          2,401,079
      97,845    Procter & Gamble Co. ........................          8,372,597

                                                                      13,753,087

Data Processing and Management - 0.9%
     216,261    Automatic Data Processing, Inc. .............          7,497,769

Diversified Financial Services - 1.6%
     372,697    Citigroup, Inc. .............................         12,813,323

Diversified Operations - 3.6%
      92,490    3M Co. ......................................         11,519,630
     308,186    General Electric Co. ........................          7,131,424
     373,005    Honeywell International, Inc. ...............          9,116,242
      48,375    SPX Corp.* ..................................          1,794,713

                                                                      29,562,009

Electronic Components - Semiconductors - 0.5%
     276,038    Texas Instruments, Inc. .....................          4,389,004

Fiduciary Banks - 0.3%
      59,205    Northern Trust Corp. ........................          2,016,522

Finance - Credit Card - 0.7%
     168,200    American Express Co. ........................          5,976,146

Finance - Investment Bankers/Brokers - 0.5%
      64,180    Goldman Sachs Group, Inc. ...................          4,370,658

Food - Diversified - 0.7%
      98,475    Unilever N.V. (New York Shares)** ...........          5,584,517

Food - Retail - 0.3%
     172,490    Kroger Co.* .................................          2,602,874

See Notes to Schedules of Investments and Financial Statements

18  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Hotels and Motels - 1.4%
      61,013    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................     $    1,346,557
     240,305    Marriott International, Inc. - Class A ......          7,497,516
     112,990    Starwood Hotels & Resorts Worldwide, Inc. ...          2,649,615

                                                                      11,493,688

Industrial Gases - 0.4%
      65,000    Praxair, Inc. ...............................          3,545,100

Insurance Brokers - 1.4%
     274,385    Marsh & McLennan Companies, Inc. ............         11,697,032

Life and Health Insurance - 0.8%
     205,590    AFLAC, Inc. .................................          6,659,060

Medical - Drugs - 2.2%
      42,660    Abbott Laboratories .........................          1,626,199
      59,695    Bristol-Myers Squibb Co. ....................          1,408,205
      99,080    Merck & Company, Inc. .......................          5,488,041
     301,825    Pfizer, Inc. ................................          9,163,407

                                                                      17,685,852

Medical Instruments - 0.7%
     118,555    Medtronic, Inc. .............................          5,325,491

Medical Products - 0.7%
     111,235    Johnson & Johnson ...........................          5,963,308

Multi-Line Insurance - 1.6%
     139,545    Allstate Corp. ..............................          4,910,589
     146,285    American International Group, Inc. ..........          7,916,944

                                                                      12,827,533

Multimedia - 3.4%
     374,240    AOL Time Warner, Inc.* ......................          4,363,638
     166,920    Gannett Company, Inc. .......................         12,128,407
     285,530    Viacom, Inc. - Class B* .....................         11,007,182

                                                                      27,499,227

Non-Hazardous Waste Disposal - 0.5%
     176,835    Waste Management, Inc. ......................          4,065,437

Oil Companies - Exploration and Production - 1.8%
      45,965    Anadarko Petroleum Corp. ....................          2,119,446
     110,475    Apache Corp. ................................          6,894,745
     137,988    Burlington Resources, Inc. ..................          6,085,271

                                                                      15,099,462

Oil Companies - Integrated - 2.6%
      27,452    EnCana Corp.** ..............................            856,755
      84,900    EnCana Corp. (New York Shares)** ............          2,666,709
     355,890    Exxon Mobil Corp. ...........................         12,153,643
      40,486    Total Fina Elf S.A.** .......................          5,458,685
       7,850    Total Fina Elf S.A. (ADR)** .................            533,093

                                                                      21,668,885

Property and Casualty Insurance - 0.1%
       8,875    XL Capital, Ltd. - Class A ..................            666,158

Reinsurance - 1.1%
       4,124    Berkshire Hathaway, Inc. - Class B* .........          9,171,776

Retail - Discount - 0.9%
      82,585    Costco Wholesale Corp.* .....................          2,384,229
     110,635    Wal-Mart Stores, Inc. .......................          5,288,353

                                                                       7,672,582

Retail - Drug Store - 0.2%
      64,790    Walgreen Co. ................................     $    1,878,910

Semiconductor Components/Integrated Circuits - 0.5%
      57,378    Linear Technology Corp. .....................          1,499,287
      70,793    Maxim Integrated Products, Inc. .............          2,209,450

                                                                       3,708,737

Super-Regional Banks - 1.3%
      71,795    Bank of America Corp. .......................          5,029,240
     279,802    U.S. Bancorp ................................          5,903,822

                                                                      10,933,062

Telecommunication Equipment - 0.5%
     282,295    Nokia Oyj (ADR)** ...........................          4,062,225

Telephone - Integrated - 0.8%
      39,055    SBC Communications, Inc. ....................            954,504
     143,265    Verizon Communications, Inc. ................          5,484,184

                                                                       6,438,688

Textile-Home Furnishings - 0.4%
      64,010    Mohawk Industries, Inc.* ....................          3,372,047

Toys - 0.3%
     112,460    Mattel, Inc. ................................          2,249,200

Transportation - Railroad - 0.5%
     109,285    Canadian National Railway Co.
                  (New York Shares)** .......................          4,475,221

Transportation - Services - 0.4%
      60,310    FedEx Corp. .................................          3,172,306

Web Portals/Internet Service Providers - 0.4%
     196,150    Yahoo!, Inc.* ...............................          3,569,930
--------------------------------------------------------------------------------
Total Common Stock (cost $408,174,179) ......................        374,113,605
--------------------------------------------------------------------------------
Corporate Bonds - 20.8%
Aerospace and Defense - 1.3%
                Lockheed Martin Corp.:
$  2,150,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          2,411,967
   2,895,000      8.20%, notes, due 12/1/09 .................          3,530,632
   3,800,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................          4,649,634

                                                                      10,592,233

Appliances - 0.3%
   1,925,000    Maytag Corp., 6.875%, notes
                  due 12/1/06 ...............................          2,110,895

Automotive - Truck Parts and Equipment - 0.7%
   1,565,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................          1,654,509
   3,765,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....          3,962,662

                                                                       5,617,171

Beverages - Non-Alcoholic - 1.0%
                Coca-Cola Enterprises, Inc.:
   2,155,000      5.375%, notes, due 8/15/06 ................          2,312,990
   1,920,000      4.375%, notes, due 9/15/09 ................          1,951,104
     913,000      7.125%, notes, due 9/30/09 ................          1,056,242
   2,645,000      6.125%, notes, due 8/15/11 ................          2,911,174

                                                                       8,231,510

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
$  1,770,000      5.375%, notes, due 9/15/08 ................     $    1,914,526
   2,650,000      5.65%, notes, due 9/15/08 .................          2,902,945
     300,000      5.125%, notes, due 10/1/08 ................            320,670
   1,600,000      5.75%, notes, due 4/1/10 ..................          1,745,709
   1,216,000      6.00%, senior notes, due 4/15/11 ..........          1,345,907
     230,000      7.55%, notes, due 10/1/30 .................            289,607
     325,000      6.80%, notes, due 1/15/31 .................            375,166
   1,095,000      6.80%, notes, due 8/20/32 .................          1,267,888

                                                                      10,162,418

Broadcast Services and Programming - 0.4%
                Clear Channel Communications, Inc.:
     895,000      6.00%, notes, due 11/1/06 .................            947,409
   2,075,000      4.625%, notes, due 1/15/08 ................          2,093,841

                                                                       3,041,250

Cable Television - 1.8%
                Comcast Cable Communications, Inc.:
     170,000      6.375%, notes, due 1/30/06 ................            178,058
   3,335,000      6.75%, notes, due 1/30/11 .................          3,460,166
     835,000      7.125%, senior notes, due 6/15/13 .........            882,972
                Comcast Corp.:
     455,000      5.85%, notes, due 1/15/10 .................            455,563
     495,000      6.50%, notes, due 1/15/15 .................            496,279
                Cox Communications, Inc.:
     225,000      7.50%, notes, due 8/15/04 .................            240,463
   1,571,000      7.75%, notes, due 8/15/06 .................          1,771,167
   1,155,000      7.125%, notes, due 10/1/12 ................          1,273,979
                TCI Communications, Inc.:
   2,280,000      6.375%,senior notes, due 5/1/03 ...........          2,279,929
     678,000      8.65%, senior notes, due 9/15/04 ..........            722,819
   1,744,000      6.875%, senior notes, due 2/15/06 .........          1,838,415
     745,000      7.875%, notes, due 8/1/13 .................            814,306

                                                                      14,414,116

Cellular Telecommunications - 0.1%
     671,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................            729,713

Chemicals - Diversified - 0.1%
   1,135,000    Dow Chemical Co., 5.75%
                  notes, due 11/15/09 .......................          1,176,580

Commercial Banks - 0.4%
   2,645,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          2,876,599

Computers - 0.2%
   1,420,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          1,448,400
                Sun Microsystems, Inc.:
     548,000      7.35%, senior notes, due 8/15/04 ..........            575,275
      42,000      7.65%, senior notes, due 8/15/09 ..........             44,979

                                                                       2,068,654

Containers - Metal and Glass - 0.3%
   2,070,000    Ball Corp., 6.875%
                  senior notes, due 12/15/12+ ...............          2,103,638

Cosmetics and Toiletries - 0.3%
$  2,280,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................     $    2,451,616

Diversified Financial Services - 1.9%
                Citigroup, Inc.:
   2,603,000      7.25%, subordinated notes, due 10/1/10 ....          3,010,336
     755,000      6.625%, notes, due 6/15/32 ................            838,834
                General Electric Capital Corp.:
   3,385,000      5.375%, notes, due 4/23/04 ................          3,535,236
   1,355,000      4.25%, notes, due 1/28/05 .................          1,414,241
   1,425,000      2.85%, notes, due 1/30/06 .................          1,428,249
   3,973,000      5.35%, notes, due 3/30/06 .................          4,243,577
   1,160,000      6.75%, notes, due 3/15/32 .................          1,282,393

                                                                      15,752,866

Diversified Operations - 0.6%
                Honeywell International, Inc.:
   2,450,000      5.125%, notes, due 11/1/06 ................          2,582,481
   1,575,000      6.125%, notes, due 11/1/11 ................          1,727,101
     990,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          1,009,800

                                                                       5,319,382

Electric - Integrated - 0.2%
   1,785,000    Illinois Power Corp., 11.50%
                  first mortgage bonds, due 12/15/10+ .......          1,767,150

Finance - Auto Loans - 0.7%
                Ford Motor Credit Co.:
     545,000      5.75%, senior notes, due 2/23/04 ..........            556,041
   1,595,000      6.70%, notes, due 7/16/04 .................          1,639,547
                General Motors Acceptance Corp.:
   1,325,000      5.80%, notes, due 3/12/03 .................          1,329,231
   1,240,000      5.36%, notes, due 7/27/04 .................          1,274,282
     860,000      5.25%, notes, due 5/16/05 .................            869,323

                                                                       5,668,424

Finance - Consumer Loans - 0.3%
                American General Finance Corp.:
   1,320,000      5.875%, notes, due 7/14/06 ................          1,417,676
     730,000      5.375%, notes, due 9/1/09 .................            765,844

                                                                       2,183,520

Finance - Credit Card - 0.1%
   1,079,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..          1,148,789

Finance - Investment Bankers/Brokers - 0.3%
     433,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................            503,521
   1,455,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          1,633,368

                                                                       2,136,889

Food - Diversified - 0.8%
                General Mills, Inc.:
   1,460,000      5.125%, notes, due 2/15/07 ................          1,536,616
   1,965,000      6.00%, notes, due 2/15/12 .................          2,119,653
                Kellogg Co.:
   2,510,000      5.50%, notes, due 4/1/03 ..................          2,522,879
     400,000      7.45%, debentures, due 4/1/31 .............            484,596

                                                                       6,663,744

See Notes to Schedules of Investments and Financial Statements

20  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Food - Retail - 1.1%
$  2,989,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......     $    3,394,273
                Kroger Co.:
   1,075,000      7.80%, notes, due 8/15/07 .................          1,228,289
     367,000      7.00%, senior notes, due 5/1/18 ...........            390,212
     665,000      6.80%, notes, due 12/15/18 ................            700,848
                Safeway, Inc.:
   1,130,000      6.15%, notes, due 3/1/06 ..................          1,220,808
     877,000      6.50%, notes, due 11/15/08 ................            955,826
   1,015,000      6.50%, notes, due 3/1/11 ..................          1,103,711

                                                                       8,993,967

Food - Wholesale/Distribution - 0.1%
     750,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....            808,140

Hotels and Motels - 0.4%
                Starwood Hotels & Resorts Worldwide, Inc.:
     845,000      6.75%, notes, due 11/15/05 ................            850,281
   1,645,000      7.375%, notes, due 5/1/07(omega) ..........          1,640,887
     900,000      7.875%, notes, due 5/1/12(omega) ..........            888,750

                                                                       3,379,918

Insurance Brokers - 0.2%
   1,500,000    Marsh & McLennan Companies, Inc.
                  5.375%, notes, due 3/15/07 ................          1,595,463

Life and Health Insurance - 0%
     107,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................            121,503

Medical - Drugs - 0.1%
     985,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          1,070,951
     129,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................            143,152

                                                                       1,214,103

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
     665,000      7.50%, notes, due 11/15/05 ................            746,000
     596,000      5.20%, notes, due 1/17/07 .................            625,722

                                                                       1,371,722

Multi-Line Insurance - 0.4%
   2,850,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................          3,022,872

Multimedia - 1.5%
                AOL Time Warner, Inc.:
     840,000      5.625%, notes, due 5/1/05 .................            862,840
   4,120,000      9.15%, debentures, due 2/1/23 .............          4,524,688
   1,195,000      7.70%, notes, due 5/1/32 ..................          1,256,716
                Viacom, Inc.:
   2,040,000      7.75%, senior notes, due 6/1/05 ...........          2,275,838
   1,110,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          1,306,116
   1,070,000      5.625%, company guaranteed notes
                  due 8/15/12 ...............................          1,130,149
   1,225,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................          1,261,082

                                                                      12,617,429

Oil Companies - Exploration and Production - 0.1%
   1,100,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................          1,262,602

Oil Companies - Integrated - 0.2%
$  1,460,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................     $    1,633,505

Pipelines - 0.2%
   1,785,000    El Paso Corp., 7.875%
                  notes, due 6/15/12+ .......................          1,410,150

Resorts and Theme Parks - 0.3%
   2,755,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          2,658,575

Retail - Building Products - 0.3%
   2,535,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................          2,706,554

Retail - Discount - 0.9%
                Target Corp.:
   1,185,000      5.50%, notes, due 4/1/07 ..................          1,270,908
     370,000      5.40%, notes, due 10/1/08 .................            395,511
                Wal-Mart Stores, Inc.:
   3,330,000      5.45%, notes, due 8/1/06 ..................          3,619,157
   1,700,000      6.875%, senior notes, due 8/10/09 .........          1,976,309

                                                                       7,261,885

Retail - Restaurants - 0.2%
   1,195,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          1,248,775

Super-Regional Banks - 0%
      57,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........             66,637

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
   1,990,000      6.125%, notes, due 6/15/07 ................          2,163,721
   2,090,000      4.00%, notes, due 1/15/08 .................          2,080,135

                                                                       4,243,856

Telephone - Integrated - 0.2%
   1,360,000    Sprint Capital Corp., 5.70%
                  company guaranteed notes, due 11/15/03 ....          1,353,200

Textile-Home Furnishings - 0.4%
   2,920,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          3,245,203

Tools - Hand Held - 0.5%
   2,655,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          3,009,873
     990,000    Stanley Works, 4.90%
                  notes, due 11/1/12+ .......................            999,093

                                                                       4,008,966
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $161,503,172) ...................        170,442,182
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR 2,155,000   Deutschland Republic, 5.00%
                  bonds, due 7/4/12 (cost $2,359,480) .......          2,487,311
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 1.3%
     134,390    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          5,593,984
     226,210    General Motors Corp. - Series B
                  convertible, 5.25% ........................          5,231,106

                                                                      10,825,090

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - (continued)
Publishing - Newspapers - 0.2%
      22,397    Tribune Co., convertible, 2.00% .............     $    1,662,977
--------------------------------------------------------------------------------
Total Preferred Stock (cost $14,547,545) ....................         12,488,067
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+
                  (cost $0) .................................                  0
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.7%
                Fannie Mae:
$    940,000      3.625%, due 4/15/04 .......................            964,462
  23,694,000      5.625%, due 5/14/04 .......................         24,940,968
     940,000      6.50%, due 8/15/04 ........................          1,009,484
   7,510,000      5.50%, due 5/2/06 .........................          8,115,464
   1,815,000      4.75%, due 1/2/07 .........................          1,912,976
   4,600,000      5.00%, due 1/15/07 ........................          4,953,160
   1,740,000      5.25%, due 1/15/09 ........................          1,887,115
     330,000      6.375%, due 6/15/09 .......................            377,885
   2,337,000      6.25%, due 2/1/11 .........................          2,590,779
     380,000      6.00%, due 5/15/11 ........................            425,679
   6,630,000      5.375%, due 11/15/11 ......................          7,120,288
                Federal Home Loan Bank System:
   1,085,000      4.875%, due 5/14/04 .......................          1,131,173
   4,750,000      3.375%, due 6/15/04 .......................          4,871,505
   3,630,000      6.50%, due 11/15/05 .......................          4,041,929
                Freddie Mac:
   3,775,000      4.25%, due 6/15/05 ........................          3,964,901
   1,480,000      5.75%, due 4/15/08 ........................          1,646,389
   1,499,000      5.875%, due 3/21/11 .......................          1,627,986
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $68,665,210) ...........         71,582,143
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 10.8%
   4,584,000      3.375%, due 4/30/04 .......................          4,696,093
   3,350,000      2.125%, due 8/31/04 .......................          3,381,406
   7,043,000      5.875%, due 11/15/04 ......................          7,570,126
   1,850,000      6.50%, due 5/15/05 ........................          2,042,154
   4,081,000      5.75%, due 11/15/05 .......................          4,482,403
  10,115,000      6.50%, due 10/15/06 .......................         11,515,300
   4,370,000      5.625%, due 5/15/08 .......................          4,901,226
   4,318,000      6.00%, due 8/15/09 ........................          4,960,976
   1,795,000      5.75%, due 8/15/10 ........................          2,039,639
   2,015,000      5.00%, due 8/15/11 ........................          2,185,173
     635,000      4.875%, due 2/15/12 .......................            681,881
   7,554,000      7.25%, due 5/15/16 ........................          9,584,432
   3,680,000      7.875%, due 2/15/21 .......................          5,008,826
   3,680,000      7.25%, due 8/15/22 ........................          4,749,644
   3,830,000      6.25%, due 8/15/23 ........................          4,459,108
   5,634,000      6.00%, due 2/15/26 ........................          6,400,314
   2,433,000      5.25%, due 2/15/29 ........................          2,523,858
   6,265,000      6.25%, due 5/15/30 ........................          7,438,954
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $83,597,004) ..........         88,621,513
--------------------------------------------------------------------------------
Repurchase Agreement - 12.1%
$ 99,200,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $99,210,912
                  collateralized by $103,200,238
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $40,488,744 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $59,265,195 and
                  $41,918,844 (cost $99,200,000) ............     $   99,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $838,046,590) - 99.7% .........        818,934,821
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%          2,366,969
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  821,301,790
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.4%         $    2,921,737
Canada                                               1.3%             10,607,844
Cayman Islands                                       0.1%                666,158
Finland                                              0.5%              4,062,225
France                                               0.7%              5,991,778
Germany                                              1.1%              9,093,996
Netherlands                                          0.7%              5,584,517
United Kingdom                                       0.7%              6,041,525
United States++                                     94.5%            773,965,041
--------------------------------------------------------------------------------
Total                                              100.0%         $  818,934,821

++Includes Short-Term Securities (82.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03             3,450,000      $    5,640,516    $   (163,572)
Canadian Dollar 4/15/03           1,240,000             807,100         (12,559)
Euro 3/28/03                     12,200,000          13,063,954        (513,002)
--------------------------------------------------------------------------------
Total                                            $   19,511,570    $   (689,133)

See Notes to Schedules of Investments and Financial Statements

22  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND                           David Corkins,
                                                               portfolio manager

Fear was in abundance during the period as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to five-year lows in early October. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as manufacturing activity and consumer confidence experienced alarming drops late in the period, stocks moved dramatically higher. However, by December, geopolitical tensions, rising unemployment and lackluster holiday sales put a damper on the festive mood, leaving the major market averages to rack up losses for a third consecutive year
- the first time this has occurred since the Great Depression. Unfortunately, the new year did not get off to a fresh start and the markets continued their decline.

[PHOTO]

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses that offered us the opportunity to capitalize on volatility and weakness. But as Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the six months ended January 31, 2003, Janus Adviser Growth and Income Fund declined 5.69% for its I Shares, slightly trailing its benchmark, the Standard & Poor's 500(R) Index, which fell by 5.26%. The Fund's C Shares gained 2.68% for the four-month period ended January 31, 2003.*(1) This performance earned the Fund's I Shares a top-decile ranking for the one-year period ended January 31, 2003, placing it 56th out of 960 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm.(2)

Our disappointments involved stocks whose downside risk turned out to be more damaging than we anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. Later, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. Consequently, we liquidated our position in Household International at a loss.

Meanwhile, shares of industrial conglomerate Honeywell International fell when it, too, announced lower quarterly and full-year profits. The company not only expressed little hope for a broad economic recovery, but also voiced worries about prospects for the commercial aviation sector, where it has substantial exposure. The ominous news convinced us to cut our losses and trim the position.

Elsewhere, the media industry was a study in contrasts as competitive pricing pressures forced marketing services firm Valassis Communications, another laggard, to warn of double-digit earnings shortfalls for 2003. Despite a history of high free cash flow and limited reinvestment, the company's unwillingness to match rivals' bids produced troubling market share losses. Fundamentally, Valassis remains attractively valued, but will necessitate a close eye going forward in light of changing industry dynamics. At the same time, cable operator and programming conglomerate Liberty Media snapped back substantially when it announced higher revenue and cash flow targets for its Starz Encore and Discovery networks, citing improved advertising spending and subscriber growth. The stock had been oversold for much of the year and rose in tandem with moves among the more aggressive sectors toward the end of the period.

Despite the impact of regulatory overhang on Wall Street and concerns over exposure to struggling Latin American economies as well as scandal-ridden companies Enron and WorldCom, financial services giant Citigroup gained. The regulatory issue has recently been abated as a result of an accord on conflict-of-interest issues and investment practices. Furthermore, Citigroup benefited from a recent settlement that insulates research activities from investment banking operations, though it was hit with the stiffest fine. Although global economic weakness remains an ongoing concern, the company's diverse roster of businesses continues to fire on all cylinders and shields it against weakness in any one area.

Medtronic also supported our performance. The medical-device maker recently reported quarterly results in line with analysts' expectations thanks in part to a solid 26% rise in sales for products in its "cardiac rhythm management" category, which includes pacemakers and defibrillators. The company's track record of successfully bringing new products and therapies to market continues to impress us. In particular, Medtronic's progress with drug-coated stents and a product for severe cases of nausea should help round out the company's already robust product pipeline.

As we start 2003, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory; neither is survival." We're constantly looking for new ideas for the Fund as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Adviser Growth and Income Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              79.9%                79.7%
Preferred Stock                                        2.4%                 2.6%
Top 10 Equities                                       26.3%                27.4%
Number of Stocks                                         78                   75
Fixed-Income Securities                                9.0%                 3.1%
Cash and Cash Equivalents                              8.7%                14.6%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Adviser Series  January 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (18.30)%
  From Inception Date of Predecessor Fund 5/1/98                           4.02%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (23.01)%
  From Inception Date of Predecessor Fund 5/1/98                         (4.05)%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (18.84)%
  From Inception Date of Predecessor Fund 5/1/98                           3.65%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (20.45)%
  From Inception Date of Predecessor Fund 5/1/98                           3.43%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 79.9%
Advertising Sales - 0.4%
      26,935    Lamar Advertising Co.* ......................     $      936,799

Aerospace and Defense - 0.9%
      33,155    General Dynamics Corp. ......................          2,192,872

Airlines - 0.3%
      48,590    Southwest Airlines Co. ......................            634,100

Applications Software - 3.3%
     164,820    Microsoft Corp.* ............................          7,822,357

Automotive - Cars and Light Trucks - 0.5%
      37,631    BMW A.G.** ..................................          1,090,694

Beverages - Non-Alcoholic - 1.1%
      63,306    PepsiCo, Inc. ...............................          2,562,627

Brewery - 2.1%
     104,942    Anheuser-Busch Companies, Inc. ..............          4,981,597

Broadcast Services and Programming - 4.0%
      70,845    Clear Channel Communications, Inc.* .........          2,839,468
     687,712    Liberty Media Corp. - Class A* ..............          6,856,489

                                                                       9,695,957

Cable Television - 3.1%
     174,177    Comcast Corp. - Special Class A* ............          4,455,448
     105,864    Cox Communications, Inc. - Class A* .........          3,063,704

                                                                       7,519,152

Casino Hotels - 0.5%
     152,615    Park Place Entertainment Corp.* .............          1,152,243

Chemicals - Diversified - 1.3%
      81,777    E.I. du Pont de Nemours and Co. .............          3,096,895

Commercial Services - Finance - 0.7%
      68,658    Paychex, Inc. ...............................          1,728,808

Computer Services - 0.8%
     131,555    Ceridian Corp.* .............................     $    1,886,499

Computers - 1.9%
     102,320    Apple Computer, Inc.* .......................          1,469,315
      38,195    Dell Computer Corp.* ........................            911,333
      28,840    IBM Corp. ...................................          2,256,153

                                                                       4,636,801

Computers - Peripheral Equipment - 0.7%
      26,070    Lexmark International Group, Inc. - Class A*           1,578,278

Consulting Services - 0.5%
      66,465    Accenture, Ltd. - Class A (New York Shares)*           1,099,996

Cosmetics and Toiletries - 2.9%
      38,105    Colgate-Palmolive Co. .......................          1,939,926
      17,775    International Flavors & Fragrances, Inc. ....            564,712
      53,030    Procter & Gamble Co. ........................          4,537,777

                                                                       7,042,415

Data Processing and Management - 0.8%
      53,385    Automatic Data Processing, Inc. .............          1,850,858

Diversified Financial Services - 3.8%
     265,860    Citigroup, Inc. .............................          9,140,267

Diversified Operations - 3.8%
      19,995    3M Co. ......................................          2,490,377
     213,337    General Electric Co. ........................          4,936,618
      68,165    Honeywell International, Inc. ...............          1,665,953

                                                                       9,092,948

Entertainment Software - 0.6%
      26,380    Electronic Arts, Inc.* ......................          1,365,693

Finance - Commercial - 1.2%
     143,335    CIT Group, Inc. .............................          2,852,366

See Notes to Schedules of Investments and Financial Statements

24  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Investment Bankers/Brokers - 1.7%
      54,514    Charles Schwab Corp. ........................     $      502,619
      38,410    Goldman Sachs Group, Inc. ...................          2,615,721
      44,300    J.P. Morgan Chase & Co. .....................          1,033,962

                                                                       4,152,302

Finance - Mortgage Loan Banker - 2.3%
      85,745    Fannie Mae ..................................          5,547,702

Financial Guarantee Insurance - 0.8%
      47,515    MGIC Investment Corp. .......................          2,049,322

Hotels and Motels - 1.6%
      99,163    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          2,188,527
      66,080    Starwood Hotels & Resorts Worldwide, Inc. ...          1,549,576

                                                                       3,738,103

Insurance Brokers - 2.3%
     130,837    Marsh & McLennan Companies, Inc. ............          5,577,581

Life and Health Insurance - 1.7%
      60,235    AFLAC, Inc. .................................          1,951,012
      80,091    John Hancock Financial Services, Inc. .......          2,187,285

                                                                       4,138,297

Medical - Drugs - 4.6%
      46,370    Abbott Laboratories .........................          1,767,624
      28,000    Merck & Company, Inc. .......................          1,550,920
     172,480    Pfizer, Inc. ................................          5,236,493
      66,170    Wyeth .......................................          2,582,615

                                                                      11,137,652

Medical - HMO - 0.6%
      17,320    UnitedHealth Group, Inc. ....................          1,522,428

Medical - Hospitals - 0.2%
      20,925    Tenet Healthcare Corp.* .....................            376,441

Medical Instruments - 1.7%
      90,411    Medtronic, Inc. .............................          4,061,262

Motorcycle and Motor Scooter Manufacturing - 0.3%
      19,447    Harley-Davidson, Inc. .......................            812,496

Multi-Line Insurance - 1.5%
      65,199    American International Group, Inc. ..........          3,528,570

Multimedia - 4.4%
      52,315    AOL Time Warner, Inc.* ......................            609,993
      42,730    Gannett Company, Inc. .......................          3,104,762
     132,095    Viacom, Inc. - Class B* .....................          5,092,262
     102,170    Walt Disney Co. .............................          1,787,975

                                                                      10,594,992

Non-Hazardous Waste Disposal - 0.5%
      49,920    Waste Management, Inc. ......................          1,147,661

Oil Companies - Integrated - 5.9%
      60,222    ConocoPhillips ..............................          2,902,098
     109,537    EnCana Corp. (New York Shares) ..............          3,440,557
     228,015    Exxon Mobil Corp. ...........................          7,786,712

                                                                      14,129,367

Pipelines - 0.6%
      33,620    Kinder Morgan, Inc. .........................          1,516,598

Printing - Commercial - 0.5%
      51,949    Valassis Communications, Inc.* ..............          1,208,334

Property and Casualty Insurance - 0.3%
      47,958    Travelers Property Casualty Corp. - Class B*             779,797

Reinsurance - 2.0%
       2,132    Berkshire Hathaway, Inc. - Class B* .........     $    4,741,568

Retail - Discount - 0.7%
      14,620    Target Corp. ................................            412,430
      24,820    Wal-Mart Stores, Inc. .......................          1,186,396

                                                                       1,598,826

Semiconductor Components/Integrated Circuits - 2.0%
      47,130    Linear Technology Corp. .....................          1,231,507
     111,331    Maxim Integrated Products, Inc. .............          3,474,640

                                                                       4,706,147

Super-Regional Banks - Us - 3.2%
      48,430    Bank of America Corp. .......................          3,392,521
     198,637    U.S. Bancorp ................................          4,191,241

                                                                       7,583,762

Telecommunication Equipment - 0.7%
     120,545    Nokia Oyj (ADR)** ...........................          1,734,643

Telephone - Integrated - 0.8%
      75,885    SBC Communications, Inc. ....................          1,854,629

Tools - Hand Held - 0.8%
      72,095    Stanley Works ...............................          1,919,169

Toys - 1.3%
     153,730    Mattel, Inc. ................................          3,074,600

Transportation - Railroad - 0.5%
      29,510    Canadian National Railway Co.
                  (New York Shares) .........................          1,208,434

Transportation - Services - 0.3%
      28,195    C.H. Robinson Worldwide, Inc. ...............            790,024

Travel Services - 0.9%
     102,000    USA Interactive* ............................          2,245,020
--------------------------------------------------------------------------------
Total Common Stock (cost $218,238,572) ......................        191,435,949
--------------------------------------------------------------------------------
Corporate Bonds - 2.1%
Advertising Sales - 0.1%
$    220,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............            229,625

Cable Television - 0.7%
   1,500,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          1,654,518

Cellular Telecommunications - 0%
       7,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              7,613

Non-Hazardous Waste Disposal - 0.6%
                Waste Management, Inc.:
     655,000      6.375%, notes, due 12/1/03 ................            666,508
     555,000      7.00%, senior notes, due 10/1/04 ..........            579,469
     175,000      7.00%, notes, due 5/15/05 .................            183,526

                                                                       1,429,503

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......             21,050

Resorts and Theme Parks - 0.2%
                Six Flags, Inc.:
      75,000      9.50%, senior notes, due 2/1/09 ...........             71,812
     310,000      8.875%, senior notes, due 2/1/10 ..........            289,075

                                                                         360,887

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Discount - 0.4%
$  1,000,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................     $    1,015,034

Telephone - Integrated - 0%
      20,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................             23,744

Toys - 0%
                Mattel, Inc.:
      30,000      6.00%, notes, due 7/15/03 .................             30,168
      30,000      6.125%, notes, due 7/15/05 ................             30,642

                                                                          60,810

Transportation - Railroad - 0.1%
     210,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................            234,344
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,819,160) .....................          5,037,128
--------------------------------------------------------------------------------
Preferred Stock - 2.4%
Automotive - Cars and Light Trucks - 1.7%
      76,025    General Motors Corp. - Series B
                  convertible, 5.25% ........................          1,758,078
       6,093    Porsche A.G.** ..............................          2,426,603

                                                                       4,184,681

Electric - Integrated - 0.5%
      51,290    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............          1,110,941

Fiduciary Banks - 0.2%
       1,800    State Street Corp. ..........................            362,394
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,621,086) .....................          5,658,016
--------------------------------------------------------------------------------
U.S. Government Obligations - 6.9%
                U.S. Treasury Notes:
$  2,550,000      3.00%, due 1/31/04 ........................          2,592,932
   4,650,000      2.875%, due 6/30/04 .......................          4,742,093
   5,520,000      2.25%, due 7/31/04 ........................          5,581,669
   3,525,000      3.50%, due 11/15/06 .......................          3,639,288
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $16,466,542) ........         16,555,982
--------------------------------------------------------------------------------
Repurchase Agreement - 9.5%
  22,800,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $22,802,508
                  collateralized by $23,719,410
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $9,305,881 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $13,621,436 and
                  $9,634,573 (cost $22,800,000) .............         22,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $268,945,360) - 100.8% ........        241,487,075
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%      (1,798,565)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  239,688,510
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $    1,099,996
Canada                                               2.8%              6,837,518
Finland                                              0.7%              1,734,643
Germany                                              1.5%              3,517,297
United States++                                     94.5%            228,297,621
--------------------------------------------------------------------------------
Total                                              100.0%         $  241,487,075

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 2/21/03                      2,000,000      $    2,144,916    $   (136,716)
--------------------------------------------------------------------------------
Total                                            $    2,144,916    $   (136,716)

See Notes to Schedules of Investments and Financial Statements

26  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND               David Decker, portfolio manager

For the six months ended January 31, 2003, Janus Adviser Strategic Value Fund declined 7.17% for its I Shares, by comparison, its benchmark, the Standard & Poor's 500(R) Index, dropped 5.26%. The Fund's C Shares gained 0.64% for the four month period ended January 31, 2003.*(1) The Fund's I Shares ranked 233rd out of 279 multi-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm, placing it in the fourth-quartile for the one-year period ended January 31, 2003.(2)

[PHOTO]

There were very few positives in the market over the past six months. Valuation support came under intense pressure toward year-end 2002, amid fears of war, profit warnings, credit downgrades and soft economic data. Meanwhile, excess capacity continued to haunt the business environment, especially in light of declining industrial production and manufacturing activity.

Despite what has been a very difficult environment, I am optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we approach it using scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. In my opinion, we saw this most evidently in September 2002, where fear of the unknown (i.e., economic outlook, terrorism) converged in a downward selling cycle that manifested upon itself.

An example of where psychology has driven a divergence between market value and intrinsic value in the Fund is Station Casinos. At the beginning of the period, the Las Vegas resort franchise had suddenly lost most of a significant price appreciation it steadily enjoyed over the previous four months. As early as October, however, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? I believe the answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then wait patiently. If we are right, market value and intrinsic value will converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was among the period's top-five positive contributors to the Fund.

Unfortunately, we are not always right, and the six-month period exposed several bad decisions. Among these was El Paso. What first attracted me to this company is its powerful asset base. Unfortunately, two events occurred. First, El Paso dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, the company was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, potentially exposing El Paso to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes. First, I incorrectly analyzed the impact of the merchant energy withdrawal, and second, I underestimated the probability of these events occurring at all. These errors caused severe damage to the performance of the Fund and convinced me to completely liquidate the position.

While performance was significantly challenged against a difficult backdrop, I firmly believe that we have built a portfolio of excellent companies that will grow over time. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow.

Thank you for your continued support during this very difficult period.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              93.4%                97.3%
  Foreign                                             13.4%                14.1%
Top 10 Equities                                       46.3%                45.9%
Number of Stocks                                         44                   47
Cash, Cash Equivalents
  and Fixed Income Securities                          6.6%                 2.7%

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Janus Adviser Strategic Value Fund will reorganize into Janus Adviser Mid Cap Value Fund pending shareholder approval. If approved, the reorganization is expected to be effective on or about June 2, 2003.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Adviser Series  January 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (24.18)%
  From Inception Date 8/1/00                                            (17.34)%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (23.01)%
  From Inception Date 8/1/00                                            (17.40)%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (24.74)%
  From Inception Date 8/1/00                                            (17.94)%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (26.81)%
  From Inception Date 8/1/00                                            (19.00)%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 91.5%
Aerospace and Defense - Equipment - 0.7%
         487    Alliant Techsystems, Inc.* ..................     $       26,473

Apparel Manufacturers - 1.1%
       1,505    Liz Claiborne, Inc. .........................             43,224

Automotive - Cars and Light Trucks - 2.0%
      10,000    Nissan Motor Company, Ltd. ..................             76,121

Automotive - Truck Parts and Equipment - 4.5%
       4,325    Lear Corp.* .................................            174,298

Broadcast Services and Programming - 7.4%
      28,491    Liberty Media Corp. - Class A* ..............            284,055

Building Products - Cement and Aggregate - 4.6%
       9,270    Cemex S.A. de C.V. (ADR) ....................            174,276

Casino Hotels - 2.8%
       5,985    Station Casinos, Inc.* ......................            108,867

Chemicals - Specialty - 1.4%
       1,875    Cytec Industries, Inc.* .....................             54,694

Commercial Services - 0.6%
         674    Arbitron, Inc.* .............................             21,777

Commercial Services - Finance - 0.7%
         630    Moody's Corp. ...............................             26,384

Computer Services - 4.8%
      12,905    Ceridian Corp.* .............................            185,058

Computers - 3.9%
      10,415    Apple Computer, Inc.* .......................            149,559

Containers - Paper and Plastic - 3.4%
       7,810    Packaging Corporation of America* ...........            130,974

Diversified Financial Services - 0.9%
       1,030    Citigroup, Inc. .............................             35,411

Diversified Operations - 3.4%
         975    SPX Corp.* ..................................     $       36,172
       5,845    Tyco International, Ltd. ....................             93,578

                                                                         129,750

Electronic Design Automation - 3.1%
      11,970    Cadence Design Systems, Inc.* ...............            118,742

Enterprise Software/Services - 3.4%
       9,870    Computer Associates International, Inc. .....            131,962

Finance - Consumer Loans - 2.1%
         760    SLM Corp. ...................................             80,735

Finance - Credit Card - 1.1%
       1,160    American Express Co. ........................             41,215

Finance - Mortgage Loan Banker - 4.2%
       1,140    Fannie Mae ..................................             73,758
       1,555    Freddie Mac .................................             87,049

                                                                         160,807

Multimedia - 0.9%
         220    McGraw-Hill Companies, Inc. .................             13,028
         625    Viacom, Inc. - Class B* .....................             24,094

                                                                          37,122

Non-Hazardous Waste Disposal - 1.9%
       7,525    Allied Waste Industries, Inc.* ..............             73,595

Oil Companies - Exploration and Production - 4.3%
       1,338    Apache Corp. ................................             83,505
       4,425    Ocean Energy, Inc. ..........................             82,880

                                                                         166,385

Oil Refining and Marketing - 2.0%
       7,100    SK Corp. ....................................             78,381

Paper and Related Products - 0.8%
         715    Rayonier, Inc. ..............................             30,302

See Notes to Schedules of Investments and Financial Statements

28  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Petrochemicals - 0.5%
       1,600    Reliance Industries, Ltd. (GDR)+ ............     $       18,480

Pipelines - 6.6%
       7,978    Kinder Morgan Management LLC* ...............            254,897

Printing - Commercial - 1.9%
       3,175    Valassis Communications, Inc.* ..............             73,851

Property and Casualty Insurance - 0.1%
          44    Travelers Property Casualty Corp. - Class A*                 713
          91    Travelers Property Casualty Corp. - Class B*               1,480

                                                                           2,193

Publishing - Newspapers - 0.5%
         410    New York Times Co. - Class A ................             20,024

Recreational Centers - 0.4%
       1,930    Bally Total Fitness Holding Corp.* ..........             16,096

Reinsurance - 4.6%
          80    Berkshire Hathaway, Inc. - Class B* .........            177,920

Retail - Toy Store - 1.7%
       7,130    Toys "R" Us, Inc.* ..........................             64,455

Retail - Video Rental - 0.8%
       2,305    Blockbuster, Inc. - Class A .................             30,057

Satellite Telecommunications - 2.6%
       3,850    EchoStar Communications Corp. - Class A* ....             99,908

Tobacco - 1.0%
       2,891    Vector Group, Ltd. ..........................             37,323

Toys - 2.8%
       5,495    Mattel, Inc. ................................            109,900

Transportation - Marine - 2.0%
      18,050    Grupo TMM S.A. de C.V. - Class A (ADR)* .....             75,810
--------------------------------------------------------------------------------
Total Common Stock (cost $3,996,447) ........................          3,521,081
--------------------------------------------------------------------------------
Corporate Bonds - 1.9%
Tobacco - 1.9%
$    105,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ (cost $105,000) ..............             72,056
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Automotive - Cars and Light Trucks - 1.9%
       3,200    General Motors Corp. - Series B
                  convertible, 5.25% (cost $87,075) .........             74,000
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
$    100,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $100,011
                  collateralized by $104,032
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $40,815 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $59,743 and
                  $42,257 (cost $100,000) ...................            100,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,288,522) - 97.9% ...........          3,767,137
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%             80,606
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    3,847,743
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.5%         $       93,578
India                                                0.5%                 18,480
Japan                                                2.0%                 76,121
Mexico                                               6.6%                250,086
South Korea                                          2.1%                 78,381
United States++                                     86.3%              3,250,491
--------------------------------------------------------------------------------
Total                                              100.0%         $    3,767,137

++Includes Short-Term Securities (83.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND            Helen Young Hayes, portfolio manager
                                            Brent Lynn, portfolio manager

Global equity markets remained volatile during this six-month reporting period. Beginning with signs of deceleration in global economic growth in the summer, which caused equity markets to stumble to multi-year lows, and ending with concerns about the growing geopolitical crisis in the Middle East and North Korea, stocks drifted lower.

[PHOTO]

Given this backdrop, Janus Adviser International Fund I Shares declined 11.39% for the six-month period ended January 31, 2003, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, lost 9.15%. The Fund's C Shares declined 2.01% for the four-month period ended January 31, 2003.*(1) The Fund's I Shares ranked 771st out of 812 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the forth-quartile for the one-year period ended January 31, 2003.(2)

[PHOTO]

Global economies continued to follow the lead of the U.S. economy, which remained sluggish during the time period. U.S. business leaders remained inwardly focused - repairing over-leveraged balance sheets, postponing spending decisions and trimming overhead. Business investment spending remained muted, and consumer confidence waned.

With the critical U.S. economy in a holding pattern, the economies of large trading partners like Germany, the UK and Japan remained soft, which caused equity markets to trade down. The appreciation of the European currencies versus the U.S. dollar hurt exports and put even more pressure on the already fragile European economies. In particular, the German markets came under severe pressure, evidenced by the 23.80% decline in the DAX, due in part to concerns about the outlook for the financial services sector. With unemployment at a worrisome 10% and sentiment deteriorating, German consumers have reduced spending. The decision by the European Central Bank to cut interest rates late in the year provided further evidence that European economies remained weak.

In Asia, the Japanese economy remained stagnant, and its equity markets underperformed the benchmark, reflecting lack of progress in implementing critical structural reforms. In contrast, the Chinese economy continued to boom, propelled by 8% GDP growth in the fourth quarter.

In Latin America, the Mexican equity markets showed relative stability. The Brazilian markets, after coming under intense selling pressure leading up to the election of President Lula, also showed encouraging signs of stabilization.

Other markets that performed well included Russia, Taiwan and Australia. Sectors that outperformed the index included consumer staples, health care and telecom services, while the performance of sectors like financial services and industrials lagged the return of the index.

In addition to the negative effects of the macroeconomic environment, some of our stocks were poor performers during this period.

Securitas traded down due to currency fluctuations and a general decline in security service stocks globally. The U.S. Government took over many of the activities relating to airport security post 9/11, and U.S. security growth slowed temporarily as a result. We remain optimistic about the company because of their strong competitive position in a fragmented market and their impressive track record of continued growth, even in mature markets.

Another poor performer was Chubb PLC, a UK-based worldwide provider of fire and security services. Near term growth has slowed as a result of a difficult property environment in Hong Kong and weak government spending in Australia. We believe that management is addressing these issues and that current earnings and cash flow valuations are very attractive.

Some of our financial investments held back performance, including reinsurers Swiss Re and Munich Re. While the pricing environment in the reinsurance business remained sound, the companies were hurt by the impact of equity market declines on their capital base. Consequently, we have significantly scaled back exposure to these companies.

The portfolio's results were also negatively impacted by currency fluctuations, as the U.S. dollar fell 9% versus the Euro during the time period. Many of the companies in our portfolio are leading European and Japanese based global exporters and multinationals. Their revenues and earnings have been negatively affected by the fall in the US dollar versus the European and Japanese currencies. In addition, our foreign currency hedges, which had been reduced earlier in the year, were a drag on performance.

Notwithstanding the negative backdrop, we had several strong performers in the period.

The top performing stock was India-based Reliance Industries, which has been experiencing improving petrochemical and refining margins. The upstream energy business has been bolstered recently by a very large offshore gas discovery. In the telecom division, the company has been rolling out cellular service in hundreds of cities across India.

Staying with the energy sector, EnCana, the Canadian-based oil and gas company, was also a top performer. Formed by the merger of Alberta Energy Company and Pan Canadian Energy in April of 2002, Encana is North America's number one exploration and production company. EnCana has solid assets and structural advantages when compared to its peers, including the depth of its prospect inventory.

Teva Pharmaceuticals, the world's largest generic drug manufacturer based in Israel, gained during the period. The fundamental outlook for increased usage of generic drugs remains promising, driven by two main dynamics. First, large branded drugs continue to lose their window of patent exclusivity. Secondly, Europe is just beginning to embrace the use of generics, which suggests a multi-year horizon of expanding sales. We are comfortable investing in a worldwide leader like Teva as it has gained market share in this growing category of drug utilization.

One main consequence of the ongoing geopolitical risks has been a postponement in spending decisions, both on the corporate side and the consumer side. The resultant economic uncertainty can be evidenced in the numerous false starts in the equity markets, which have added to volatility.

Our approach to managing the portfolio remains very balanced - we seek an appropriate mix of stable, predictable franchises, coupled with other business models that are more exposed to an economic recovery.

Despite the heightened level of uncertainty regarding resolution of these difficult issues, we have stayed focused solely on searching out investment ideas that meet our strict criteria - solid execution in a difficult environment, strong cash flows, clean balance sheets, secular growth opportunities, and attractive valuations. As valuations have compressed, we are finding more and more "growth" names that are trading at "value" prices; therefore we are optimistic that our research will be rewarded when these challenging geopolitical issues are resolved.

Thank you for your continued support.

30  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser International Fund - I Shares 68th out of 445 international funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective June 2, 2003, Janus Adviser International Fund will change its name to Janus Adviser International Growth Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              88.9%                83.7%
Preferred Stock                                        2.0%                 2.7%
  Foreign                                             90.5%                86.4%
Top 10 Equities                                       18.1%                17.9%
Number of Stocks                                        145                  135
Cash and Cash Equivalents                              9.1%                13.6%

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (25.72)%
  5 Year                                                                 (0.15)%
  From Inception Date of Predecessor Fund 5/2/94                           7.22%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (14.93)%
  5 Year                                                                 (4.57)%
  From Inception Date of Predecessor Fund 5/2/94                         (0.09)%
--------------------------------------------------------------------------------

DAX Index
  1 Year                                                                (46.20)%
  5 Year                                                                 (9.15)%
  From Inception Date of Predecessor Fund 5/2/94                           2.33%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (26.25)%
  5 Year                                                                 (0.74)%
  From Inception Date of Predecessor Fund 5/2/94                           7.22%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (27.71)%
  5 Year                                                                 (0.95)%
  From Inception Date of Predecessor Fund 5/2/94                           7.15%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX is Deutsche Borse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Fund may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 88.9%
Advertising Sales - 0.2%
     347,653    Telefonica Publicidad e Informacion S.A. ....     $    1,119,595

Advertising Services - 1.7%
   1,110,406    WPP Group PLC ...............................          7,741,410

Agricultural Chemicals - 0.2%
      17,085    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................          1,028,004

Applications Software - 1.2%
      20,636    Infosys Technologies, Ltd. ..................          1,856,694
     819,210    Satyam Computer Services, Ltd. ..............          3,838,695

                                                                       5,695,389

Audio and Video Products - 1.0%
     121,800    Sony Corp.** ................................     $    4,783,041

Automotive - Cars and Light Trucks - 1.6%
      47,839    BMW A.G. ....................................          1,386,562
      44,800    Honda Motor Company, Ltd.** .................          1,490,345
      42,860    Hyundai Motor Company, Ltd.** ...............            909,486
     483,000    Nissan Motor Company, Ltd.** ................          3,676,663

                                                                       7,463,056

Beverages - Wine and Spirits - 1.4%
     659,895    Diageo PLC ..................................          6,687,240

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Brewery - 2.7%
     241,000    Asahi Breweries, Ltd.** .....................     $    1,561,255
     283,196    Interbrew S.A. ..............................          5,645,372
     584,000    Kirin Brewery Company, Ltd.** ...............          4,172,819
      51,426    Molson, Inc. - Class A ......................          1,108,030

                                                                      12,487,476

Broadcast Services and Programming - 2.0%
     370,744    Grupo Televisa S.A. (ADR)*,** ...............          9,479,924

Building - Heavy Construction - 0.2%
      13,752    Technip-Coflexip S.A. .......................            860,653

Cable Television - 0.5%
     236,926    Shaw Communications, Inc. - Class B .........          2,422,474

Cellular Telecommunications - 4.3%
   3,370,160    China Mobile, Ltd.*,** ......................          7,950,284
   1,268,000    MobileOne, Ltd.* ............................            896,737
       2,191    NTT DoCoMo, Inc.** ..........................          4,219,785
       5,010    SK Telecom Company, Ltd.** ..................            770,438
     490,874    Telecom Italia Mobile S.p.A. ................          2,218,430
   2,038,705    Vodafone Group PLC ..........................          3,644,159
      13,963    Vodafone Group PLC (ADR) ....................            263,203

                                                                      19,963,036

Chemicals - Diversified - 1.7%
      43,163    Akzo Nobel N.V. .............................          1,132,880
      37,469    Bayer A.G. ..................................            659,644
     473,456    BOC Group PLC ...............................          6,128,513

                                                                       7,921,037

Chemicals - Specialty - 2.1%
       7,151    Givaudan S.A. ...............................          2,985,727
     110,087    Syngenta A.G. ...............................          6,641,058

                                                                       9,626,785

Commercial Banks - 3.0%
     450,110    Anglo Irish Bank Corporation PLC ............          3,261,490
     129,411    Danske Bank A/S .............................          2,101,352
      25,718    Julius Baer Holding, Ltd. ...................          4,983,453
      51,730    Kookmin Bank** ..............................          1,777,663
      12,530    Kookmin Bank (ADR)** ........................            428,902
     169,770    Koram Bank** ................................          1,195,974

                                                                      13,748,834

Computer Services - 1.0%
      46,230    Atos S.A.* ..................................          1,286,330
      82,488    Cap Gemini S.A. .............................          2,225,240
     499,214    LogicaCMG PLC ...............................            980,761

                                                                       4,492,331

Computers - 1.0%
  13,314,000    Legend Group, Ltd.** ........................          4,864,831

Cooperative Banks - 0.6%
     277,743    Banco Popolare di Verona e Novara Scrl ......          2,871,197

Cosmetics and Toiletries - 1.2%
     276,000    Kao Corp.** .................................          5,626,313

Diversified Financial Services - 2.0%
     138,256    Deutsche Boerse A.G. ........................          5,123,283
     215,172    Euronext N.V. ...............................          4,252,390

                                                                       9,375,673

Diversified Minerals - 0.9%
     100,322    Anglo American PLC ..........................     $    1,373,311
     101,470    Companhia Vale do Rio Doce (ADR) ............          2,805,646

                                                                       4,178,957

Diversified Operations - 0.9%
     544,867    BBA Group PLC ...............................          1,365,797
     280,762    Smiths Group PLC ............................          2,948,928

                                                                       4,314,725

Electric Products - Miscellaneous - 1.8%
      32,570    Samsung Electronics Company, Ltd.** .........          8,156,490

Electronic Components - 0.9%
     203,496    Koninklijke (Royal) Philips Electronics N.V.           3,451,489
      33,117    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares) .........................            569,281

                                                                       4,020,770

Electronic Components - Semiconductors - 1.9%
       8,800    Rohm Company, Ltd.** ........................          1,002,968
     357,699    STMicroelectronics N.V. .....................          6,439,384
      71,627    STMicroelectronics N.V. (New York Shares) ...          1,315,072

                                                                       8,757,424

Electronic Security Devices - 1.1%
   3,881,189    Chubb PLC ...................................          5,166,143

Finance - Mortgage Loan Banker - 0.9%
     542,334    Housing Development Finance
                  Corporation, Ltd. .........................          4,254,402

Food - Diversified - 3.5%
      34,185    Groupe Danone ...............................          4,300,874
     300,000    Kikkoman Corp.** ............................          1,985,993
      11,548    Nestle S.A. .................................          2,398,128
     240,399    Orkla A.S.A. ................................          3,788,748
      66,870    Unilever N.V. ...............................          3,754,279

                                                                      16,228,022

Hotels and Motels - 2.3%
     250,355    Accor S.A. ..................................          7,691,649
     147,479    Fairmont Hotels & Resorts, Inc. .............          3,190,114

                                                                      10,881,763

Industrial Gases - 0.3%
      10,598    L'Air Liquide S.A. ..........................          1,327,664

Instruments - Controls - 0.5%
      74,740    Mettler-Toledo International, Inc.* .........          2,278,075

Insurance Brokers - 1.2%
     351,068    Jardine Lloyd Thompson Group ................          3,413,272
      84,725    Willis Group Holdings, Ltd.* ................          2,207,086

                                                                       5,620,358

Internet Security - 0.4%
     140,150    Check Point Software Technologies, Ltd.* ....          2,008,349

Investment Management and Advisory Services - 0%
      30,917    Schroders PLC ...............................            225,634

Machinery - Construction and Mining - 0.2%
      48,204    Atlas Copco A.B. - Class A ..................            895,496

See Notes to Schedules of Investments and Financial Statements

32  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 6.6%
      55,155    Aventis S.A. ................................     $    2,799,342
     222,100    Chugai Pharmaceutical Company, Ltd.** .......          2,053,601
      97,200    Eisai Company, Ltd.** .......................          1,936,868
      91,000    Fujisawa Pharmaceutical Company Ltd.** ......          1,904,369
     178,237    GlaxoSmithKline PLC .........................          3,373,928
      52,083    Sanofi-Synthelabo S.A. ......................          2,720,022
      82,814    Schering A.G. ...............................          3,324,826
       3,249    Serono S.A. - Class B .......................          1,591,739
      64,000    Takeda Chemical Industries, Ltd.** ..........          2,433,216
      61,810    Teva Pharmaceutical Industries, Ltd. (ADR) ..          2,373,504
     243,800    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................          6,341,970

                                                                      30,853,385

Medical Products - 1.6%
     827,762    Smith & Nephew PLC ..........................          4,707,675
       4,791    Synthes-Stratec, Inc. .......................          2,623,948

                                                                       7,331,623

Metal - Aluminum - 0.2%
      38,117    Pechiney S.A. ...............................          1,072,046

Metal Processors and Fabricators - 1.8%
     542,535    Assa Abloy A.B. - Class B ...................          5,574,831
     112,700    SKF A.B. - Class B ..........................          2,767,547

                                                                       8,342,378

Miscellaneous Manufacturing - 0.7%
   2,580,763    FKI PLC .....................................          3,086,072

Money Center Banks - 3.6%
     255,973    Banco Bilbao Vizcaya Argentaria S.A. ........          2,217,488
      21,612    Credit Suisse Group .........................            463,821
      54,466    Royal Bank of Scotland Group PLC ............          1,189,844
     483,873    Standard Chartered PLC ......................          4,962,962
     162,750    UBS A.G. ....................................          7,027,295
     293,339    UniCredito Italiano S.p.A. ..................          1,058,041

                                                                      16,919,451

Multimedia - 0.7%
       7,051    Corus Entertainment, Inc. - Class B* ........             82,866
     445,223    News Corporation, Ltd. ......................          2,949,184
      17,280    News Corporation, Ltd. (ADR) ................            458,784

                                                                       3,490,834

Office Automation and Equipment - 0.5%
      33,000    Canon, Inc.** ...............................          1,152,826
      38,062    Neopost S.A.* ...............................          1,182,452

                                                                       2,335,278

Oil - Field Services - 1.9%
   5,744,000    China Oilfield Services, Ltd.*,** ...........          1,601,725
     421,807    John Wood Group PLC .........................            887,682
     665,161    Saipem S.p.A. ...............................          3,891,498
      66,205    Schlumberger, Ltd. ..........................          2,495,929

                                                                       8,876,834

Oil and Gas Drilling - 1.3%
      58,870    Nabors Industries, Ltd.* ....................          2,169,360
      27,000    Noble Corp.* ................................            925,560
      93,539    Precision Drilling Corp.* ...................          3,148,299

                                                                       6,243,219

Oil Companies - Exploration and Production - 0.8%
     118,083    Canadian Natural Resources, Ltd. ............     $    3,662,146
     196,000    CNOOC, Ltd.** ...............................            252,544

                                                                       3,914,690

Oil Companies - Integrated - 7.9%
     706,364    BP PLC ......................................          4,406,339
     286,181    EnCana Corp. ................................          8,931,478
     232,429    Eni S.p.A. ..................................          3,523,048
     438,428    Husky Energy, Inc. ..........................          4,708,893
     220,485    Suncor Energy, Inc. .........................          3,721,296
      74,944    Total Fina Elf S.A. .........................         10,104,622
       8,825    Yukos (ADR) .................................          1,226,675

                                                                      36,622,351

Oil Refining and Marketing - 0.4%
     313,000    TonenGeneral Sekiyu K.K.** ..................          1,878,939

Optical Supplies - 0.9%
      45,010    Alcon, Inc. (New York Shares)* ..............          1,728,384
      37,000    Hoya Corp.** ................................          2,335,251

                                                                       4,063,635

Paper and Related Products - 1.0%
     162,113    Stora Enso Oyj - Class R ....................          1,527,939
     104,385    UPM - Kymmene Oyj ...........................          2,930,241

                                                                       4,458,180

Petrochemicals - 2.0%
   1,609,879    Reliance Industries, Ltd. ...................          9,271,283

Public Thoroughfares - 1.2%
     213,118    Autoroutes du Sud de la France S.A.* ........          5,424,319

Publishing - Books - 0.8%
     179,685    Reed Elsevier N.V. ..........................          1,971,316
     248,978    Reed Elsevier PLC ...........................          1,901,705

                                                                       3,873,021

Publishing - Newspapers - 0.4%
     216,383    Pearson PLC .................................          1,912,228

Publishing - Periodicals - 0.6%
     173,131    Wolters Kluwer N.V. .........................          2,574,057

Reinsurance - 0.6%
       7,617    Muenchener Rueckversicherungs-
                  Gesellschaft A.G. .........................            726,908
      35,387    Swiss Re ....................................          2,138,621

                                                                       2,865,529

Rubber - Tires - 0.7%
      67,000    Compagnie Generale des Etablissements
                  Michelin - Class B ........................          2,136,116
      79,053    Continental A.G. ............................          1,222,009

                                                                       3,358,125

Security Services - 1.2%
     509,698    Securitas A.B. - Class B ....................          5,681,262

Soap and Cleaning Preparations - 1.3%
     343,071    Reckitt Benckiser PLC .......................          5,949,239

Telecommunication Equipment - 1.0%
     221,267    Alcatel S.A. ................................          1,600,922
     114,294    Nokia Oyj ...................................          1,604,814
      85,160    Nokia Oyj (ADR) .............................          1,225,452

                                                                       4,431,188

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Telephone - Integrated - 0.7%
      23,260    Korea Telecom Corp.** .......................     $      953,180
      73,587    Telecom Italia S.p.A. .......................            556,118
     162,550    Telecom Italia S.p.A. - RNC .................            793,599
      30,320    Telefonos de Mexico S.A. (ADR)** ............            907,781

                                                                       3,210,678

Television - 0.7%
   1,093,921    Granada PLC .................................          1,165,880
     736,000    Television Broadcasts, Ltd.** ...............          2,241,072

                                                                       3,406,952

Tobacco - 1.3%
         739    Japan Tobacco, Inc.** .......................          4,664,190
     183,166    KT&G Corp.** ................................          1,298,647

                                                                       5,962,837

Web Portals/Internet Service Providers - 0.1%
          46    Yahoo Japan Corp.*,** .......................            640,487
--------------------------------------------------------------------------------
Total Common Stock (cost $463,450,294) ......................        414,622,691
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 1.5%
      18,167    Porsche A.G. ................................          7,235,202

Oil Companies - Integrated - 0.5%
     173,272    Petroleo Brasileiro S.A. (ADR) ..............          2,347,836
--------------------------------------------------------------------------------
Total Preferred Stock (cost $9,373,197) .....................          9,583,038
--------------------------------------------------------------------------------
Repurchase Agreement - 7.2%
$ 33,400,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $33,403,674
                  collateralized by $34,746,854
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $13,632,299 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $19,954,209 and
                  $14,113,804 (cost $33,400,000) ............         33,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $506,223,491) - 98.1% .........        457,605,729
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, Net of Liabilities - 1.9%          8,745,081
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  466,350,810
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.7%         $    3,407,968
Belgium                                              1.2%              5,645,372
Bermuda                                              0.9%              4,376,446
Brazil                                               1.1%              5,153,482
Canada                                               7.0%             32,003,600
Cayman Islands                                       0.2%                925,560
China                                                0.3%              1,601,725
Denmark                                              0.5%              2,101,352
Finland                                              1.6%              7,288,446
France                                               9.8%             44,732,251
Germany                                              4.3%             19,678,434
Hong Kong                                            3.3%             15,308,731
India                                                4.2%             19,221,074
Ireland                                              0.7%              3,261,490
Israel                                               1.0%              4,381,853
Italy                                                3.3%             14,911,931
Japan                                               11.8%             53,860,899
Mexico                                               2.3%             10,387,705
Netherlands                                          6.1%             27,956,077
Norway                                               0.8%              3,788,748
Russia                                               0.3%              1,226,675
Singapore                                            0.2%                896,737
South Korea                                          3.4%             15,490,780
Spain                                                0.7%              3,337,083
Sweden                                               3.3%             14,919,136
Switzerland                                          7.1%             32,582,174
United Kingdom                                      16.1%             73,481,925
United States++                                      7.8%             35,678,075
--------------------------------------------------------------------------------
Total                                              100.0%         $  457,605,729

++Includes Short-Term Securities (0.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  2/21/03                       120,600,000      $   15,461,217    $     (3,534)
Japanese Yen 2/21/03          1,500,000,000          12,516,918        (367,780)
Japanese Yen 3/28/03          1,045,000,000           8,732,089           42,090
Japanese Yen 4/15/03            300,000,000           2,508,598         (69,643)
Mexican Peso 2/21/03             53,200,000           4,863,667          291,738
South Korean Won
  2/25/03                     6,650,000,000           5,705,583        (404,410)
South Korean Won
  5/9/03                      2,300,000,000           1,961,390         (22,752)
--------------------------------------------------------------------------------
Total                                            $   51,749,462    $   (534,291)

See Notes to Schedules of Investments and Financial Statements

34  Janus Adviser Series  January 31, 2003

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--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND                Helen Young Hayes, portfolio manager
                                            Laurence Chang, portfolio manager

Global equity markets remained volatile during this six-month reporting period. Beginning with signs of deceleration in global economic growth in the summer, which caused equity markets to stumble to multi-year lows, and ending with concerns about the growing geopolitical crisis in the Middle East and North Korea, stocks drifted lower.

[PHOTO]

Given this backdrop, Janus Adviser Worldwide Fund I Shares declined 10.85% for the six months ended January 31, 2003, while its benchmark, the Morgan Stanley Capital International World Index,SM lost 6.97%. The Fund's C Shares declined 1.73% for the four-month period ended January 31, 2003.*(1) The Fund's I Shares ranked 263rd out of 309 global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended January 31, 2003.(2)

[PHOTO]

U.S. business leaders, still feeling the aftershocks of the accounting scandals that had erupted earlier in the year, remained inwardly focused - repairing over-leveraged balance sheets, postponing spending decisions and trimming overhead. Business investment spending remained muted, and consumer confidence waned.

With the critical U.S. economy in a holding pattern, the economies of large trading partners like Germany, the UK and Japan continued to deteriorate, which caused equity markets to trade down. In particular, the German markets came under severe pressure, evidenced by the 23.8% decline in the DAX, due in part to concerns about liquidity in the financial services sector. With unemployment at a worrisome 10% and sentiment deteriorating, German consumers have reduced spending. The decision by the European Central Bank to cut interest rates late in the year provided further evidence that European economies remained fragile.

In Asia, export driven manufacturers were hurt by the decline in the U.S. dollar, which raises the cost of goods shipped to the U.S. The Japanese economy remained stagnant, and its equity markets underperformed the benchmark, reflecting lack of progress in implementing critical banking reform.

Looking to the emerging markets, notable news was the relative stability of the Mexican equity markets versus other Latin American indices. The Brazilian markets, after coming under intense selling pressure leading up to the election of President Luiz Inacio Lula de Silva, showed encouraging signs of stabilization.

Other markets that performed well included Russia, Taiwan and Australia. Sectors that outperformed the index included energy, health care, technology and telecommunications. Sectors whose performance lagged the benchmark included industrials, financials and consumer discretionary.

A combination of weak earnings prospects, liquidity concerns in the financial industry and weakness in the U.S. dollar served to hamper performance during the time period.

Our worst performing stock was Cigna, the U.S.-based health insurer, which fell sharply after the company pre-announced weaker than expected earnings due to poor underwriting in its HMO division and price discounts. The stock was sold on discipline.

Some of our financial holdings held back performance, including reinsurers Swiss Re and Munich Re. While the pricing environment in the reinsurance business continued to improve, the companies were hurt by unanticipated reinsurance losses, declines in their equity portfolios and subsequent rating downgrades. Consequently, exposure to these companies has been scaled back significantly.

Securitas traded down due to currency fluctuations and a general decline in security service stocks globally. The U.S. Government nationalized significant activities of airport securities post 9/11, and U.S. securities growth slowed temporarily as a result. We remain optimistic about the company because of their strong competitive position in a fragmented market and their impressive track record of continued growth, even in mature markets.

The portfolio's relative performance was also negatively impacted by the continued weakness of the U.S. dollar, which declined 9% versus the Euro. Our foreign currency hedges, which had been reduced earlier in the year, were nonetheless a drag on performance. More importantly, our international holdings with significant exposure to the U.S., such as Diageo, Nestle and BMW, declined as their earning power was hurt by the weak U.S. currency.

Holdings within the portfolio that aided performance could be characterized as more stable and predictable earners in the consumer, energy and pharmaceutical sectors.

Two key holdings in the health care sector made positive contributions. Israeli-based Teva Pharmaceuticals, the world's largest manufacturer of generic drugs, moved ahead during the period, as it continued to exceed earnings expectations. The fundamental outlook for increased usage of generic drugs remains promising, driven by two main dynamics. First, large branded drugs continue to lose their window of patent exclusivity. Secondly, Europe is just beginning to embrace the use of generics, which suggests a multi-year horizon of expanding sales. We are comfortable investing in a worldwide leader like Teva as it has gained market share in this growing category of drug utilization.

Medtronic represents another health care company with a very attractive future. Medtronic's key cardiac rhythm management products address the growing pool of heart failure patients, a category of our aging population that totals 5 million in the U.S. and over 22 million worldwide. Because of this compelling opportunity and continued strong execution by management, Medtronic has been a relatively strong performer for us.

In the energy area, Canadian oil and gas giant EnCana performed well. We remain bullish on the fundamentals of the gas industry in North America, and we believe EnCana's superior production profile and drilling prospects will allow it to benefit from the favorable pricing environment.

Our top holding, Citigroup, put in an acceptable performance during the period. By proactively restructuring its business in response to regulatory concerns, Citigroup was able to set aside the headline risk that had held back the stock earlier in the year. When looking at the diversity of its business model, we continue to believe that Citigroup's competitive advantage over its peer group is sustainable and slowly widening over time.

One main consequence of the ongoing geopolitical risks has been a postponement in spending decisions, both on the corporate side and the consumer side. The resultant economic uncertainty can be evidenced in the numerous false starts in the equity markets, which have added to volatility.

Our approach to managing the portfolio remains very balanced - we seek an appropriate mix of stable, predictable franchises, coupled with other business models that are more exposed to an economic recovery.

Despite the heightened level of uncertainty regarding resolution of these difficult issues, we have stayed focused solely on searching out investment ideas that meet our strict criteria - solid execution in a difficult environment, strong cash flows, clean balance sheets, secular growth opportunities, and attractive valuations. As valuations have compressed, we are finding more and more "growth" names that are trading at "value" prices; therefore we are optimistic that our research will be rewarded when these challenging geopolitical issues are resolved.

Thank you for your continued support.

                                      Janus Adviser Series  January 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Worldwide Fund - I Shares 53rd out of 156 global funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              95.9%                89.2%
Preferred Stock                                        1.5%                 1.4%
  Foreign                                             59.1%                54.0%
Top 10 Equities                                       18.9%                16.7%
Number of Stocks                                        151                  154
Cash and Cash Equivalents                              2.6%                 9.4%

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (26.19)%
  5 Year                                                                 (0.80)%
  From Inception Date of Predecessor Fund 9/13/93                          9.47%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World IndexSM
  1 Year                                                                (19.89)%
  5 Year                                                                 (3.25)%
  From Inception Date of Predecessor Fund 9/13/93                          4.12%
--------------------------------------------------------------------------------

DAX Index
  1 Year                                                                (46.20)%
  5 Year                                                                 (9.15)%
  From Inception Date of Predecessor Fund 9/13/93                          4.28%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (27.02)%
  5 Year                                                                 (1.58)%
  From Inception Date of Predecessor Fund 9/13/93                          8.79%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (28.44)%
  5 Year                                                                 (1.76)%
  From Inception Date of Predecessor Fund 9/13/93                          8.68%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Dax is Deutsche Borse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Fund may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.9%
Advertising Services - 1.2%
   1,769,952    WPP Group PLC** .............................     $   12,339,562

Aerospace and Defense - 2.7%
     137,665    General Dynamics Corp. ......................          9,105,163
      55,610    Lockheed Martin Corp. .......................          2,838,890
     119,685    Northrop Grumman Corp. ......................         10,940,406
     138,035    Raytheon Co. ................................          4,153,473

                                                                      27,037,932

Applications Software - 2.1%
      59,905    Intuit, Inc.* ...............................          2,641,810
     383,335    Microsoft Corp.* ............................         18,193,079

                                                                      20,834,889

Athletic Footwear - 0.6%
     145,680    NIKE, Inc. - Class B ........................     $    6,488,587

Audio and Video Products - 1.0%
     269,650    Sony Corp.** ................................         10,589,056

Automotive - Cars and Light Trucks - 2.6%
     151,862    BMW A.G.** ..................................          4,401,558
     240,600    Honda Motor Company, Ltd.** .................          8,003,951
     222,690    Hyundai Motor Company, Ltd.** ...............          4,725,466
   1,182,140    Nissan Motor Company, Ltd.** ................          8,998,614

                                                                      26,129,589

Beverages - Non-Alcoholic - 0.5%
     117,820    Coca-Cola Co. ...............................          4,766,997

See Notes to Schedules of Investments and Financial Statements

36  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Beverages - Wine and Spirits - 1.4%
   1,389,241    Diageo PLC** ................................     $   14,078,283

Brewery - 0.4%
     442,100    Asahi Breweries, Ltd.** .....................          2,864,029
      48,989    Heineken N.V.** .............................          1,764,350

                                                                       4,628,379

Broadcast Services and Programming - 2.5%
     281,405    Clear Channel Communications, Inc.* .........         11,278,712
     278,931    Grupo Televisa S.A. (ADR)*,** ...............          7,132,266
     698,520    Liberty Media Corp. - Class A* ..............          6,964,244

                                                                      25,375,222

Cable Television - 0.5%
      95,815    Comcast Corp. - Class A* ....................          2,551,553
     116,750    Comcast Corp. - Special Class A* ............          2,986,465

                                                                       5,538,018

Casino Services - 0.3%
      45,835    International Game Technology* ..............          3,615,006

Cellular Telecommunications - 2.6%
   6,753,685    China Mobile, Ltd.*,** ......................         15,932,097
      14,470    SK Telecom Company, Ltd. ** .................          2,225,197
   4,127,873    Vodafone Group PLC** ........................          7,378,508
      31,005    Vodafone Group PLC (ADR)** ..................            584,444

                                                                      26,120,246

Chemicals - Diversified - 2.3%
     159,108    Akzo Nobel N.V.** ...........................          4,176,038
     198,353    BASF A.G.** .................................          7,303,423
     931,873    BOC Group PLC** .............................         12,062,358

                                                                      23,541,819

Chemicals - Specialty - 0.4%
      10,833    Givaudan S.A.** .............................          4,523,058

Commercial Banks - 2.6%
     159,141    Banco Popular Espanol S.A.** ................          6,491,712
     479,198    Danske Bank A/S .............................          7,781,131
     227,930    Kookmin Bank** ..............................          7,832,646
      24,365    Kookmin Bank (ADR)** ........................            834,014
     373,815    Westpac Banking Corporation, Ltd. ...........          3,100,694

                                                                      26,040,197

Commercial Services - Finance - 0.3%
      76,195    Moody's Corp. ...............................          3,191,047

Computers - 1.2%
     329,510    Dell Computer Corp.* ........................          7,862,109
      52,925    IBM Corp. ...................................          4,140,323

                                                                      12,002,432

Cosmetics and Toiletries - 1.5%
     169,235    Estee Lauder Companies, Inc. - Class A ......          5,105,820
     501,550    Kao Corp.** .................................         10,224,192

                                                                      15,330,012

Data Processing and Management - 1.7%
     148,485    Automatic Data Processing, Inc. .............          5,147,975
     156,845    First Data Corp. ............................          5,395,468
     208,227    Fiserv, Inc.* ...............................          6,490,644

                                                                      17,034,087

Diversified Financial Services - 2.8%
     822,780    Citigroup, Inc. .............................         28,287,176

Diversified Minerals - 0.3%
      98,790    Companhia Vale do Rio Doce (ADR) ............     $    2,731,543

Diversified Operations - 1.8%
     122,725    ARAMARK Corp. - Class B* ....................          2,747,813
     206,160    General Electric Co. ........................          4,770,542
     143,145    Honeywell International, Inc. ...............          3,498,464
     449,445    Tyco International, Ltd. ....................          7,195,614

                                                                      18,212,433

Electric Products - Miscellaneous - 1.7%
      69,690    Samsung Electronics Company, Ltd.** .........         17,452,435

Electronic Components - 0.6%
     327,567    Koninklijke (Royal) Philips Electronics N.V.**         5,555,853
      31,152    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................            535,503

                                                                       6,091,356

Electronic Components - Semiconductors - 2.1%
     787,957    STMicroelectronics N.V.** ...................         14,184,993
     274,973    STMicroelectronics N.V.
                  (New York Shares)** .......................          5,048,504
     158,885    Texas Instruments, Inc. .....................          2,526,272

                                                                      21,759,769

Electronic Measuring Instruments - 0%
      23,405    Agilent Technologies, Inc.* .................            385,714

Enterprise Software/Services - 0.2%
     146,150    Oracle Corp.* ...............................          1,758,185

Entertainment Software - 0.2%
      35,585    Electronic Arts, Inc.* ......................          1,842,235

Fiduciary Banks - 0.7%
     269,650    Bank of New York Company, Inc. ..............          6,822,145

Finance - Consumer Loans - 0.5%
      52,365    SLM Corp. ...................................          5,562,734

Finance - Investment Bankers/Brokers - 0.5%
      74,205    Goldman Sachs Group, Inc. ...................          5,053,361

Finance - Mortgage Loan Banker - 1.5%
     242,845    Fannie Mae ..................................         15,712,072

Food - Catering - 0.7%
   1,512,440    Compass Group PLC** .........................          7,215,150

Food - Diversified - 2.1%
      20,566    Groupe Danone** .............................          2,587,444
      59,985    Nestle S.A.** ...............................         12,456,851
     111,233    Unilever N.V.** .............................          6,244,949

                                                                      21,289,244

Health Care Cost Containment - 1.2%
     415,370    McKesson Corp. ..............................         11,808,969

Hotels and Motels - 0.3%
     119,535    Starwood Hotels & Resorts Worldwide, Inc. ...          2,803,096

Industrial Gases - 0.4%
      34,985    L'Air Liquide S.A.** ........................          4,382,746

Insurance Brokers - 1.3%
     249,060    Marsh & McLennan Companies, Inc. ............         10,617,428
      87,240    Willis Group Holdings, Ltd.* ................          2,272,602

                                                                      12,890,030

Internet Security - 0.4%
     305,275    Check Point Software Technologies, Ltd.* ....          4,374,591

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Machinery - Construction and Mining - 0.2%
     109,578    Atlas Copco A.B. - Class A ..................     $    2,035,654

Machinery - Electrical - 0.6%
     129,652    Schneider Electric S.A.** ...................          5,659,006

Medical - Biomedical and Genetic - 0.4%
      99,225    Genentech, Inc.* ............................          3,645,526

Medical - Drugs - 10.6%
     246,895    Abbott Laboratories .........................          9,411,637
     103,929    Aventis S.A.** ..............................          5,274,822
      78,700    Eisai Company, Ltd.** .......................          1,568,226
     123,700    Fujisawa Pharmaceutical Company, Ltd.** .....          2,588,686
     646,723    GlaxoSmithKline PLC** .......................         12,242,108
     192,772    Novartis A.G.** .............................          7,047,924
     548,450    Pfizer, Inc. ................................         16,650,942
      88,021    Roche Holding A.G.** ........................          6,040,430
     112,257    Sanofi-Synthelabo S.A.** ....................          5,862,594
       4,884    Serono S.A. - Class B** .....................          2,392,752
     402,300    Takeda Chemical Industries, Ltd.** ..........         15,295,046
     200,395    Teva Pharmaceutical Industries, Ltd. (ADR) ..          7,695,168
     580,005    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................         15,087,673

                                                                     107,158,008

Medical - HMO - 1.3%
     150,650    UnitedHealth Group, Inc. ....................         13,242,135

Medical - Wholesale Drug Distributors - 0.9%
     151,600    Cardinal Health, Inc. .......................          8,842,828

Medical Instruments - 1.5%
     327,156    Medtronic, Inc. .............................         14,695,848

Medical Labs and Testing Services - 0.2%
      83,755    Laboratory Corporation of
                  America Holdings* .........................          2,240,446

Medical Products - 0.7%
     442,915    Amersham PLC** ..............................          3,421,710
      76,029    Johnson & Johnson ...........................          4,075,915

                                                                       7,497,625

Metal Processors and Fabricators - 1.0%
     964,907    Assa Abloy A.B. - Class B ...................          9,914,924

Money Center Banks - 4.6%
   1,215,054    Barclays PLC** ..............................          6,905,382
     142,166    Credit Suisse Group** .......................          3,051,063
     432,077    Royal Bank of Scotland Group PLC** ..........          9,438,991
     120,821    Societe Generale** ..........................          7,055,615
     359,851    Standard Chartered PLC** ....................          3,690,900
     274,675    UBS A.G.** ..................................         11,860,044
   1,248,395    UniCredito Italiano S.p.A.** ................          4,502,823

                                                                      46,504,818

Multi-Line Insurance - 0.7%
     200,665    Allstate Corp. ..............................          7,061,401

Multimedia - 4.2%
   1,083,170    AOL Time Warner, Inc.* ......................         12,629,762
     138,920    McGraw-Hill Companies, Inc. .................          8,226,842
   1,419,056    News Corporation, Ltd. ......................          9,399,912
      59,590    News Corporation, Ltd. (ADR) ................          1,582,115
     190,235    Viacom, Inc. - Class B* .....................          7,333,559
     174,005    Walt Disney Co. .............................          3,045,088

                                                                      42,217,278

Non-Hazardous Waste Disposal - 0.3%
     126,595    Waste Management, Inc. ......................     $    2,910,419

Office Automation and Equipment - 0.5%
     138,000    Canon, Inc.** ...............................          4,820,910

Oil Companies - Exploration and Production - 1.0%
     176,170    Anadarko Petroleum Corp. ....................          8,123,199
   1,348,000    CNOOC, Ltd.** ...............................          1,736,882

                                                                       9,860,081

Oil Companies - Integrated - 7.1%
   1,075,719    BP PLC** ....................................          6,710,396
     427,317    EnCana Corp. ................................         13,336,219
     937,049    Eni S.p.A.** ................................         14,203,342
  24,180,000    PetroChina Company, Ltd.** ..................          5,115,105
      72,697    Petroleo Brasileiro S.A. (ADR) ..............          1,078,097
      68,965    Royal Dutch Petroleum Co.** .................          2,855,433
       8,330    Royal Dutch Petroleum Co.
                  (New York Shares)** .......................            348,944
     181,481    Total Fina Elf S.A.** .......................         24,468,895
      26,495    Yukos (ADR) .................................          3,682,805

                                                                      71,799,236

Optical Supplies - 0.6%
      89,905    Hoya Corp.** ................................          5,674,344

Paper and Related Products - 0.8%
     188,684    Stora Enso Oyj - Class R** ..................          1,778,374
     213,309    UPM - Kymmene Oyj** .........................          5,987,898

                                                                       7,766,272

Petrochemicals - 0.7%
   1,299,445    Reliance Industries, Ltd. ...................          7,483,496

Printing - Commercial - 0.3%
     313,400    Dai Nippon Printing Company, Ltd.** .........          3,279,281

Publishing - Books - 0.5%
     245,669    Reed Elsevier N.V.** ........................          2,695,224
     279,954    Reed Elsevier PLC** .........................          2,138,301

                                                                       4,833,525

Publishing - Newspapers - 0.4%
      85,335    New York Times Co. - Class A ................          4,167,761

Publishing - Periodicals - 0.6%
     417,191    Wolters Kluwer N.V.** .......................          6,202,664

Reinsurance - 0.6%
       9,872    Muenchener Rueckversicherungs-
                  Gesellschaft A.G.** .......................            942,108
      90,119    Swiss Re** ..................................          5,446,362

                                                                       6,388,470

Retail - Consumer Electronics - 0.2%
   1,396,166    Dixons Group PLC** ..........................          2,369,477

Retail - Discount - 0.5%
     175,055    Costco Wholesale Corp.* .....................          5,053,838

Security Services - 1.0%
     880,617    Securitas A.B. - Class B ....................          9,815,648

Semiconductor Components/Integrated Circuits - 0.3%
   2,084,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................          2,864,583

Soap and Cleaning Preparations - 0.2%
     108,300    Reckitt Benckiser PLC** .....................          1,878,044

See Notes to Schedules of Investments and Financial Statements

38  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Telecommunication Equipment - 0.8%
     451,913    Nokia Oyj** .................................     $    6,345,358
     116,210    Nokia Oyj (ADR)** ...........................          1,672,262

                                                                       8,017,620

Telecommunication Services - 0.4%
  14,788,000    China Telecom Corporation, Ltd.*,** .........          2,862,864
      38,825    China Telecom Corporation, Ltd. (ADR)*,** ...            745,440

                                                                       3,608,304

Telephone - Integrated - 1.2%
     573,585    Telecom Italia S.p.A.** .....................          4,334,749
     982,107    Telecom Italia S.p.A. - RNC** ...............          4,794,826
      98,944    Telefonos de Mexico S.A. (ADR)** ............          2,962,383

                                                                      12,091,958

Tobacco - 2.5%
     534,890    Altria Group Inc. ...........................         20,256,284
         716    Japan Tobacco, Inc.** .......................          4,519,026

                                                                      24,775,310

Travel Services - 0.8%
     354,190    USA Interactive* ............................          7,795,722
--------------------------------------------------------------------------------
Total Common Stock (cost $1,080,862,487) ....................        969,811,862
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 0.6%
      15,601    Porsche A.G.** ..............................          6,213,265

Oil Companies - Integrated - 0.9%
     666,408    Petroleo Brasileiro S.A. (ADR) ..............          9,029,828
--------------------------------------------------------------------------------
Total Preferred Stock (cost $20,230,489) ....................         15,243,093
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
$ 26,100,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $26,102,871
                  collateralized by $27,152,482
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $10,652,785 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $15,592,960 and
                  $11,029,051 (cost $26,100,000) ............         26,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,127,192,976) - 100% ........      1,011,154,955
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .             19,792
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,011,174,747
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            1.4%         $   14,082,721
Bermuda                                              0.9%              9,468,216
Brazil                                               1.3%             12,839,468
Canada                                               1.3%             13,336,219
China                                                0.9%              8,723,409
Denmark                                              0.8%              7,781,131
Finland                                              1.6%             15,783,892
France                                               5.5%             55,291,122
Germany                                              1.9%             18,860,354
Hong Kong                                            1.7%             17,668,979
India                                                0.7%              7,483,496
Israel                                               1.2%             12,069,759
Italy                                                2.8%             27,835,740
Japan                                                9.2%             93,513,034
Mexico                                               1.0%             10,094,649
Netherlands                                          4.9%             49,612,455
Russia                                               0.4%              3,682,805
South Korea                                          3.3%             33,069,758
Spain                                                0.6%              6,491,712
Sweden                                               2.1%             21,766,226
Switzerland                                          5.2%             52,818,484
Taiwan                                               0.3%              2,864,583
United Kingdom                                      10.1%            102,453,614
United States++                                     40.9%            413,563,129
--------------------------------------------------------------------------------
Total                                              100.0%         $1,011,154,955

++Includes Short-Term Securities (38.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/28/03             4,500,000      $    7,367,039    $   (392,939)
Euro 2/21/03                     10,000,000          10,724,580        (244,819)
Euro 3/28/03                      5,600,000           5,996,569        (141,461)
Hong Kong Dollar
  2/21/03                       174,900,000          22,422,611          (6,892)
Japanese Yen 2/21/03          2,920,000,000          24,366,268        (711,418)
Japanese Yen 4/15/03            685,000,000           5,727,964        (158,974)
Mexican Peso 2/21/03             61,300,000           5,604,187          329,985
South Korean Won
  2/25/03                    16,000,000,000          13,727,719        (967,792)
South Korean Won
  5/9/03                      2,650,000,000           2,259,863         (26,214)
Swiss Franc 3/28/03               2,600,000           1,903,897         (27,826)
Swiss Franc 4/15/03               1,800,000           1,318,582          (5,901)
--------------------------------------------------------------------------------
Total                                            $  101,419,279    $ (2,354,251)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL VALUE FUND                         Jason Yee,
                                                               portfolio manager

A rally in October and November of 2002 provided a welcome, albeit brief, respite from an otherwise challenging period of investing. However, after briefly surging, the global financial markets once again retreated in December and January, ending the six-month period on a whimpering note. For the first half of our fiscal year ended January 31, 2003, Janus Adviser International Value Fund consequently declined 14.53% for its I Shares. By comparison, its benchmark, the Morgan Stanley Capital International World Index,SM lost 6.97% and the Morgan Stanley Capital International EAFE(R) Index declined 9.15%. The Fund's C Shares declined 3.84% for the four-month period ended January 31, 2003.*(1) The Fund's I Shares ranked 704th out of 812 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm, placing it in the fourth-quartile for the one-year period ended January 31, 2003.(2)

[PHOTO]

I am hardly pleased with the Fund's negative absolute and relative returns. The only real encouraging news is that the valuations of our holdings are extremely attractive, and we are finding many new compelling investment opportunities around the world. So while we are doing everything we can to mitigate the short-term pain the market has inflicted, as long-term investors, we are heartened by the bargain prices at which we are able to invest today.

I believe a perfect example of the kind of bargain that can be found in this environment is Vivendi Universal SA. The company is a leading global media conglomerate with operations spanning music, broadcasting, publishing, and film studios. While this is a somewhat atypical investment for us given the company's leveraged balance sheet, it is exactly for these reasons that it is one of the most undervalued holdings in the Fund today. Not only do we believe that Vivendi has credibly addressed its much-publicized financial woes, but we also think that its assets are worth at least twice our recent purchase price. Under new leadership, the company has been monetizing assets diligently to reduce its debt levels and has refocused on its core businesses. Even after its recent run up and being the Fund's top contributor for the period, the stock remains at a substantial discount to our estimation of intrinsic value based upon our break-up or asset-value analysis of the company.

Unfortunately, not all of our holdings performed well. The Fund's biggest negative contributor over the last six months was our position in Pfeiffer Vacuum, a German manufacturer of turbomolecular vacuum pumps. These pumps are used in a wide variety of research and industrial applications in end markets as diverse as automotive, electronics and consumer sectors. The difficult economic conditions around the world and consequent weak capital spending trends have certainly hurt the near-term earnings of the company. However, we view these issues as more cyclical than secular. Furthermore, with nearly a third of the company's market capitalization in cash, healthy double-digit operating margins, strong cash generation, and a superb management team, we believe that both the valuation and long-term prospects for the business are extremely compelling. We have continued to add to our position and it is currently the largest holding in the Fund.

The New Year is often a good time for reflection, particularly within the world of equity investing. Rewind the clock to one year ago and we had just entered 2002 on the heels of renewed optimism following the tragic events of September
11. This optimism turned out to be rather short-lived as financial markets around the world dropped precipitously over the ensuing months. Fast-forward to the fourth quarter of 2002 and the sharp rallies in the equity markets in October and November set the tone for a positive start in 2003. Deja vu? Perhaps. But what makes us cautiously optimistic is that valuations are much more attractive today than one year ago. Overall market valuations strike us as reasonable rather than remarkably cheap, but on a stock-specific basis we are having no trouble finding attractive, qualifying investments for the Fund. While we would certainly not speculate as to when the market will reach (or reached) "the bottom," we finally do think that prospects seem rather favorable to the long-term equity investor.

On a final note, as you know we have changed the mandate of the Fund to international rather than global to better reflect the needs of our shareholders. We continue to maintain our disciplined value investment strategy of purchasing good businesses at significant discounts to their intrinsic value, except that we are now focused specifically outside the U.S.

Thank you for your continued support.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Equities                                              86.0%                87.8%
  Foreign                                             86.0%                48.2%
  European                                            63.4%                32.0%
Top 10 Equities                                       45.0%                40.2%
Number of Stocks                                         29                   33
Cash and Cash Equivalents                             14.0%                12.2%

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Adviser Global Value Fund. The Fund's name changed on December 31, 2002.

Effective December 31, 2002, Janus Adviser International Value Fund changed its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index in connection with the Fund's name and investment policy changes.

40  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                (21.55)%
  From Inception Date 5/1/01                                            (11.14)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World IndexSM
  1 Year                                                                (19.89)%
  From Inception Date 5/1/01                                            (19.08)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (14.93)%
  From Inception Date 5/1/01                                            (19.40)%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                (22.02)%
  From Inception Date 5/1/01                                            (11.79)%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                (24.93)%
  From Inception Date 5/1/01                                            (14.10)%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective December 31, 2002, Janus Adviser International Value Fund changed its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index in connection with the Fund's name and investment policy changes. The Morgan Stanley Capital International World IndexSM is a market capitalization weighed index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 83.5%
Advertising Agencies - 3.9%
       4,800    Asatsu-Dk, Inc.** ...........................     $       81,441

Advertising Services - 2.4%
       7,027    WPP Group PLC** .............................             48,990

Aerospace and Defense - 1.3%
          98    Dassault Aviation S.A.** ....................             26,311

Cable Television - 1.5%
       3,118    Shaw Communications, Inc. - Class B .........             31,880

Chemicals - Diversified - 3.9%
       1,683    Akzo Nobel N.V.** ...........................             44,173
       2,031    Bayer A.G.** ................................             35,756

                                                                          79,929

Chemicals - Specialty - 4.8%
          70    Givaudan S.A. ...............................             29,227
       1,177    Syngenta A.G. ...............................             71,003

                                                                         100,230

Diversified Operations - 7.7%
      14,818    BBA Group PLC** .............................             37,144
       6,886    Smiths Group PLC** ..........................             72,326
       3,150    Tyco International, Ltd. ....................             50,431

                                                                         159,901

Electronic Components - 4.9%
       6,020    Koninklijke (Royal) Philips Electronics N.V.**           102,105

Electronic Measuring Instruments - 1.9%
       3,005    Orbotech, Ltd.* .............................             39,363

Home Decoration Products - 4.5%
       3,401    Hunter Douglas N.V.** .......................             94,193

Human Resources - 1.8%
      23,723    Michael Page International PLC** ............     $       38,409

Machinery - Pumps - 6.6%
       6,333    Pfeiffer Vacuum Technology A.G.** ...........            136,783

Medical - Drugs - 4.2%
       4,555    GlaxoSmithKline PLC** .......................             86,224

Miscellaneous Manufacturing - 4.1%
      71,402    FKI PLC** ...................................             85,382

Multimedia - 6.6%
      17,083    Reuters Group PLC** .........................             48,858
       5,307    Vivendi Universal S.A.** ....................             89,100

                                                                         137,958

Oil Companies - Integrated - 1.9%
       1,290    EnCana Corp. ................................             40,260

Property and Casualty Insurance - 4.6%
      27,000    Nipponkoa Insurance Company, Ltd.** .........             95,223

Publishing - Newspapers - 3.5%
      45,018    Independent News & Media PLC** ..............             72,972

Publishing - Periodicals - 2.4%
       3,303    Wolters Kluwer N.V.** .......................             49,108

Radio - 4.2%
       3,300    Nippon Broadcasting System, Inc.** ..........             87,494

Rubber - Tires - 1.0%
         668    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................             21,297

Rubber/Plastic Products - 2.1%
       5,000    Tenma Corp.** ...............................             42,855

Television - 3.7%
      71,228    Granada PLC** ...............................             75,913
--------------------------------------------------------------------------------
Total Common Stock (cost $2,022,431) ........................          1,734,221
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - 2.5%
Soap and Cleaning Preparations - 2.5%
         857    Henkel KGaA** (cost $55,007) ................     $       51,058
--------------------------------------------------------------------------------
Repurchase Agreement - 4.8%
$    100,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $100,011
                  collateralized by $104,032
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $40,815 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $59,743 and
                  $42,257 (cost $100,000) ...................            100,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,177,438) - 90.8% ...........          1,885,279
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 9.2%            191,578
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    2,076,857
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.7%         $       50,431
Canada                                               3.8%                 72,140
France                                               7.2%                136,708
Germany                                             11.9%                223,597
Ireland                                              3.9%                 72,972
Israel                                               2.1%                 39,363
Japan                                               16.3%                307,013
Netherlands                                         15.3%                289,579
Switzerland                                          5.3%                100,230
United Kingdom                                      26.2%                493,246
United States++                                      5.3%                100,000
--------------------------------------------------------------------------------
Total                                              100.0%         $    1,885,279

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03                55,000      $       90,270    $     (4,680)
British Pound 4/15/03                95,000             155,318          (7,377)
Euro 2/21/03                         65,000              69,710          (5,196)
Euro 3/28/03                        300,000             321,245         (21,582)
Japanese Yen 2/21/03              8,000,000              66,757          (2,032)
Japanese Yen 3/28/03              9,000,000              75,205            (612)
--------------------------------------------------------------------------------
Total                                            $      778,505    $    (41,479)

See Notes to Schedules of Investments and Financial Statements

42  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP                           Managed by INTECH
GROWTH FUND

Launched January 2, 2003, Janus Adviser Risk-Managed Large Cap Growth Fund declined 4.40% for its I Shares and 4.50%* for its C Shares for the period ended January 31, 2003. Its benchmark, the Russell 1000 Growth Index, lost 5.66%.(1)

In a market where the indices have continued to post negative returns, the relative outperformance that the Fund provided was some consolation. The primary goal of the Fund is to provide upside potential relative to the index with low relative risk. In all types of markets, managing risk is the hallmark of our investment process.

The Fund, which is subadvised by Janus subsidiary INTECH, uses a mathematical process to construct portfolios. Essentially, INTECH's mathematical strategy seeks to capitalize on the natural price movement of stocks in the market by analyzing stocks' volatility relative to the benchmark index (in this case, the Russell 1000 Growth Index) and stocks' relationship to one another. The intent is to build a portfolio designed to outperform the benchmark index with benchmark-like risk. The mathematical process determines the optimal weighting of stocks in the portfolio and then periodically rebalances to those optimal weights to attempt to "capture" an excess return over the benchmark index. While the process utilizes sophisticated statistical and mathematical methodologies, the concept is relatively simple; use the natural volatility of stock prices to generate an excess return.

The implementation of the process begins with the eligible universe of securities, which includes all the candidates in the benchmark index. As a first step in the mathematical process, the strategy screens for stocks that have financial considerations and liquidity concerns and those stocks are then excluded from the eligible universe. The strategy then implements the mathematical process, searching for stocks with high relative volatility and low correlation to build an "optimal" portfolio. Central to the strategy is the level of risk control that is employed. The mathematical process is run within specific risk constraints designed to help steady the Fund's upside and downside performance over time. The goal of the process is to provide upside potential but to also provide downside protection.

Once the optimal weights have been established, the process is dynamic. On a regular basis, we rebalance back to those optimal weights and, in conjunction with the rebalancing, we are also regenerating new target weights based on stock volatility and correlation. The process is continually attempting to find the "optimal" portfolio - the combination of stocks that will provide the potential for excess return, but that will control overall risk. In essence, what INTECH's strategy attempts to do is to build a portfolio that will generate more return than the benchmark index, but with risk characteristics very similar to the benchmark index. Risk management is the key element to the strategy.

Investors have now experienced three years in a row of negative equity market returns. We believe it is highly likely that, going forward, equity returns are not going to return to the levels of the 80s and 90s. We could therefore possibly be in a sustained period where, for several years to come, stocks on average provide low to mid single-digit returns. In this type of environment, identifying a manager who can consistently provide alpha (greater returns than the benchmark index) could become more important than ever as investors search for opportunities. We believe a structured, disciplined, risk managed approach such as the mathematical process INTECH manages in the Janus Adviser Risk-Managed Large Cap Growth Fund is likely well positioned for the current market environment.

Thank you for your investment in Janus Adviser Risk-Managed Large Cap Growth
Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                                               January 31, 2003
--------------------------------------------------------------------------------
Equities                                                                   99.2%
  Foreign                                                                   0.3%
Top 10 Equities                                                            18.4%
Number of Stocks                                                             344
Cash and Cash Equivalents                                                   0.8%

(1) All returns include reinvested dividends and distributions.

*Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Adviser Series  January 31, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUMULATIVE RETURN
For the Period Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  From Inception Date 1/2/03                                             (4.40)%
--------------------------------------------------------------------------------

Russell 1000 Growth Index
  From Inception Date 1/2/03                                             (5.66)%
--------------------------------------------------------------------------------

C Shares at NAV*
  From Inception Date 1/2/03                                             (4.50)%
--------------------------------------------------------------------------------

C Shares at MOP**
  From Inception Date 1/2/03                                             (6.39)%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.2%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .........................     $        6,030

Advertising Sales - 0%
         100    Lamar Advertising Co.* ......................              3,478

Aerospace and Defense - 0.2%
         300    Lockheed Martin Corp. .......................             15,315
         100    Rockwell Collins, Inc. ......................              2,063

                                                                          17,378

Aerospace and Defense-Equipment - 0.3%
         100    Alliant Techsystems, Inc.* ..................              5,436
         200    United Technologies Corp. ...................             12,716

                                                                          18,152

Airlines - 0%
         100    Southwest Airlines Co. ......................              1,305

Apparel Manufacturers - 0.6%
       1,100    Coach, Inc.* ................................             35,145
         200    Jones Apparel Group, Inc.* ..................              6,536

                                                                          41,681

Appliances - 0%
         100    Maytag Corp. ................................              2,527

Applications Software - 4.2%
         600    Citrix Systems, Inc.* .......................     $        8,280
       1,000    Intuit, Inc.* ...............................             44,100
       1,500    J.D. Edwards & Co.* .........................             18,795
         400    Mercury Interactive Corp.* ..................             14,220
       4,500    Microsoft Corp.* ............................            213,570

                                                                         298,965

Audio and Video Products - 0.3%
         400    Harman International Industries, Inc. .......             24,600

Batteries and Battery Systems - 0.1%
         200    Energizer Holdings, Inc.* ...................              4,880

Beverages - Non-Alcoholic - 3.1%
       1,800    Coca-Cola Co. ...............................             72,828
       1,500    Coca-Cola Enterprises, Inc. .................             33,045
       1,600    Pepsi Bottling Group, Inc. ..................             40,560
       1,800    PepsiCo, Inc. ...............................             72,864

                                                                         219,297

Beverages - Wine and Spirits - 0.3%
         200    Brown-Forman Corp. - Class B ................             12,428
         400    Constellation Brands, Inc. - Class A* .......             10,028

                                                                          22,456

See Notes to Schedules of Investments and Financial Statements

44  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Brewery - 0.7%
       1,100    Anheuser-Busch Companies, Inc. ..............     $       52,217

Broadcast Services and Programming - 0.3%
         200    Clear Channel Communications, Inc.* .........              8,016
         600    Fox Entertainment Group, Inc.* ..............             16,578

                                                                          24,594

Building - Residential and Commercial - 0.5%
         100    NVR, Inc.* ..................................             33,250

Building Products - Air and Heating - 0.2%
         200    American Standard Companies, Inc.* ..........             13,332

Casino Hotels - 0.4%
         800    Harrah's Entertainment, Inc.* ...............             29,024

Casino Services - 0.4%
         400    International Game Technology* ..............             31,548

Cellular Telecommunications - 0.4%
       2,000    Nextel Communications, Inc. - Class A* ......             25,240

Chemicals - Specialty - 0.7%
         800    Ecolab, Inc. ................................             39,440
         200    Sigma-Aldrich Corp. .........................              8,974

                                                                          48,414

Coatings and Paint Products - 0.2%
         300    Valspar Corp. ...............................             12,750

Commercial Banks - 1.0%
         600    Commerce Bancorp, Inc. ......................             26,334
         200    Hudson United Bancorp .......................              6,280
         600    North Fork Bancorporation, Inc. .............             19,458
         300    Provident Financial Group, Inc. .............              8,241
         100    Synovus Financial Corp. .....................              1,933
         100    TCF Financial Corp. .........................              4,360
         100    Westamerica Bancorporation ..................              4,082

                                                                          70,688

Commercial Services - 1.1%
         100    Alliance Data Systems Corp.* ................              1,749
       1,200    Choicepoint, Inc.* ..........................             43,200
         500    Iron Mountain, Inc.* ........................             15,855
         400    Weight Watchers International, Inc.* ........             16,620

                                                                          77,424

Commercial Services - Finance - 1.5%
         100    Concord EFS, Inc.* ..........................              1,466
         600    Deluxe Corp. ................................             24,144
         500    Equifax, Inc. ...............................             10,705
         700    H&R Block, Inc. .............................             26,523
       1,000    Moody's Corp. ...............................             41,880
         200    Paychex, Inc. ...............................              5,036

                                                                         109,754

Computer Aided Design - 0%
         100    Autodesk, Inc. ..............................              1,494

Computer Graphics - 0.2%
         200    Pixar, Inc.* ................................             10,998

Computer Services - 0.9%
         700    Affiliated Computer Services, Inc. - Class A*     $       37,954
         200    Computer Sciences Corp.* ....................              6,120
         400    Reynolds and Reynolds Co. ...................              9,952
         500    SunGard Data Systems, Inc.* .................              9,720

                                                                          63,746

Computers - 2.5%
       3,100    Dell Computer Corp.* ........................             73,966
       1,300    IBM Corp. ...................................            101,699

                                                                         175,665

Computers - Memory Devices - 0.1%
         200    Network Appliance, Inc.* ....................              2,162
         300    Storage Technology Corp.* ...................              6,630

                                                                           8,792

Computers - Peripheral Equipment - 0.4%
         500    Lexmark International Group, Inc. - Class A*              30,270

Consumer Products - Miscellaneous - 0.4%
         400    Clorox Co. ..................................             15,288
         800    Dial Corp. ..................................             14,960

                                                                          30,248

Containers - Metal and Glass - 0.1%
         200    Ball Corp. ..................................             10,500

Cosmetics and Toiletries - 1.6%
         500    Colgate-Palmolive Co. .......................             25,455
         600    Gillette Co. ................................             17,940
         500    International Flavors & Fragrances, Inc. ....             15,885
         100    Kimberly-Clark Corp. ........................              4,632
         600    Procter & Gamble Co. ........................             51,342

                                                                         115,254

Data Processing and Management - 2.0%
         900    Acxiom Corp.* ...............................             13,365
         100    Automatic Data Processing, Inc. .............              3,467
         600    Certegy, Inc.* ..............................             15,348
         200    Dun & Bradstreet Corp.* .....................              7,070
         200    Fair, Issac & Company, Inc. .................              9,950
       1,700    First Data Corp. ............................             58,480
         900    Fiserv, Inc.* ...............................             28,054
         100    Global Payments, Inc. .......................              2,853
         100    SEI Investments Co. .........................              2,550

                                                                         141,137

Dental Supplies and Equipment - 0.9%
       1,000    Dentsply International, Inc. ................             33,580
         700    Patterson Dental Co.* .......................             28,826

                                                                          62,406

Dialysis Centers - 0.2%
         500    Davita, Inc.* ...............................             12,050
         100    Renal Care Group, Inc.* .....................              2,890

                                                                          14,940

Direct Marketing - 0.2%
         800    Harte-Hanks Communications, Inc. ............             14,704

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Distribution and Wholesale - 0.2%
         400    Fastenal Co. ................................     $       13,248
         200    Ingram Micro, Inc. - Class A* ...............              2,300

                                                                          15,548

Diversified Financial Services - 0.5%
       1,000    Citigroup, Inc. .............................             34,380

Diversified Operations - 5.8%
         400    3M Co. ......................................             49,820
         400    Danaher Corp. ...............................             24,564
      13,400    General Electric Co. ........................            310,076
         300    Illinois Tool Works, Inc. ...................             18,246
         100    ITT Industries, Inc. ........................              5,616
         100    SPX Corp.* ..................................              3,710
         100    Teleflex, Inc. ..............................              4,113

                                                                         416,145

E-Commerce/Products - 0.4%
       1,300    Amazon.com, Inc.* ...........................             28,405

E-Commerce/Services - 0.7%
         700    eBay, Inc.* .................................             52,612

Electric Products - Miscellaneous - 0.2%
         700    Molex, Inc. .................................             14,693

Electronic Components - 0.5%
         700    Gentex Corp.* ...............................             20,616
         800    Jabil Circuit, Inc.* ........................             12,488

                                                                          33,104

Electronic Components - Semiconductors - 2.0%
         100    Altera Corp.* ...............................              1,098
       5,000    Intel Corp. .................................             78,500
       1,600    Microchip Technology, Inc. ..................             35,344
         200    Micron Technology, Inc.* ....................              1,642
         100    National Semiconductor Corp.* ...............              1,320
         700    QLogic Corp.* ...............................             23,296
         300    Texas Instruments, Inc. .....................              4,770

                                                                         145,970

Electronic Design Automation - 0.3%
         100    Cadence Design Systems, Inc.* ...............                992
         500    Synopsys, Inc.* .............................             19,335

                                                                          20,327

Electronic Forms - 0.1%
         200    Adobe Systems, Inc. .........................              5,284

Electronic Measuring Instruments - 0%
         100    Tektronix, Inc.* ............................              1,650

Electronics - Military - 0.2%
         300    L-3 Communications Holdings, Inc.* ..........             13,431

Engineering - Research and Development - 0.1%
         100    Jacobs Engineering Group, Inc.* .............              3,722

Enterprise Software/Services - 0.9%
         300    BEA Systems, Inc.* ..........................              3,438
       1,300    BMC Software, Inc.* .........................             22,919
       2,400    Oracle Corp.* ...............................             28,872
         600    Sybase, Inc.* ...............................              8,628

                                                                          63,857

Entertainment Software - 0.6%
         200    Activision, Inc.* ...........................     $        2,910
         700    Electronic Arts, Inc.* ......................             36,239

                                                                          39,149

Fiduciary Banks - 0.7%
         400    Bank of New York Company, Inc. ..............             10,120
         400    Investors Financial Services Corp. ..........             11,172
         100    Northern Trust Corp. ........................              3,406
         700    State Street Corp. ..........................             27,713

                                                                          52,411

Filtration and Separations Products - 0%
         100    Donaldson Company, Inc. .....................              3,395

Finance - Consumer Loans - 0.6%
         400    SLM Corp. ...................................             42,492

Finance - Credit Card - 0.9%
         800    American Express Co. ........................             28,424
       2,200    MBNA Corp. ..................................             37,026

                                                                          65,450

Finance - Investment Bankers/Brokers - 0.4%
         700    Charles Schwab Corp. ........................              6,454
         100    Investment Technology Group, Inc.* ..........              1,701
         100    LaBranche & Company, Inc.* ..................              2,378
         400    Legg Mason, Inc. ............................             20,016

                                                                          30,549

Finance - Mortgage Loan Banker - 1.2%
         700    Doral Financial Corp. .......................             20,895
         400    Fannie Mae ..................................             25,880
         700    Freddie Mac .................................             39,186

                                                                          85,961

Financial Guarantee Insurance - 0.1%
         100    Ambac Financial Group, Inc. .................              5,357

Food - Confectionary - 0.7%
         300    Hershey Foods Corp. .........................             19,350
         500    Wm. Wrigley Jr. Company .....................             27,760

                                                                          47,110

Food - Dairy Products - 0.3%
         300    Dreyer's Grand Ice Cream, Inc. ..............             21,300

Food - Diversified - 1.7%
         400    General Mills, Inc. .........................             17,972
         900    Kellogg Co. .................................             30,060
         600    Kraft Foods, Inc. - Class A .................             19,110
         700    McCormick & Company, Inc. ...................             15,680
       2,000    Sara Lee Corp. ..............................             39,880

                                                                         122,702

Food - Retail - 0.6%
         900    Whole Foods Market, Inc.* ...................             45,738

Food - Wholesale/Distribution - 0.5%
         100    Performance Food Group Co.* .................              3,085
       1,100    Sysco Corp. .................................             32,307

                                                                          35,392

Gold Mining - 0.3%
         700    Newmont Mining Corp. ........................             20,265

See Notes to Schedules of Investments and Financial Statements

46  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Health Care Cost Containment - 0.1%
         300    First Health Group Corp.* ...................     $        7,044
         100    McKesson Corp. ..............................              2,843

                                                                           9,887

Home Decoration Products - 0.1%
         200    Newell Rubbermaid, Inc. .....................              5,570

Hotels and Motels - 0.1%
         500    Hilton Hotels Corp. .........................              5,855
         100    Marriott International, Inc. - Class A ......              3,120

                                                                           8,975

Human Resources - 0.5%
         600    Manpower, Inc. ..............................             20,808
       1,100    Robert Half International, Inc.* ............             16,676

                                                                          37,484

Instruments - Controls - 0.1%
         300    Thermo Electron Corp.* ......................              5,451

Instruments - Scientific - 0.3%
         500    Applera Corp. - Applied Biosystems Group ....              8,775
         400    Fisher Scientific International, Inc.* ......             11,560
         100    Waters Corp.* ...............................              2,305

                                                                          22,640

Insurance Brokers - 1.1%
         600    Arthur J. Gallagher & Co. ...................             15,150
         300    Brown & Brown, Inc. .........................              8,934
       1,300    Marsh & McLennan Companies, Inc. ............             55,419

                                                                          79,503

Internet Security - 1.1%
         300    CheckFree Corp.* ............................              5,769
         700    Network Associates, Inc.* ...................             10,689
       1,300    Symantec Corp.* .............................             60,684

                                                                          77,142

Investment Companies - 0.2%
         800    Allied Capital Corp. ........................             17,592

Investment Management and Advisory Services - 0.7%
         500    Eaton Vance Corp. ...........................             13,880
       1,200    Federated Investors, Inc. - Class B .........             30,660
         100    T. Rowe Price Group, Inc. ...................              2,674

                                                                          47,214

Lasers - Systems and Components - 0.1%
         200    Cymer, Inc.* ................................              6,184

Life and Health Insurance - 0.4%
         900    AFLAC, Inc. .................................             29,151

Linen Supply and Related Items - 0.3%
         500    Cintas Corp. ................................             20,650

Machinery - Farm - 0.2%
         800    AGCO Corp.* .................................             14,320

Machinery - Print Trade - 0.3%
         400    Zebra Technologies Corp.* ...................             22,344

Machinery - Pumps - 0.2%
         500    Graco, Inc. .................................             13,310

Medical - Biomedical and Genetic - 1.4%
         100    Affymetrix, Inc.* ...........................     $        2,714
         800    Amgen, Inc.* ................................             40,768
         600    Charles River Laboratories
                  International, Inc.* ......................             17,868
         500    Chiron Corp.* ...............................             18,760
         300    Genentech, Inc.* ............................             11,022
         100    Genzyme Corp.* ..............................              3,236
         100    IDEC Pharmaceuticals Corp.* .................              3,209

                                                                          97,577

Medical - Drugs - 7.4%
         900    Abbott Laboratories .........................             34,308
         500    Bristol-Myers Squibb Co. ....................             11,795
         400    Celgene Corp.* ..............................              8,956
         200    Cephalon, Inc.* .............................              9,306
         900    Eli Lilly and Co. ...........................             54,216
       1,000    Forest Laboratories, Inc.* ..................             51,750
         400    Ivax Corp.* .................................              4,660
         200    MedImmune, Inc.* ............................              5,958
       1,300    Merck & Company, Inc. .......................             72,007
       5,300    Pfizer, Inc. ................................            160,908
       1,400    Pharmacia Corp. .............................             58,478
       1,000    Schering-Plough Corp. .......................             18,110
       1,100    Wyeth .......................................             42,933

                                                                         533,385

Medical - Generic Drugs - 0.5%
         100    Barr Laboratories, Inc.* ....................              7,905
         900    Mylan Laboratories, Inc. ....................             24,048
         200    Watson Pharmaceuticals, Inc.* ...............              6,056

                                                                          38,009

Medical - HMO - 2.4%
         300    Anthem, Inc.* ...............................             18,624
         300    Coventry Health Care, Inc.* .................              8,325
         300    Health Net, Inc.* ...........................              8,082
         800    Mid Atlantic Medical Services, Inc.* ........             27,536
       1,000    Oxford Health Plans, Inc.* ..................             35,230
         500    UnitedHealth Group, Inc. ....................             43,950
         400    WellPoint Health Networks, Inc.* ............             29,072

                                                                         170,819

Medical - Hospitals - 0.5%
         200    HCA, Inc. ...................................              8,548
         900    Health Management Associates, Inc.
                  - Class A .................................             16,668
         100    LifePoint Hospitals, Inc.* ..................              2,570
         100    Tenet Healthcare Corp.* .....................              1,799
         100    Triad Hospitals, Inc.* ......................              2,780
         100    Universal Health Services, Inc.* ............              4,658

                                                                          37,023

Medical - Outpatient and Home Medical Care - 0.2%
         600    Lincare Holdings, Inc.* .....................             17,124

Medical - Wholesale Drug Distributors - 0.3%
         100    AmerisourceBergen Corp. .....................              5,820
         300    Cardinal Health, Inc. .......................             17,499

                                                                          23,319

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Medical Information Systems - 0%
         100    IMS Health, Inc. ............................     $        1,685

Medical Instruments - 1.7%
         100    Apogent Technologies, Inc.* .................              1,712
       1,400    Boston Scientific Corp.* ....................             56,630
         100    Edwards Lifesciences Corp.* .................              2,551
         100    Guidant Corp.* ..............................              3,362
         600    Medtronic, Inc. .............................             26,952
         700    St. Jude Medical, Inc.* .....................             30,499

                                                                         121,706

Medical Products - 3.7%
         200    Baxter International, Inc. ..................              5,636
         100    Becton, Dickinson and Co. ...................              3,280
         400    Biomet, Inc. ................................             11,176
         500    Henry Schein, Inc.* .........................             20,265
       2,200    Johnson & Johnson ...........................            117,942
         500    Stryker Corp. ...............................             30,120
         800    Varian Medical Systems, Inc.* ...............             41,808
         900    Zimmer Holdings, Inc.* ......................             36,900

                                                                         267,127

Medical Sterilization Products - 0.3%
         900    Steris Corp.* ...............................             21,105

Metal - Diversified - 0.3%
       1,000    Freeport-McMoRan Copper & Gold, Inc.* .......             18,770

Motorcycle and Motor Scooter Manufacturing - 0.8%
       1,400    Harley-Davidson, Inc. .......................             58,492

Multi-Line Insurance - 1.6%
       2,100    American International Group, Inc. ..........            113,652
         100    HCC Insurance Holdings, Inc. ................              2,410

                                                                         116,062

Multimedia - 1.2%
         200    AOL Time Warner, Inc.* ......................              2,332
         200    E.W. Scripps Co. - Class A ..................             16,396
         500    McGraw-Hill Companies, Inc. .................             29,610
         100    Meredith Corp. ..............................              4,219
         900    Viacom, Inc. - Class B* .....................             34,695

                                                                          87,252

Networking Products - 0.9%
       4,600    Cisco Systems, Inc.* ........................             61,502

Office Automation and Equipment - 0.2%
         400    Pitney Bowes, Inc. ..........................             13,016

Office Furnishings - 0%
         100    HON Industries, Inc. ........................              2,592

Office Supplies and Forms - 0.4%
         500    Avery Dennison Corp. ........................             29,795

Oil - Field Services - 0.5%
         300    BJ Services Co.* ............................              9,171
       1,000    Halliburton Co. .............................             18,760
         300    Varco International, Inc.* ..................              5,073

                                                                          33,004

Oil and Gas Drilling - 1.0%
         700    ENSCO International, Inc. ...................     $       18,858
       1,000    Patterson-UTI Energy, Inc.* .................             30,510
         100    Pride International, Inc.* ..................              1,400
         900    Rowan Companies, Inc. .......................             18,567

                                                                          69,335

Oil Companies - Exploration and Production - 0.9%
         200    Burlington Resources, Inc. ..................              8,820
         500    Murphy Oil Corp. ............................             21,100
         100    Newfield Exploration Co.* ...................              3,307
         200    Noble Energy, Inc. ..........................              7,140
         600    Ocean Energy, Inc. ..........................             11,238
         300    Pioneer Natural Resources Co.* ..............              7,284
         100    Pogo Producing Co. ..........................              3,550
         100    XTO Energy, Inc. ............................              2,434

                                                                          64,873

Oil Companies - Integrated - 0.1%
         100    Amerada Hess Corp. ..........................              4,720

Oil Field Machinery and Equipment - 0.5%
         200    Cooper Cameron Corp.* .......................              9,694
         100    FMC Technologies, Inc.* .....................              1,941
         200    National-Oilwell, Inc.* .....................              4,086
         600    Smith International, Inc.* ..................             19,104

                                                                          34,825

Pharmacy Services - 0.6%
         500    Accredo Health, Inc.* .......................             18,755
         200    Caremark Rx, Inc.* ..........................              3,920
         200    Express Scripts, Inc. - Class A* ............             11,110
         300    Omnicare, Inc. ..............................              7,749

                                                                          41,534

Power Converters and Power Supply Equipment - 0.1%
         300    American Power Conversion Corp.* ............              4,668

Property and Casualty Insurance - 0.3%
         500    Progressive Corp. ...........................             24,170

Publishing - Books - 0.1%
         400    John Wiley & Sons, Inc. - Class A ...........              9,324

Publishing - Newspapers - 0.4%
         100    Dow Jones & Company, Inc. ...................              4,036
         500    New York Times Co. - Class A ................             24,420

                                                                          28,456

Radio - 0.9%
         300    Entercom Communications Corp.* ..............             14,652
         500    Hispanic Broadcasting Corp.* ................             11,100
       1,000    Westwood One, Inc.* .........................             37,310

                                                                          63,062

Real Estate Investment Trust - Regional Malls - 0.1%
         200    Rouse Co. ...................................              6,346

Real Estate Operating/Development - 0.1%
         400    Catellus Development Corp.* .................              7,908

Recreational Vehicles - 0.2%
         300    Polaris Industries, Inc. ....................             15,468

See Notes to Schedules of Investments and Financial Statements

48  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Rental Auto/Equipment - 0.4%
         500    Rent-A-Center, Inc.* ........................     $       26,375

Research and Development - 0.1%
         200    Pharmaceutical Product Development, Inc.* ...              5,970

Retail - Apparel and Shoe - 0.8%
       1,100    Chico's FAS, Inc.* ..........................             20,031
         500    Gap, Inc. ...................................              7,315
         600    Limited, Inc. ...............................              7,554
         600    Ross Stores, Inc. ...........................             23,406

                                                                          58,306

Retail - Arts and Crafts - 0.3%
         600    Michaels Stores, Inc.* ......................             20,250

Retail - Auto Parts - 0.6%
         600    AutoZone, Inc.* .............................             39,426

Retail - Bedding - 0.3%
         700    Bed Bath & Beyond, Inc.* ....................             23,450

Retail - Bookstore - 0%
         100    Borders Group, Inc.* ........................              1,515

Retail - Building Products - 0.5%
         200    Home Depot, Inc. ............................              4,180
       1,000    Lowe's Companies, Inc. ......................             34,180

                                                                          38,360

Retail - Computer Equipment - 0.5%
         800    CDW Computer Centers, Inc.* .................             35,272

Retail - Discount - 2.5%
       1,100    Big Lots, Inc.* .............................             13,750
         100    Costco Wholesale Corp.* .....................              2,887
         100    Dollar General Corp. ........................              1,126
         300    Dollar Tree Stores, Inc.* ...................              6,589
         600    Family Dollar Stores, Inc. ..................             18,072
       1,400    Target Corp. ................................             39,494
       1,200    TJX Companies, Inc. .........................             22,032
       1,600    Wal-Mart Stores, Inc. .......................             76,480

                                                                         180,430

Retail - Drug Store - 0.6%
       1,400    Walgreen Co. ................................             40,600

Retail - Home Furnishings - 0.1%
         300    Pier 1 Imports, Inc. ........................              5,085

Retail - Jewelry - 0%
         100    Tiffany & Co. ...............................              2,325

Retail - Mail Order - 0.4%
       1,200    Williams-Sonoma, Inc.* ......................             28,404

Retail - Office Supplies - 0.3%
       1,400    Staples, Inc.* ..............................             24,038

Retail - Pet Food and Supplies - 0.5%
       2,500    PETsMART, Inc.* .............................             37,500

Retail - Regional Department Stores - 0.5%
         700    Kohl's Corp.* ...............................             36,659

Retail - Restaurants - 0.9%
         100    Brinker International, Inc.* ................     $        2,975
         100    Darden Restaurants, Inc. ....................              2,170
         700    Krispy Kreme Doughnuts, Inc.* ...............             21,287
         200    Outback Steakhouse, Inc. ....................              6,530
         100    Ruby Tuesday, Inc. ..........................              1,890
         900    Starbucks Corp.* ............................             20,448
         200    Wendy's International, Inc. .................              5,430
         300    Yum! Brands, Inc.* ..........................              6,954

                                                                          67,684

Retail - Variety Store - 0.1%
         200    99 Cents Only Stores* .......................              5,172

Satellite Telecommunications - 0.1%
         200    EchoStar Communications Corp. - Class A* ....              5,190
         100    General Motors Corp. - Class H* .............              1,020

                                                                           6,210

Savings/Loan/Thrifts - 0.2%
         400    New York Community Bancorp, Inc. ............             11,808

Schools - 0.7%
         900    Apollo Group, Inc. - Class A* ...............             40,014
         200    Career Education Corp.* .....................              9,380

                                                                          49,394

Semiconductor Components/Integrated Circuits - 0.8%
         200    Analog Devices, Inc.* .......................              4,786
         700    Integrated Circuit Systems, Inc.* ...........             14,700
         600    Linear Technology Corp. .....................             15,678
         800    Maxim Integrated Products, Inc. .............             24,968

                                                                          60,132

Semiconductor Equipment - 0.7%
       1,700    Applied Materials, Inc.* ....................             20,349
         600    KLA-Tencor Corp.* ...........................             19,584
         300    Novellus Systems, Inc.* .....................              8,835

                                                                          48,768

Soap and Cleaning Preparations - 0.1%
         300    Church & Dwight Company, Inc. ...............              8,700

Super-Regional Banks - 1.0%
         800    Fifth Third Bancorp .........................             42,680
         600    Wells Fargo & Co. ...........................             28,422

                                                                          71,102

Telecommunication Equipment - 0.3%
         700    Advanced Fibre Communications* ..............             11,823
         200    Harris Corp. ................................              6,240
         100    UTStarcom, Inc.* ............................              1,927

                                                                          19,990

Television - 0.1%
         200    Univision Communications, Inc. - Class A* ...              5,272

Textile-Home Furnishings - 0.1%
         200    Mohawk Industries, Inc.* ....................             10,536

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Therapeutics - 0.7%
       1,400    Gilead Sciences, Inc.* ......................     $       48,860

Tobacco - 0.8%
         800    Altria Group Inc. ...........................             30,296
         800    UST, Inc. ...................................             24,720

                                                                          55,016

Tools - Hand Held - 0.1%
         200    Black & Decker Corp. ........................              7,328

Toys - 0.2%
         800    Mattel, Inc. ................................             16,000

Transportation - Services - 1.0%
         800    C.H. Robinson Worldwide, Inc. ...............             22,416
         600    Expeditors International of Washington, Inc.              18,486
         500    United Parcel Service, Inc. - Class B .......             30,165

                                                                          71,067

Travel Services - 0.2%
         700    USA Interactive* ............................             15,407

Web Portals/Internet Service Providers - 0.4%
       1,500    Yahoo!, Inc.* ...............................             27,300

Wireless Equipment - 0.3%
         600    QUALCOMM, Inc.* .............................             22,596
--------------------------------------------------------------------------------
Total Common Stock (cost $7,429,937) ........................          7,109,314
--------------------------------------------------------------------------------
Total Investments (total cost $7,429,937) - 99.2% ...........          7,109,314
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%             58,581
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    7,167,895
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Puerto Rico                                          0.3%         $       20,895
United States                                       99.7%              7,088,419
--------------------------------------------------------------------------------
Total                                              100.0%         $    7,109,314

See Notes to Schedules of Investments and Financial Statements

50  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP                           Managed by INTECH
CORE FUND

Launched January 2, 2003, Janus Adviser Risk-Managed Large Cap Core Fund I Shares declined 4.50% and the C Shares declined 4.50%* for the period ended January 31, 2003. Its benchmark, the S&P 500(R) Index, lost 5.76%.(1)

In a market where the indices have continued to post negative returns, the relative outperformance that the Fund provided was some consolation. The primary goal of the Fund is to provide upside potential relative to the index with low relative risk. In all types of markets, managing risk is the hallmark of our investment process.

The Fund, which is subadvised by Janus subsidiary INTECH, uses a mathematical process to construct portfolios. Essentially, INTECH's mathematical strategy seeks to capitalize on the natural price movement of stocks in the market by analyzing stocks' volatility relative to the benchmark index (in this case, the S&P 500(R) Index) and stocks' relationship to one another. The intent is to build a portfolio designed to outperform the benchmark index with benchmark-like risk. The mathematical process determines the optimal weighting of stocks in the portfolio and then periodically rebalances to those optimal weights to attempt to "capture" an excess return over the benchmark index. While the process utilizes sophisticated statistical and mathematical methodologies, the concept is relatively simple; use the natural volatility of stock prices to generate an excess return.

The implementation of the process begins with the eligible universe of securities, which includes all the candidates in the benchmark index. As a first step in the mathematical process, the strategy screens for stocks that have financial considerations and liquidity concerns and those stocks are then excluded from the eligible universe. The strategy then implements the mathematical process, searching for stocks with high relative volatility and low correlation to build an "optimal" portfolio. Central to the strategy is the level of risk control that is employed. The mathematical process is run within specific risk constraints designed to help steady the Fund's upside and downside performance over time. The ultimate goal is to provide upside potential with downside protection.

Once the optimal weights have been established, the process is dynamic. On a regular basis, we rebalance back to those optimal weights and, in conjunction with the rebalancing, we are also regenerating new target weights based on stock volatility and correlation. The process is continually attempting to find the "optimal" portfolio - the combination of stocks that will provide the potential for excess return, but that will control overall risk. In essence, what INTECH's strategy attempts to do is build a portfolio that will generate more return than the benchmark index, but with risk characteristics very similar to the benchmark index. Risk management is the key element of the strategy.

Investors have now experienced three years in a row of negative equity market returns. We believe it is highly likely that, going forward, equity returns are not going to return to the levels of the 80s and 90s. We could therefore possibly be in a sustained period where, for several years to come, stocks on average provide low to mid single-digit returns. In this type of environment, identifying a manager who can consistently provide alpha (greater returns than the benchmark index) could become more important than ever as investors search for opportunities. We believe a structured, disciplined, risk-managed approach such as the mathematical process INTECH manages in the Janus Adviser Risk-Managed Large Cap Core Fund is likely well positioned for the current market environment.

Thank you for your investment in Janus Adviser Risk-Managed Large Cap Core Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                                               January 31, 2003
--------------------------------------------------------------------------------
Equities                                                                   99.1%
  Foreign                                                                   1.2%
Top 10 Equities                                                            15.3%
Number of Stocks                                                             333
Cash and Cash Equivalents                                                   0.9%

(1) All returns include reinvested dividends and distributions.

*Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Adviser Series  January 31, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUMULATIVE RETURN
For the Period Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  From Inception Date 1/2/03                                             (4.50)%
--------------------------------------------------------------------------------

S&P 500(R) Index
  From Inception Date 1/2/03                                             (5.76)%
--------------------------------------------------------------------------------

C Shares at NAV*
  From Inception Date 1/2/03                                             (4.50)%
--------------------------------------------------------------------------------

C Shares at MOP**
  From Inception Date 1/2/03                                             (6.39)%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.1%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .........................     $        6,030

Aerospace and Defense - 1.5%
         200    General Dynamics Corp. ......................             13,228
         800    Lockheed Martin Corp. .......................             40,840
         500    Northrop Grumman Corp. ......................             45,705
         400    Rockwell Collins, Inc. ......................              8,252

                                                                         108,025

Apparel Manufacturers - 0.6%
         500    Jones Apparel Group, Inc.* ..................             16,340
         600    Liz Claiborne, Inc. .........................             17,232
         300    V. F. Corp. .................................             10,569

                                                                          44,141

Appliances - 0.1%
         200    Maytag Corp. ................................              5,054

Applications Software - 3.3%
         600    Citrix Systems, Inc.* .......................              8,280
       1,000    Intuit, Inc.* ...............................             44,100
         600    Mercury Interactive Corp.* ..................             21,330
       3,400    Microsoft Corp.* ............................            161,364

                                                                         235,074

Athletic Footwear - 0.2%
         200    Nike, Inc. - Class B ........................              8,908
         200    Reebok International, Ltd.* .................              6,048

                                                                          14,956
Automotive - Cars and Light Trucks - 0.1%
         200    General Motors Corp. ........................     $        7,266

Automotive - Medium and Heavy Duty Trucks - 0.4%
         600    Paccar, Inc. ................................             25,992

Automotive - Truck Parts and Equipment - Original - 0.5%
         800    Dana Corp. ..................................              8,616
         300    Johnson Controls, Inc. ......................             24,231

                                                                          32,847

Beverages - Non-Alcoholic - 2.2%
       1,100    Coca-Cola Co. ...............................             44,506
       1,600    Coca-Cola Enterprises, Inc. .................             35,248
       1,500    Pepsi Bottling Group, Inc. ..................             38,025
         900    PepsiCo, Inc. ...............................             36,432

                                                                         154,211

Beverages - Wine and Spirits - 0.2%
         200    Brown-Forman Corp. - Class B ................             12,428

Brewery - 0.7%
         300    Adolph Coors Co. - Class B ..................             18,060
         700    Anheuser-Busch Companies, Inc. ..............             33,229

                                                                          51,289

Broadcast Services and Programming - 0.3%
         500    Clear Channel Communications, Inc.* .........             20,040

Building - Residential and Commercial - 0.3%
         400    KB Home .....................................             17,884
         100    Pulte Homes, Inc. ...........................              4,998

                                                                          22,882

See Notes to Schedules of Investments and Financial Statements

52  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Cable Television - 0.2%
         600    Comcast Corp. - Class A* ....................     $       15,978

Casino Hotels - 0.6%
       1,100    Harrah's Entertainment, Inc.* ...............             39,908

Casino Services - 0.3%
         300    International Game Technology* ..............             23,661

Cellular Telecommunications - 0.5%
       3,000    Nextel Communications, Inc. - Class A* ......             37,860

Chemicals - Diversified - 0.5%
         100    Dow Chemical Company ........................              2,906
         500    E.I. du Pont de Nemours and Co. .............             18,935
         200    PPG Industries, Inc. ........................              9,766
         100    Rohm & Haas Co. .............................              3,085

                                                                          34,692

Chemicals - Specialty - 0.8%
         300    Eastman Chemical Co. ........................             10,269
         500    Ecolab, Inc. ................................             24,650
         100    Engelhard Corp. .............................              2,071
         400    Great Lakes Chemical Corp. ..................              8,892
         300    Sigma-Aldrich Corp. .........................             13,461

                                                                          59,343

Coatings and Paint Products - 0.3%
         800    Sherwin-Williams Co. ........................             21,312

Commercial Banks - 2.3%
       1,600    AmSouth Bancorporation ......................             32,784
         700    BB&T Corp. ..................................             23,492
         700    Charter One Financial, Inc. .................             20,237
         300    First Tennessee National Corp. ..............             11,250
         100    Marshall & Ilsley Corp. .....................              2,710
         500    North Fork Bancorporation, Inc. .............             16,215
       1,000    Regions Financial Corp. .....................             32,780
       1,000    SouthTrust Corp. ............................             26,060

                                                                         165,528

Commercial Services - Finance - 1.5%
         100    Concord EFS, Inc.* ..........................              1,466
         500    Deluxe Corp. ................................             20,120
         300    Equifax, Inc. ...............................              6,423
         900    H&R Block, Inc. .............................             34,101
       1,000    Moody's Corp. ...............................             41,880

                                                                         103,990

Computer Aided Design - 0%
         200    Autodesk, Inc. ..............................              2,988

Computer Services - 0.2%
         400    Computer Sciences Corp.* ....................             12,240
         200    SunGard Data Systems, Inc.* .................              3,888

                                                                          16,128

Computers - 2.0%
         400    Apple Computer, Inc.* .......................              5,744
       2,400    Dell Computer Corp.* ........................             57,264
       1,000    Hewlett-Packard Co. .........................             17,410
         800    IBM Corp. ...................................             62,584

                                                                         143,002

Computers - Memory Devices - 0.2%
       1,000    Network Appliance, Inc.* ....................             10,810

Computers - Peripheral Equipment - 0.4%
         500    Lexmark International Group, Inc. - Class A*      $       30,270

Consumer Products - Miscellaneous - 1.0%
         600    American Greetings Corp.* ...................              8,340
         700    Clorox Co. ..................................             26,754
         800    Fortune Brands, Inc. ........................             35,256

                                                                          70,350

Containers - Metal and Glass - 0.4%
         500    Ball Corp. ..................................             26,250

Containers - Paper and Plastic - 0.7%
         400    Bemis Company, Inc. .........................             17,448
       1,300    Pactiv Corp.* ...............................             26,533
         100    Sealed Air Corp.* ...........................              3,772

                                                                          47,753

Cosmetics and Toiletries - 1.6%
         300    Alberto-Culver Co. - Class B ................             15,219
         300    Avon Products, Inc. .........................             15,000
         100    Colgate-Palmolive Co. .......................              5,091
         800    International Flavors & Fragrances, Inc. ....             25,416
         600    Procter & Gamble Co. ........................             51,342

                                                                         112,068

Cruise Lines - 0.1%
         400    Carnival Corp. ..............................              9,640

Data Processing and Management - 0.7%
         100    Automatic Data Processing, Inc. .............              3,467
       1,000    First Data Corp. ............................             34,400
         500    Fiserv, Inc.* ...............................             15,586

                                                                          53,453

Disposable Medical Products - 0.2%
         300    C.R. Bard, Inc. .............................             17,004

Distribution and Wholesale - 0.6%
         400    Genuine Parts Co. ...........................             11,800
         700    W.W. Grainger, Inc. .........................             33,110

                                                                          44,910

Diversified Financial Services - 2.0%
       3,100    Citigroup, Inc. .............................            106,578
         900    Morgan Stanley Co. ..........................             34,110

                                                                         140,688

Diversified Operations - 4.3%
         300    3M Co. ......................................             37,365
         900    Cendant Corp.* ..............................              9,972
         100    Cooper Industries, Ltd. - Class A ...........              3,543
         300    Danaher Corp. ...............................             18,423
         100    Eaton Corp. .................................              7,108
       6,900    General Electric Co. ........................            159,666
         300    Illinois Tool Works, Inc. ...................             18,246
         100    Ingersoll-Rand Co.-Class A ..................              3,926
         600    ITT Industries, Inc. ........................             33,696
         900    Tyco International, Ltd. ....................             14,409

                                                                         306,354

E-Commerce/Services - 0.5%
         500    eBay, Inc.* .................................             37,580

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Electric - Integrated - 3.1%
         400    Ameren Corp. ................................     $       15,732
         600    Cinergy Corp. ...............................             19,020
         600    Consolidated Edison, Inc. ...................             23,952
         300    Constellation Energy Group, Inc. ............              8,295
         100    Dominion Resources, Inc. ....................              5,419
         600    DTE Energy Co. ..............................             25,152
         500    Entergy Corp. ...............................             22,225
         100    Exelon Corp. ................................              5,093
         500    FirstEnergy Corp. ...........................             15,600
         300    FPL Group, Inc. .............................             17,517
         200    NiSource, Inc. ..............................              3,554
         100    PG&E Corp.* .................................              1,380
         200    PPL Corp. ...................................              7,000
         300    Progress Energy, Inc. .......................             12,123
       1,400    Southern Co. ................................             39,438

                                                                         221,500

Electric Products - Miscellaneous - 0.3%
         100    Emerson Electric Co. ........................              4,693
         700    Molex, Inc. .................................             14,693

                                                                          19,386

Electronic Components - 0.3%
       1,200    Jabil Circuit, Inc.* ........................             18,732

Electronic Components - Semiconductors - 0.9%
       2,200    Intel Corp. .................................             34,540
         400    Micron Technology, Inc.* ....................              3,284
         100    National Semiconductor Corp.* ...............              1,320
         800    QLogic Corp.* ...............................             26,624
         100    Texas Instruments, Inc. .....................              1,590

                                                                          67,358

Electronic Forms - 0.1%
         200    Adobe Systems, Inc. .........................              5,284

Enterprise Software/Services - 0.8%
       1,700    BMC Software, Inc.* .........................             29,971
         200    Computer Associates International, Inc. .....              2,674
       1,800    Oracle Corp.* ...............................             21,654
         200    PeopleSoft, Inc.* ...........................              3,878

                                                                          58,177

Entertainment Software - 0.4%
         500    Electronic Arts, Inc.* ......................             25,885

Fiduciary Banks - 0.4%
         200    Bank of New York Company, Inc. ..............              5,060
         100    Mellon Financial Corp. ......................              2,287
         600    State Street Corp. ..........................             23,754

                                                                          31,101

Finance - Consumer Loans - 0.6%
         400    SLM Corp. ...................................             42,492

Finance - Credit Card - 1.4%
       1,400    American Express Co. ........................             49,742
         100    Capital One Financial Corp. .................              3,105
       2,600    MBNA Corp. ..................................             43,758

                                                                          96,605

Finance - Investment Bankers/Brokers - 2.4%
         800    Bear Stearns Companies, Inc. ................     $       49,640
         700    Charles Schwab Corp. ........................              6,454
         400    Franklin Resources, Inc. ....................             13,336
         500    Goldman Sachs Group, Inc. ...................             34,050
         900    J.P. Morgan Chase & Co. .....................             21,006
         400    Lehman Brothers Holdings, Inc. ..............             21,812
         700    Merrill Lynch & Company, Inc. ...............             24,514

                                                                         170,812

Finance - Mortgage Loan Banker - 1.1%
         700    Countrywide Financial Corp. .................             38,612
         400    Fannie Mae ..................................             25,880
         300    Freddie Mac .................................             16,794

                                                                          81,286

Financial Guarantee Insurance - 0.1%
         100    Ambac Financial Group, Inc. .................              5,357
         100    MBIA, Inc. ..................................              4,098

                                                                           9,455

Food - Confectionary - 0.3%
         100    Hershey Foods Corp. .........................              6,450
         300    Wm. Wrigley Jr. Company .....................             16,656

                                                                          23,106

Food - Diversified - 0.9%
         900    ConAgra Foods, Inc. .........................             22,077
         300    General Mills, Inc. .........................             13,479
         600    Kellogg Co. .................................             20,040
         500    Sara Lee Corp. ..............................              9,970

                                                                          65,566

Food - Retail - 0.2%
         100    Albertson's, Inc. ...........................              2,150
       1,000    Winn-Dixie Stores, Inc. .....................             14,000

                                                                          16,150

Food - Wholesale/Distribution - 0.3%
         200    Supervalu, Inc. .............................              2,976
         700    Sysco Corp. .................................             20,559

                                                                          23,535

Forestry - 0%
         100    Plum Creek Timber Company, Inc. .............              2,182

Gas - Distribution - 0.7%
         700    KeySpan Corp. ...............................             23,800
         400    Nicor, Inc. .................................             12,580
         200    Peoples Energy Corp. ........................              7,362
         400    Sempra Energy Co. ...........................              9,640

                                                                          53,382

Gold Mining - 0.4%
         900    Newmont Mining Corp. ........................             26,055

Health Care Cost Containment - 0%
         100    McKesson Corp. ..............................              2,843

Home Decoration Products - 0.5%
       1,400    Newell Rubbermaid, Inc. .....................             38,990

Hotels and Motels - 0.2%
       1,200    Hilton Hotels Corp. .........................             14,052

See Notes to Schedules of Investments and Financial Statements

54  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Human Resources - 0%
         200    Robert Half International, Inc.* ............     $        3,032

Industrial Automation and Robotics - 0.4%
       1,100    Rockwell Automation, Inc. ...................             25,355

Industrial Gases - 0.5%
         400    Air Products & Chemicals, Inc. ..............             16,580
         300    Praxair, Inc. ...............................             16,362

                                                                          32,942

Instruments - Controls - 0.1%
         100    Parker Hannifin Corp. .......................              4,031
         100    Thermo Electron Corp.* ......................              1,817

                                                                           5,848

Instruments - Scientific - 0.2%
         700    Applera Corp. - Applied Biosystems Group ....             12,285

Insurance Brokers - 0.5%
         800    Marsh & McLennan Companies, Inc. ............             34,104

Investment Management and Advisory Services - 0.2%
         500    T. Rowe Price Group, Inc. ...................             13,370

Leisure and Recreation Products - 0.1%
         300    Brunswick Corp. .............................              5,841

Life and Health Insurance - 0.8%
         700    AFLAC, Inc. .................................             22,673
         900    Principal Financial Group, Inc. .............             25,740
         200    Torchmark Corp. .............................              7,180

                                                                          55,593

Linen Supply and Related Items - 0.2%
         400    Cintas Corp. ................................             16,520

Machinery - Construction and Mining - 0.1%
         200    Caterpillar, Inc. ...........................              8,796

Machinery - Farm - 0.2%
         300    Deere & Co. .................................             12,660

Medical - Biomedical and Genetic - 0.6%
         500    Amgen, Inc.* ................................             25,480
         300    Chiron Corp.* ...............................             11,256
         100    Genzyme Corp.* ..............................              3,236

                                                                          39,972

Medical - Drugs - 4.2%
         400    Abbott Laboratories .........................             15,248
         100    Bristol-Myers Squibb Co. ....................              2,359
         400    Eli Lilly and Co. ...........................             24,096
       1,000    Forest Laboratories, Inc.* ..................             51,750
         100    MedImmune, Inc.* ............................              2,979
       1,100    Merck & Company, Inc. .......................             60,929
       3,200    Pfizer, Inc. ................................             97,152
         900    Pharmacia Corp. .............................             37,593
         200    Wyeth .......................................              7,806

                                                                         299,912

Medical - Generic Drugs - 0.1%
         300    Watson Pharmaceuticals, Inc.* ...............              9,084

Medical - HMO - 1.6%
         700    Aetna, Inc. .................................             30,443
         200    Anthem, Inc.* ...............................             12,416
         200    Humana, Inc* ................................              1,988
         500    UnitedHealth Group, Inc. ....................             43,950
         400    WellPoint Health Networks, Inc.* ............             29,072

                                                                         117,869

Medical - Hospitals - 0.2%
         200    HCA, Inc. ...................................     $        8,548
         300    Health Management Associates, Inc.
                  - Class A .................................              5,556
         100    Tenet Healthcare Corp.* .....................              1,799

                                                                          15,903

Medical - Nursing Home - 0%
         100    Manor Care, Inc.* ...........................              1,922

Medical - Wholesale Drug Distributors - 0.3%
         100    AmerisourceBergen Corp. .....................              5,820
         300    Cardinal Health, Inc. .......................             17,499

                                                                          23,319

Medical Instruments - 1.6%
       1,500    Boston Scientific Corp.* ....................             60,675
         600    Medtronic, Inc. .............................             26,952
         600    St. Jude Medical, Inc.* .....................             26,142

                                                                         113,769

Medical Products - 1.9%
         300    Biomet, Inc. ................................              8,382
       1,600    Johnson & Johnson ...........................             85,776
         400    Stryker Corp. ...............................             24,096
         500    Zimmer Holdings, Inc.* ......................             20,500

                                                                         138,754

Metal - Copper - 0.1%
         300    Phelps Dodge Corp.* .........................             10,365

Metal - Diversified - 0.3%
       1,100    Freeport-McMoRan Copper & Gold, Inc.* .......             20,647

Metal Processors and Fabricators - 0.2%
         900    Worthington Industries, Inc. ................             13,653

Motorcycle and Motor Scooter Manufacturing - 0.3%
         500    Harley-Davidson, Inc. .......................             20,890

Multi-Line Insurance - 2.4%
         700    Allstate Corp. ..............................             24,633
       1,500    American International Group, Inc. ..........             81,180
         300    Cincinnati Financial Corp. ..................             10,737
         100    Loews Corp. .................................              4,402
         200    MetLife, Inc. ...............................              5,354
         400    Prudential Financial, Inc. ..................             12,708
       1,000    Safeco Corp. ................................             35,850

                                                                         174,864

Multimedia - 1.9%
         200    AOL Time Warner, Inc.* ......................              2,332
         500    Gannett Company, Inc. .......................             36,330
         400    McGraw-Hill Companies, Inc. .................             23,688
         500    Meredith Corp. ..............................             21,095
       1,200    Viacom, Inc. - Class B* .....................             46,260
         200    Walt Disney Co. .............................              3,500

                                                                         133,205

Networking Products - 0.6%
       3,000    Cisco Systems, Inc.* ........................             40,110

Non-Hazardous Waste Disposal - 0.1%
         200    Waste Management, Inc. ......................              4,598

Office Automation and Equipment - 0.1%
         200    Pitney Bowes, Inc. ..........................              6,508

Office Supplies and Forms - 0.3%
         300    Avery Dennison Corp. ........................             17,877

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Oil - Field Services - 0.7%
         600    BJ Services Co.* ............................     $       18,342
       1,600    Halliburton Co. .............................             30,016

                                                                          48,358

Oil and Gas Drilling - 0.8%
         700    Nabors Industries, Ltd.* ....................             25,795
         500    Noble Corp.* ................................             17,140
         800    Rowan Companies, Inc.* ......................             16,504

                                                                          59,439

Oil Companies - Exploration and Production - 1.1%
         400    Apache Corp. ................................             24,964
         300    Burlington Resources, Inc. ..................             13,230
         500    Devon Energy Corp. ..........................             22,650
         400    EOG Resources, Inc. .........................             15,504
         200    Unocal Corp. ................................              5,570

                                                                          81,918

Oil Companies - Integrated - 3.3%
         100    Amerada Hess Corp. ..........................              4,720
         600    ChevronTexaco Corp. .........................             38,640
         500    ConocoPhillips ..............................             24,095
       4,000    Exxon Mobil Corp. ...........................            136,600
       1,000    Occidental Petroleum Corp. ..................             29,210

                                                                         233,265

Oil Refining and Marketing - 0.1%
         300    Sunoco, Inc. ................................              9,396

Optical Supplies - 0%
         100    Bausch & Lomb, Inc. .........................              3,325

Paper and Related Products - 0.2%
         300    International Paper Co. .....................             10,710
         100    Weyerhaeuser Co. ............................              4,805

                                                                          15,515

Photo Equipment and Supplies - 0.3%
         800    Eastman Kodak Co. ...........................             24,240

Power Converters and Power Supply Equipment - 0.3%
       1,500    American Power Conversion Corp.* ............             23,340

Property and Casualty Insurance - 1.0%
         200    ACE, Ltd. ...................................              5,890
       1,100    Progressive Corp. ...........................             53,174
         400    Travelers Property Casualty Corp. - Class B*               6,504
         100    XL Capital, Ltd. - Class A ..................              7,506

                                                                          73,074

Publishing - Newspapers - 1.3%
         300    Knight-Ridder, Inc. .........................             20,316
         800    New York Times Co. - Class A ................             39,072
         700    Tribune Co. .................................             33,880

                                                                          93,268

Real Estate Investment Trusts - Apartments - 0.1%
         300    Equity Residential Properties Trust .........              7,332

Real Estate Investment Trusts - Regional Malls - 0.3%
         600    Simon Property Group, Inc. ..................             19,620

Retail - Apparel and Shoe - 0.6%
       1,100    Gap, Inc. ...................................             16,093
       1,000    Limited, Inc. ...............................             12,590
         900    Nordstrom, Inc. .............................             16,236

                                                                          44,919

Retail - Auto Parts - 0.7%
         800    AutoZone, Inc.* .............................     $       52,568

Retail - Bedding - 0.2%
         400    Bed Bath & Beyond, Inc.* ....................             13,400

Retail - Building Products - 0.4%
         100    Home Depot, Inc. ............................              2,090
         800    Lowe's Companies, Inc. ......................             27,344

                                                                          29,434

Retail - Discount - 2.5%
       1,100    Big Lots, Inc.* .............................             13,750
         200    Dollar General Corp. ........................              2,252
         300    Family Dollar Stores, Inc. ..................              9,036
         500    Target Corp. ................................             14,105
       1,100    TJX Companies, Inc. .........................             20,196
       2,500    Wal-Mart Stores, Inc. .......................            119,500

                                                                         178,839

Retail - Drug Store - 0.2%
         200    CVS Corp. ...................................              4,524
         400    Walgreen Co. ................................             11,600

                                                                          16,124

Retail - Jewelry - 0%
         100    Tiffany & Co. ...............................              2,325

Retail - Major Department Stores - 0.3%
       1,100    J.C. Penney Company, Inc. ...................             21,329

Retail - Office Supplies - 0.5%
       1,800    Office Depot, Inc.* .........................             24,030
         800    Staples, Inc.* ..............................             13,736

                                                                          37,766

Retail - Regional Department Stores - 0.5%
         800    Dillard's, Inc. - Class A ...................             12,000
         400    Kohl's Corp.* ...............................             20,948

                                                                          32,948

Retail - Restaurants - 0.6%
         600    Darden Restaurants, Inc. ....................             13,020
         400    Starbucks Corp.* ............................              9,088
         400    Wendy's International, Inc. .................             10,860
         400    Yum! Brands, Inc.* ..........................              9,272

                                                                          42,240

Rubber - Tires - 0.1%
         500    Cooper Tire & Rubber Co. ....................              7,150

Savings/Loan/Thrifts - 0.6%
         300    Golden West Financial Corp. .................             22,059
         600    Washington Mutual, Inc. .....................             20,670

                                                                          42,729

Schools - 0.4%
         600    Apollo Group, Inc. - Class A* ...............             26,676

Semiconductor Components/Integrated Circuits - 0.5%
         300    Analog Devices, Inc.* .......................              7,179
         500    Linear Technology Corp. .....................             13,065
         600    Maxim Integrated Products, Inc. .............             18,726

                                                                          38,970

Semiconductor Equipment - 0.6%
       1,100    Applied Materials, Inc.* ....................             13,167
         400    KLA-Tencor Corp.* ...........................             13,056
         500    Novellus Systems, Inc.* .....................             14,725

                                                                          40,948

See Notes to Schedules of Investments and Financial Statements

56  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Steel - Producers - 0.2%
         300    Nucor Corp. .................................     $       11,973

Super-Regional Banks - 5.9%
       1,100    Bank of America Corp. .......................             77,055
       1,300    Bank One Corp. ..............................             47,463
         100    Comerica, Inc. ..............................              4,050
         600    Fifth Third Bancorp .........................             32,010
         500    Fleetboston Financial Corp. .................             13,055
       1,700    Huntington Bancshares, Inc. .................             32,249
       1,000    KeyCorp .....................................             24,050
         900    National City Corp. .........................             25,020
         200    SunTrust Banks, Inc. ........................             11,330
       1,400    U.S. Bancorp ................................             29,540
       1,000    Union Planters Corp. ........................             28,220
       1,200    Wachovia Corp. ..............................             43,164
       1,100    Wells Fargo & Co. ...........................             52,107

                                                                         419,313

Telephone - Integrated - 2.6%
         400    ALLTEL Corp. ................................             18,748
         400    AT&T Corp. ..................................              7,792
       1,200    BellSouth Corp. .............................             27,336
         800    CenturyTel, Inc. ............................             24,264
       1,500    SBC Communications, Inc. ....................             36,660
       1,500    Sprint Corp. ................................             18,210
       1,400    Verizon Communications, Inc. ................             53,592

                                                                         186,602

Television - 0.1%
         200    Univision Communications, Inc. - Class A* ...              5,272

Tobacco - 0.8%
         700    Altria Group Inc. ...........................             26,509
         900    UST, Inc. ...................................             27,810

                                                                          54,319

Tools - Hand Held - 0.1%
         100    Black & Decker Corp. ........................     $        3,664
         100    Snap-On, Inc. ...............................              2,550

                                                                           6,214

Toys - 0.1%
         400    Mattel, Inc. ................................              8,000

Transportation - Railroad - 0.6%
         100    Burlington Northern Santa Fe Corp. ..........              2,597
         100    CSX Corp. ...................................              2,803
       1,100    Norfolk Southern Corp. ......................             21,670
         300    Union Pacific Corp. .........................             17,118

                                                                          44,188

Transportation - Services - 1.5%
         700    FedEx Corp. .................................             36,820
       1,200    United Parcel Service, Inc. - Class B .......             72,396

                                                                         109,216

Trucking and Leasing - 0.2%
         500    Ryder System, Inc. ..........................             11,265

Web Portals/Internet Service Providers - 0.6%
       2,300    Yahoo!, Inc.* ...............................             41,860

Wireless Equipment - 0.3%
         600    QUALCOMM, Inc.* .............................             22,596
--------------------------------------------------------------------------------
Total Common Stock (cost $7,425,991) ........................          7,096,529
--------------------------------------------------------------------------------
Total Investments (total cost $7,425,991) - 99.1% ...........          7,096,529
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%             64,725
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    7,161,254
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.7%         $       47,673
Cayman Islands                                       0.4%                 30,536
Panama                                               0.1%                  9,640
United States                                       98.8%              7,008,680
--------------------------------------------------------------------------------
Total                                              100.0%         $    7,096,529

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  57

JANUS ADVISER MID CAP VALUE FUND             Managed by Perkins, Wolf, McDonnell
                                               and Company
                                             Jeff Kautz, portfolio manager
                                             Robert Perkins, portfolio manager
                                             Thomas Perkins, portfolio manager

Launched December 31, 2002, and subadvised by Janus subsidiary Perkins, Wolf, McDonnell and Company, the Janus Adviser Mid Cap Value Fund I Shares declined 4.50% and 4.60%* for its C Shares for the period ended January 31, 2003. This compares to a 2.77% loss for its benchmark, the Russell Midcap Value Index.(1)

[PHOTO]

While this performance represents an unusually short period, we believe a glimpse of recent management activities within a wider context of market developments will help offer insight into our ongoing value investing strategy.

[PHOTO]

The uncertainty of the marketplace continues to provide many undervalued opportunities in the mid-cap arena. Although we remain careful in our individual stock selection, medium-sized companies as a whole represent some of the best-valued stocks in the market today. While a late-2002 rebound slightly changed the landscape, it was quickly muted by the end of January, as geopolitical, economic and financial concerns increased. Now, with the outlook for corporate earnings uncertain and stock valuations not extraordinarily low, inflows of new money into the market (except possibly merger and acquisition activity) seem unlikely to foster a sustainable market rally any time soon.

[PHOTO]

Turning to the Fund, larger detractors for the brief period included select holdings in technology stocks. Convergence software provider Openwave Systems and flash memory semiconductor maker Silicon Storage Technology were among the detractors while software companies WebMethods and Informatica boosted the Fund's return. It's important to note that our absolute weighting in technology, which is heavier versus the index, remains at the low end of our historic range, as we believe that many stocks in the sector are expensive relative to near-term earnings.

Meanwhile, consumer discretionary stocks also retreated during the period, in light of weaker-than-expected holiday sales. Within this group, we held several underperformers in residential furniture manufacturers Furniture Brands International and La-Z-Boy. Elsewhere, the financial area also struggled. However, due to good stock selection, we experienced positive contributions from such well-franchised financial concerns as A.G. Edwards, SouthTrust Corp., Legg Mason and PNC Bank.

On a relative basis, healthcare represented the Fund's strongest group for the month, but still retreated in the face of individual company disappointments and concerns about reimbursement trends in a deficit-conscious Congress. This is an excellent example of how a brief reporting period can be misleading, because, we believe the healthcare sector represents above-average long-term growth prospects primarily due to demographics. While individual disappointments included acute care hospital operator Province Healthcare, which declined sharply in the wake of poor earnings, the company's hospital properties remain attractive. What's more, with the stock selling at about 10 times earnings, we have been making significant additions to our position.

As Province and other financially strong healthcare businesses suffered substantial price declines, we have been increasing our investment in the sector consistent with our value investing mandate. For example, we have taken partial positions in Beckman Coulter, a provider of instruments, chemistries and software used in biomedical laboratories; Cytyc, developer of a sample preparation system for medical diagnostic applications; Laboratory Corporation of America, an independent clinical laboratory company; and hospital operator Tenet Healthcare. These companies fit our philosophy of buying strong businesses with good long-term prospects that are suffering from temporary setbacks. Consequently, they are selling at depressed levels that are well below our estimate of their intrinsic value.

Moreover, we also see undervalued opportunities in relatively high dividend-yielding stocks such as Lincoln National, an insurance conglomerate; Genuine Parts, a distributor of automotive replacement parts; Marathon Oil, an oil and natural gas company; and Temple-Inland, a holding company with a collection of businesses that includes paper packaging, building products and financial services.

Looking ahead, despite our net buying, our cash level is higher than normal due to the myriad of uncertainties we confront and the still-relatively high valuation of stocks. That said, if valuations increase and uncertainties remain, our cash levels could rise even further. Stock volatility could decline, but we expect it to stay at historically high levels, providing us with attractive entry points in an otherwise lackluster market. Most importantly, we will maintain our longstanding value discipline in an effort to deliver the results you have come to expect.

Thank you for your investment in Janus Adviser Mid Cap Value Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003
--------------------------------------------------------------------------------
Equities                                                                   76.5%
  Foreign                                                                   6.7%
Top 10 Equities                                                            14.9%
Number of Stocks                                                              85
Cash and Cash Equivalents                                                  23.5%

(1) All returns include reinvested dividends and distributions.

*Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

58  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUMULATIVE RETURN
For the Period Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  From Inception Date 12/31/02                                           (4.50)%
--------------------------------------------------------------------------------

Russell MidCap Value Index
  From Inception Date 12/31/02                                           (2.77)%
--------------------------------------------------------------------------------

C Shares at NAV*
  From Inception Date 12/31/02                                           (4.60)%
--------------------------------------------------------------------------------

C Shares at MOP**
  From Inception Date 12/31/02                                           (6.49)%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

A fund's performance for very short time periods may not be indicative of future performance.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 76.5%
Applications Software - 0.3%
         495    IONA Technologies (ADR)* ....................     $        1,386

Automotive - Truck Parts and Equipment - 2.1%
         240    Autoliv, Inc. ...............................              5,222
          90    Magna International, Inc. - Class A .........              5,130

                                                                          10,352

Building - Residential and Commercial - 0.5%
         100    Standard Pacific Corp. ......................              2,525

Building and Construction - Miscellaneous - 1.0%
         375    Dycom Industries, Inc.* .....................              4,819

Business to Business/E-Commerce - 0.7%
         305    webMethods, Inc.* ...........................              3,398

Commercial Banks - 5.0%
         160    Compass Bancshares, Inc. ....................              5,109
         200    Greater Bay Bancorp .........................              3,418
         195    Mercantile Bankshares Corp. .................              7,342
         330    SouthTrust Corp. ............................              8,600

                                                                          24,469

Computers - Memory Devices - 1.3%
         500    Advanced Digital Information Corp.* .........              3,425
       1,070    Silicon Storage Technology, Inc.* ...........              3,028

                                                                           6,453

Computers - Peripheral Equipment - 0.5%
         400    InFocus Corp.* ..............................              2,428

Diagnostic Equipment - 0.6%
         245    Cytyc Corp.* ................................              2,842

Distribution and Wholesale - 1.5%
         245    Genuine Parts Co. ...........................     $        7,227

Diversified Operations - 3.0%
         575    Cendant Corp.* ..............................              6,371
         255    Federal Signal Corp. ........................              4,139
         155    Harsco Corp. ................................              4,445

                                                                          14,955

Electronic Components - 1.1%
         300    Fairchild Semiconductor International, Inc.
                  - Class A* ................................              3,282
         225    Vishay Intertechnology, Inc.* ...............              2,324

                                                                           5,606

Electronic Components - Semiconductors - 1.0%
         800    Adaptec, Inc.* ..............................              4,736

Engineering - Research and Development - 1.1%
         180    Fluor Corp. .................................              5,353

Enterprise Software - 0.6%
         435    Informatica Corp.* ..........................              3,036

Finance - Commercial - 0.6%
         150    CIT Group, Inc. .............................              2,985

Finance - Investment Bankers/Brokers - 2.8%
         125    A.G. Edwards, Inc. ..........................              3,571
         145    Franklin Resources, Inc. ....................              4,834
         105    Legg Mason, Inc. ............................              5,254

                                                                          13,659

Finance - Mortgage Loan Banker - 1.1%
          95    Countrywide Financial Corp. .................              5,240

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Food - Wholesale/Distribution - 1.2%
         400    Supervalu, Inc. .............................     $        5,952

Footwear and Related Apparel - 1.0%
         330    Wolverine World Wide, Inc. ..................              4,934

Health Care Cost Containment - 1.1%
         185    McKesson Corp. ..............................              5,260

Home Furnishings - 2.7%
         400    Furniture Brands International, Inc.* .......              8,572
         225    La-Z-Boy, Inc. ..............................              4,563

                                                                          13,135

Hotels and Motels - 0.9%
         210    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................              4,635

Instruments - Controls - 1.0%
         155    Mettler-Toledo International, Inc.* .........              4,724

Internet Telephony - 0.3%
       1,250    Openwave Systems, Inc.* .....................              1,537

Investment Management and Advisory Services - 0.9%
         255    Waddell & Reed Financial, Inc. - Class A ....              4,664

Life and Health Insurance - 1.0%
         160    Lincoln National Corp. ......................              5,160

Machinery - Construction and Mining - 1.0%
         445    Joy Global, Inc.* ...........................              4,935

Machinery - General Industrial - 0.5%
         100    Manitowoc Company, Inc. .....................              2,292

Machinery - Pumps - 0.5%
          55    Tecumseh Products Co. - Class A .............              2,343

Medical - Hospitals - 1.3%
         600    Province Healthcare Co.* ....................              3,960
         150    Tenet Healthcare Corp.* .....................              2,698

                                                                           6,658

Medical - Nursing Home - 1.2%
         320    Manor Care, Inc.* ...........................              6,150

Medical Instruments - 0.5%
          75    Beckman Coulter, Inc. .......................              2,416

Medical Labs and Testing Services - 0.6%
         110    Laboratory Corporation of
                  America Holdings* .........................              2,942

Multi-Line Insurance - 1.0%
         180    Old Republic International Corp. ............              4,885

Networking Products - 0.8%
         365    Polycom, Inc.* ..............................              4,117

Non-Hazardous Waste Disposal - 1.5%
         350    Republic Services, Inc.* ....................              7,168

Oil - Field Services - 2.2%
         555    Key Energy Services, Inc.* ..................              5,139
         200    Tidewater, Inc. .............................              5,820

                                                                          10,959

Oil and Gas Drilling - 0.5%
          75    Precision Drilling Corp.* ...................              2,556

Oil Companies - Exploration and Production - 8.1%
         280    Cimarex Energy Co.* .........................     $        5,230
         110    Devon Energy Corp. ..........................              4,983
         115    Kerr-McGee Corp. ............................              4,804
          60    Murphy Oil Corp. ............................              2,532
          50    Newfield Exploration Co.* ...................              1,654
          65    Noble Energy, Inc. ..........................              2,321
         350    Ocean Energy, Inc. ..........................              6,556
         200    Stone Energy Corp.* .........................              6,802
         200    Tom Brown, Inc.* ............................              4,996

                                                                          39,878

Oil Companies - Integrated - 1.3%
         300    Marathon Oil Corp. ..........................              6,270

Paper and Related Products - 1.9%
         110    Rayonier, Inc. ..............................              4,662
         110    Temple-Inland, Inc. .........................              4,754

                                                                           9,416

Pharmacy Services - 1.7%
         315    Omnicare, Inc. ..............................              8,136

Publishing - Periodicals - 0.9%
         350    Reader's Digest Association, Inc. ...........              4,508

Real Estate Investment Trusts - Apartments - 1.0%
         145    Home Properties of New York, Inc. ...........              4,740

Reinsurance - 1.9%
          90    Everest Re Group, Ltd. ......................              4,542
         160    IPC Holdings, Ltd. ..........................              4,638

                                                                           9,180

Retail - Apparel and Shoe - 2.6%
         170    AnnTaylor Stores Corp.* .....................              3,164
         475    Foot Locker, Inc. ...........................              4,798
         180    Talbots, Inc. ...............................              4,678

                                                                          12,640

Retail - Drug Store - 0.6%
         125    CVS Corp. ...................................              2,828

Retail - Regional Department Stores - 0.9%
         175    Federated Department Stores, Inc.* ..........              4,554

Retail - Restaurants - 1.0%
         185    Wendy's International, Inc. .................              5,023

Retail - Toy Store - 0.9%
         500    Toys "R" Us, Inc.* ..........................              4,520

Savings/Loan/Thrifts - 1.0%
         185    Astoria Financial Corp. .....................              4,801

Semiconductor Equipment - 0.4%
         300    Asyst Technologies, Inc.* ...................              2,070

Steel - Producers - 1.0%
         120    Nucor Corp. .................................              4,789

Super-Regional Banks - 1.1%
         120    PNC Bank Corp. ..............................              5,285

Telephone - Integrated - 0.5%
          55    Telephone and Data Systems, Inc. ............              2,360

Transportation - Air Freight - 1.7%
         250    Airborne, Inc. ..............................              3,848
         150    CNF, Inc. ...................................              4,518

                                                                           8,366

See Notes to Schedules of Investments and Financial Statements

60  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Transportation - Marine - 1.0%
         125    Teekay Shipping Corp. (New York Shares) .....     $        4,876

Wireless Equipment - 0.5%
       1,000    Stratex Networks, Inc.* .....................              2,699
--------------------------------------------------------------------------------
Total Common Stock (cost $394,113) ..........................            375,830
--------------------------------------------------------------------------------
Total Investments (total cost $394,113) - 76.5% .............            375,830
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities** - 23.5%         115,694
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $      491,524
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
           2    Contracts S&P MidCap 400 Index
                  expires March 2003, principal
                  amount $88,380, value $83,370
                  cumulative depreciation ...................     $      (5,010)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bahamas                                              1.3%         $        4,876
Bermuda                                              2.4%                  9,181
Canada                                               3.3%                 12,321
Ireland                                              0.4%                  1,386
Sweden                                               1.4%                  5,222
United States                                       91.2%                342,844
--------------------------------------------------------------------------------
Total                                              100.0%         $      375,830

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND             Ronald Speaker, portfolio manager

For the six months ended January 31, 2003, Janus Adviser Flexible Income Fund gained 5.70% for its I Shares, slightly trailing its benchmark, the Lehman Brothers Government/ Credit Index, which increased by 6.24%. The Fund's C Shares gained 1.04% for the four-month period ended January 31, 2003.*(1) This performance earned the Fund's I Shares a top-quartile ranking for the one-year period ended January 31, 2003, placing it 46th out of 389 intermediate investment grade debt funds tracked by Lipper, a Reuters Company and leading mutual fund rating firm.(2)

[PHOTO]

Financial markets remained volatile in the period as optimism gave way to a more tepid outlook for economic growth and company earnings. In this environment, the bond market provided relative safety and stability to investors concerned over a volatile stock market, widening corporate accounting scandals, the ongoing threat of terrorism and a potential war in the Persian Gulf. Indeed, these circumstances have created some golden opportunities for bond investors. Falling interest rates have allowed companies to refinance their debt and reduce their borrowing costs. As a result, we have seen steady improvement in the financial health of many promising companies that are beginning to attract the attention of investors, ratings agencies and corporate suitors.

Our ability to capitalize on this climate has been aided by our flexible approach, which enabled us to balance higher-quality investments in Treasury bonds and investment-grade issues with carefully selected opportunities in the high-yield market.

Among the Fund's most significant positive contributors were our government-related issues, which benefited from lower interest rates and investors' flight to quality. These included mid- and long-term Treasury notes, as well as our investments in Federal National Mortgage Association, or Fannie Mae, the government-backed mortgage dealer.

Given the uncertain economic outlook, we focused our corporate bond exposure on companies with stable, U.S.-based cash flows that are relatively insulated from cyclical pressures. An example is consumer products manufacturer Dial Corp., which reported solid earnings growth and guidance, and turned in impressive results during the period. Furthermore, Dial continues to enjoy market share in core brands such as Dial soap, Purex laundry detergent and Renuzit air freshener.

While we remain on the lookout for companies that are reducing leverage and strengthening their businesses, we have maintained relatively conservative exposure to the high-yield market, focusing on better credits within the group. Nonetheless, some of our high-yield bonds contributed positively to our results. These included resilient PC-maker Apple Computer. While Apple is known for its loyal customer base, we have been impressed by its ability to win converts through its enhanced graphics and video-editing capabilities. Moreover, Apple's substantial cash reserves well exceed its outstanding debt, giving us added confidence in the company's ability to meet its financial obligations.

Another company that's done an excellent job managing its debt and streamlining its balance sheet is Cox Communications, a relatively new position in the Fund. The nation's fifth-largest cable provider, Cox is completing its network upgrades ahead of schedule and expects to soon be cash-flow positive. The bond was an exceptionally strong performer for us during the period.

Credits that worked against us included HEALTHSOUTH Corp., an operator of out-patient rehabilitation centers. This summer, the company became the target of a Securities and Exchange Commission probe, and its management recently acknowledged that changing Medicare reimbursement policies might curtail its near-term financial performance. Given these pressures, we chose to liquidate our position and redeployed assets to other more attractive opportunities.

Bally Total Fitness also detracted from the Fund's total return. With 430 health clubs in 29 states, Bally boasts a large geographical footprint. However, declining new membership sales and profits, as well as the recent departure of its CEO, have left many investors concerned about the company's stability. While we maintain a reduced position in Bally, we continue to watch its business closely for further developments.

As we look ahead, we caution that any economic recovery is likely to be lackluster and that the threatened war with Iraq remains a risk for both consumer spending and financial market performance. On a positive note, interest rates will likely be range-bound as a result of current low levels of inflation. In turn many companies are adopting financial disciplines to help them weather a more challenging environment. As we monitor these crosscurrents, we will maintain our flexible approach, continuing to look for opportunities to invest in companies that are improving their balance sheets and positioning themselves for an improving economic environment.

Thank you for your continued investment in Janus Adviser Flexible Income Fund.

PORTFOLIO ASSET MIX
(% of Net Assets)                          January 31, 2003        July 31, 2002
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                    38.6%                42.7%
  High-Yield/High-Risk                                 8.9%                 6.5%
U.S. Government Agencies                              15.1%                22.2%
U.S. Treasury Notes/Bonds                             27.2%                21.9%
Foreign Dollar/Non Dollar Bonds                        6.7%                 0.4%
Preferred Stock                                        0.1%                 0.1%
Cash and Cash Equivalents                              3.4%                 6.2%

Fund Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                          7.5 Yrs.             7.9 Yrs.
Average Modified Duration*                         5.4 Yrs.             5.3 Yrs.
30-Day Average Yield**
  I Shares
    With Reimbursement                                3.15%                4.10%
    Without Reimbursement                             3.03%                3.92%
  C Shares***
    With Reimbursement                                2.62%                  N/A
    Without Reimbursement                             2.50%                  N/A
Weighted Average Fixed Income
  Credit Rating                                           A                    A

  *A theoretical measure of price volatility.
 **Yields will fluctuate.
***Does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Flexible Income Fund - I Shares 117th out of 206 intermediate investment grade debt funds for the 5-year period.

*C Shares commenced operations September 30, 2002 (inception date). Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

62  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                   9.20%
  5 Year                                                                   6.05%
  From Inception Date of Predecessor Fund 9/13/93                          7.72%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  10.22%
  5 Year                                                                   7.32%
  From Inception Date of Predecessor Fund 9/13/93                          6.94%
--------------------------------------------------------------------------------

C Shares at NAV*
  1 Year                                                                   8.69%
  5 Year                                                                   5.52%
  From Inception Date of Predecessor Fund 9/13/93                          7.10%
--------------------------------------------------------------------------------

C Shares at MOP**
  1 Year                                                                   6.41%
  5 Year                                                                   5.09%
  From Inception Date of Predecessor Fund 9/13/93                          6.96%
--------------------------------------------------------------------------------

 *Performance is shown at Net Asst Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

**Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 51.2%
Aerospace and Defense - 0.4%
$    345,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 ........................     $      370,620

Beverages - Non-Alcoholic - 1.0%
                Coca-Cola Enterprises, Inc.:
     400,000      4.375%, notes, due 9/15/09 ................            406,480
     250,000      6.125%, notes, due 8/15/11 ................            275,158
     165,000      7.125%, debentures, due 8/1/17 ............            196,115

                                                                         877,753

Brewery - 0.9%
     150,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 ...................            155,350
     560,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .....            619,619

                                                                         774,969

Broadcast Services and Programming - 0.1%
      50,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................             52,928

Building - Residential and Commercial - 0.4%
     250,000    Pulte Homes, Inc., 6.25%
                  notes, due 2/15/13 ........................            249,808
     100,000    Toll Brothers, Inc., 6.875%
                  notes, due 11/15/12+ ......................            103,109

                                                                         352,917

Cable Television - 4.1%
                British Sky Broadcasting Group PLC:
$    215,000      7.30%, company guaranteed notes
                  due 10/15/06 ..............................     $      220,375
     900,000      6.875%, company guaranteed notes
                  due 2/23/09 ...............................            918,000
     786,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 ................            823,256
                Comcast Corp.:
     150,000      5.85%, notes, due 1/15/10 .................            150,185
      75,000      6.50%, notes, due 1/15/15 .................             75,194
                Cox Communications, Inc.:
     450,000      6.875%, notes, due 6/15/05 ................            488,063
      45,000      7.125%, notes, due 10/1/12 ................             49,636
                TCI Communications, Inc.:
     150,000      6.375%, senior notes, due 5/1/03 ..........            149,995
     695,000      7.875%, notes, due 8/1/13 .................            759,654

                                                                       3,634,358

Cellular Telecommunications - 0.2%
     200,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ................            192,500

Commercial Banks - 0.3%
     300,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13+ ...........            298,194
       2,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ......              2,258

                                                                         300,452

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Services - 1.0%
                ARAMARK Services, Inc.:
$    200,000      7.00%, company guaranteed notes
                  due 5/1/07 ................................     $      212,268
     225,000      6.375%, company guaranteed notes
                  due 2/15/08 ...............................            232,823
     100,000    Cendant Corp., 7.375%
                  notes, due 1/15/13 ........................            100,672
     380,000    PHH Corp., 8.125%
                  notes, due 2/3/03 .........................            380,000

                                                                         925,763

Computers - 1.3%
     445,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................            453,900
                IBM Corp.:
     200,000      4.25%, notes, due 9/15/09 .................            203,779
     225,000      4.75%, notes, due 11/29/12 ................            226,213
     275,000      5.875%, bonds, due 11/29/32 ...............            275,936

                                                                       1,159,828

Containers - Metal and Glass - 1.3%
     100,000    Ball Corp., 6.875%
                  senior notes, due 12/15/12+ ...............            101,625
                Owens-Brockway Glass Container,Inc.:
     115,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................            116,725
     150,000      8.75%, secured notes, due 11/15/12+ .......            151,500
     750,000    Owens-Illinois, Inc., 7.85%
                  senior notes, due 5/15/04 .................            750,000

                                                                       1,119,850

Cosmetics and Toiletries - 0.6%
     195,000    Gillette Co., 4.125%
                  notes, due 8/30/07(omega) .................            200,012
     285,000    Proctor & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................            302,560

                                                                         502,572

Diversified Financial Services - 1.2%
                General Electric Capital Corp.:
     750,000      2.85%, notes, due 1/30/06 .................            751,710
     185,000      6.00%, notes, due 6/15/12 .................            196,853
     120,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 ........................            123,971

                                                                       1,072,534

Diversified Operations - 0.5%
                Tyco International Group S.A.:
     300,000      6.375%, company guaranteed notes
                  due 06/15/05** ............................            297,000
     175,000      6.375%, notes, due 10/15/11** .............            162,750

                                                                         459,750

Electric - Integrated - 2.4%
$    130,000    Amerenenergy Generating Co., 7.95%
                  notes, due 6/1/32 .........................     $      147,056
     600,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ....................            618,835
     225,000    Dominion Resources, Inc., 5.125%
                  notes, due 12/15/09 .......................            227,045
     300,000    Pepco Holdings, Inc., 3.75%
                  notes, due 2/15/06 ........................            300,755
                Public Service Company of Colorado:
      50,000      6.875%, senior notes, due 7/15/09 .........             50,108
     500,000      7.875%, notes, due 10/1/12+ ...............            568,684
     225,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .................            223,016

                                                                       2,135,499

Electronic Parts Distribution - 0.3%
     250,000    Avnet, Inc., 9.75%
                  notes, due 2/15/08 ........................            254,728

Finance - Auto Loans - 2.1%
     750,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 .................            765,194
                General Motors Acceptance Corp.:
     575,000      5.25%, notes, due 5/16/05 .................            584,281
     325,000      6.125%, notes, due 8/28/07 ................            327,702
     200,000      6.875%, notes, due 8/28/12 ................            192,532

                                                                       1,869,709

Finance - Consumer Loans - 1.2%
                Household Finance Corp.:
     275,000      4.625%, notes, due 1/15/08 ................            277,264
     250,000      6.375%, notes, due 11/27/12 ...............            266,070
                SLM Corp.:
     350,000      5.125%, notes, due 8/27/12 ................            351,319
     200,000      5.05%, notes, due 11/14/14 ................            196,721

                                                                       1,091,374

Finance - Investment Bankers/Brokers - 0.8%
                Goldman Sachs Group Inc.:
     500,000      4.125%, notes, due 1/15/08 ................            503,050
     200,000      5.50%, bonds, due 11/15/14 ................            202,358

                                                                         705,408

Finance - Mortgage Loan Banker - 0.7%
     625,000    Countrywide Financial Corp., 3.50%
                  notes, due 12/19/05 .......................            631,726

Finance - Other Services - 0.8%
     250,000    Mellon Funding Corp., 5.00%
                  notes, due 12/1/14 ........................            251,459
     400,000    National Rural Utilities, 5.75%
                  notes, due 8/28/09 ........................            422,538

                                                                         673,997

Food - Canned - 0.1%
                Del Monte Corp.:
      50,000      8.625%, senior subordinated notes
                  due 12/15/12+ .............................             51,500
      45,000      9.25%, company guaranteed notes
                  due 5/15/11 ...............................             47,025

                                                                          98,525

See Notes to Schedules of Investments and Financial Statements

64  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Food - Diversified - 1.9%
                General Mills, Inc.:
$    200,000      5.125%, notes, due 2/15/07 ................     $      210,495
     325,000      3.875%, notes, due 11/30/07 ...............            325,904
     100,000      6.00%, notes, due 2/15/12 .................            107,870
                Kellogg Co.:
     200,000      6.00%, notes, due 4/1/06 ..................            215,848
     500,000      6.60%, notes, due 4/1/11 ..................            560,466
     100,000    Sara Lee Corp., 6.125%
                  debentures, due 11/1/32 ...................            104,423
     150,000    Unilever Capital Corp., 5.90%
                  company guaranteed notes, due 11/15/32 ....            153,174

                                                                       1,678,180

Food - Meat Products - 0.4%
     295,000    Hormel Foods Corp., 6.625%
                  notes, due 6/1/11 .........................            333,066

Food - Retail - 1.3%
      50,000    Fred Meyer, Inc., 7.375%
                  company guaranteed notes, due 3/1/05 ......             54,055
      30,000    Kroger Co., 7.50%
                  company guaranteed notes, due 4/1/31 ......             33,430
                Safeway, Inc.:
     500,000      6.15%, notes, due 3/1/06 ..................            540,181
     175,000      6.50%, notes, due 3/1/11 ..................            190,295
     100,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .................            101,000
     225,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ..................            237,938

                                                                       1,156,899

Food - Wholesale/Distribution - 0.1%
      60,000    Sysco International Co., 6.10%
                  company guaranteed notes, 6/1/12 ..........             66,612

Foreign Government - 0.4%
                United Mexican States:
     115,000      7.50%, notes, due 1/14/12 .................            121,095
      75,000      6.375%, notes, due 1/16/13 ................             73,275
     200,000      8.00%, notes, due 9/24/22 .................            200,800

                                                                         395,170

Forestry - 0.3%
     275,000    Weyerhaeuser Co., 5.25%
                  notes, due 12/15/09 .......................            274,897

Funeral Services and Related Items - 0.2%
     150,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 .......................            145,875

Gas - Distribution - 0.6%
     475,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 ........................            513,754

Hotels and Motels - 0.1%
      75,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ................             75,469

Insurance Brokers - 0.1%
      90,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 ........................             98,467

Leisure and Recreation and Gaming - 0.1%
$     50,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 .....     $       50,250

Life and Health Insurance - 0.9%
     267,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 .................            272,703
     500,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .................            521,235

                                                                         793,938

Linen Supply & Related Items - 0.1%
     105,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 ......            114,537

Machine Tools and Related Products - 0.1%
     125,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................            131,247

Medical - HMO - 0.9%
     400,000    Coventry Health Care, Inc., 8.125%
                  senior notes, due 2/15/12 .................            420,500
     250,000    UnitedHealth Group, Inc., 5.20%
                  notes, due 1/17/07 ........................            262,467
     110,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................            119,400

                                                                         802,367

Medical - Hospitals - 2.0%
                HCA, Inc.:
      40,000      8.125%, notes, due 8/4/03 .................             40,938
     600,000      6.91%, notes, due 6/15/05 .................            638,392
     180,000      7.00%, notes, due 7/1/07 ..................            192,892
     500,000      6.95%, notes, due 5/1/12 ..................            526,729
     100,000      6.30%, notes, due 10/1/12 .................            100,851
      75,000    Tenet Healthcare Corp., 7.375%
                  notes, due 2/1/13 .........................             73,875
     225,000    Vanguard Health Systems, Inc., 9.75%
                  senior subordinated notes, due 8/1/11 .....            218,813

                                                                       1,792,490

Medical Labs and Testing Services - 1.4%
     125,000    Laboratory Corporation of America Holdings
                  5.50%, notes, due 2/1/13+ .................            125,094
                Quest Diagnostics, Inc. :
     600,000      6.75%, company guaranteed notes
                  due 7/12/06 ...............................            650,417
     385,000      7.50%, company guaranteed notes
                  due 7/12/11 ...............................            435,564

                                                                       1,211,075

Multi-Line Insurance - 0.6%
     150,000    Aon Corp., 6.20%
                  notes, 1/15/07(omega) .....................            154,933
     100,000    CNA Financial Corp., 6.60%
                  notes, due 12/15/08 .......................             97,606
     285,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04+ .................            293,047

                                                                         545,586

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 2.8%
                AOL Time Warner, Inc.:
$    395,000      5.625%, notes, due 5/1/05 .................     $      405,740
     350,000      7.25%, debentures, due 10/15/17 ...........            360,562
                Belo Corp.:
     260,000      7.125%, senior notes, due 6/1/07 ..........            284,805
     100,000      8.00%, senior unsubordinated notes
                  due 11/1/08 ...............................            114,980
     125,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....            130,313
     365,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 .........................            385,010
                News America Holdings, Inc.:
      55,000      8.50%, senior notes, due 2/15/05 ..........             59,243
     300,000      6.625%, senior notes, due 1/9/08 ..........            320,237
                Viacom, Inc.:
     250,000      6.40%, company guaranteed notes
                  due 1/30/06 ...............................            272,166
     110,000      5.625%, company guaranteed notes
                  due 8/15/12 ...............................            116,184

                                                                       2,449,240

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(omega),(delta)....                340

Non-Hazardous Waste Disposal - 1.6%
     415,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 ........................            454,955
                Waste Management, Inc.:
     300,000      7.00%, senior notes, due 10/1/04 ..........            313,227
      75,000      7.00%, notes, due 10/15/06 ................             80,007
     500,000      7.375%, notes, due 8/1/10 .................            546,035

                                                                       1,394,224

Oil Companies - Exploration and Production - 1.5%
      80,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12 .................             85,600
                Pemex Project Funding Trust:
     475,000      6.125%, notes, due 8/15/08+ ...............            475,000
     500,000      7.375%, bonds, due 12/15/14+ ..............            503,125
     245,000      8.625%, notes, due 2/1/22+,(omega) ........            249,900

                                                                       1,313,625

Oil Companies - Integrated - 1.9%
     405,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .....            408,302
                Conoco Funding Co.:
     845,000      5.45%, company guaranteed notes
                  due 10/15/06 ..............................            909,619
     200,000      6.35%, notes, due 10/15/11 ................            221,358
     150,000    Occidental Petroleum Corp., 5.875%
                  notes, due 1/15/07 ........................            160,816

                                                                       1,700,095

Optical Supplies - 0.3%
     250,000    Bausch & Lomb, Inc., 6.95%
                  senior notes, due 11/15/07 ................            253,951

Paper and Related Products - 0.1%
     100,000    International Paper Co., 5.85%
                  notes, due 10/30/12+ ......................            103,900

Pipelines - 0.6%
$     50,000    El Paso Corp., 7.875%
                  notes, due 6/15/12+ .......................     $       39,500
     350,000    Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12 ..................            370,948
     100,000    TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12 .....            110,245

                                                                         520,693

Property and Casualty Insurance - 0.3%
     202,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .....            189,957
     100,000    Progressive Corp., 6.25%
                  notes, due 12/1/32 ........................            103,014

                                                                         292,971

Publishing - Periodicals - 0.1%
                Dex Media East LLC:
      50,000      9.875%, senior notes, due 11/15/09+ .......             53,250
      70,000      12.125%, senior subordinated notes
                  due 11/15/12+ .............................             77,175

                                                                         130,425

Recreational Centers - 0.4%
     370,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ...            333,000

Retail - Apparel and Shoe - 0.1%
      50,000    Limited Brands, Inc., 6.125%
                  notes, due 12/1/12 ........................             51,463

Retail - Auto Parts - 0.3%
     300,000    AutoZone, Inc., 5.875%
                  notes, due 10/15/12 .......................            305,408

Retail - Discount - 0.3%
     200,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................            232,507

Retail - Drug Store - 0.3%
     300,000    CVS Corp., 3.875%
                  notes, due 11/1/07+ .......................            301,472

Retail - Restaurants - 0.5%
     400,000    Wendy's International, Inc., 6.20%
                  senior notes, due 6/15/14 .................            438,282
      40,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................             41,800

                                                                         480,082

Satellite Telecommunications - 0.5%
     400,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 .................            422,000

Savings/Loan/Thrifts - 0.7%
     400,000    Sovereign Bancorp, Inc., 8.625%
                  senior notes, due 3/15/04 .................            414,252
     225,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ...........            229,180

                                                                         643,432

Soap and Cleaning Preparations - 1.1%
                Dial Corp.:
     600,000      7.00%, senior notes, due 8/15/06 ..........            658,211
     300,000      6.50%, senior notes, due 9/15/08 ..........            321,806

                                                                         980,017

Telecommunication Services - 3.1%
                Verizon Global Funding Corp.:
     275,000      5.75%, convertible notes, due 4/1/03 ......            276,073
   1,900,000      4.25%, convertible senior notes
                  due 9/15/05+ ..............................          1,995,000
     400,000      6.875%, notes, due 6/15/12 ................            444,178

                                                                       2,715,251

See Notes to Schedules of Investments and Financial Statements

66  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Telephone - Integrated - 0.5%
                Sprint Capital Corp.:
$    450,000      5.875%, company guaranteed notes
                  due 5/1/04 ................................     $      443,250
      50,000      8.375% notes, due 3/15/12 .................             47,750

                                                                         491,000

Theaters - 0.2%
     150,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....            143,250

Transportation - Railroad - 0.1%
     100,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ........................            102,180

Travel Services - 0.6%
     500,000    USA Interactive, 7.00%
                  notes, due 1/15/13+ .......................            512,842

Veterinary Diagnostics - 0.1%
      65,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .....             70,850
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $43,730,349) ....................         45,381,857
--------------------------------------------------------------------------------
Foreign Bonds - 3.0%
Foreign Government - 3.0%
                Deutschland Republic:
EUR  325,000      4.50%, bonds, due 8/17/07** ...............            367,022
   1,975,000      5.00%, bonds, due 7/4/12** ................          2,279,554
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $2,427,257) .......................          2,646,576
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
       2,142    Chevy Chase Savings Bank, 13.00%
                  (cost $59,225) ............................             57,834
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/13/99)*,+ ............                  0

Telephone - Integrated - 0%
           1    Versatel Telecom B.V. - expires 5/15/08* ....                  0

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07* ............                  0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                  0
--------------------------------------------------------------------------------
U.S. Government Agencies - 15.1%
                Fannie Mae:
$  2,660,000      3.875%, due 3/15/05 .......................          2,770,456
     130,000      4.375%, due 10/15/06 ......................            137,256
     125,000      3.25%, due 11/15/07 .......................            125,065
   1,110,000      5.25%, due 1/15/09 ........................          1,203,849
   1,165,000      6.25%, due 2/1/11 .........................          1,291,510
     395,000      6.00%, due 5/15/11 ........................            442,483
     280,000      6.125%, due 3/15/12 .......................            315,784
   1,000,000      5.25%, due 8/1/12 .........................          1,031,677
   1,495,000      6.625%, due 11/15/30 ......................          1,735,273
     500,000    Federal Home Loan Bank System, 9.50%
                  due 2/27/15(omega) ........................            496,250
                Freddie Mac:
     600,000      5.25%, due 1/15/06 ........................            648,842
   3,000,000      5.875%, due 3/21/11 .......................          3,258,144
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $13,023,922) ...........         13,456,589
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 27.2%
     195,000      2.00%, due 11/30/04 .......................            196,280
   2,875,000      5.75%, due 11/15/05 .......................          3,157,782

U.S. Treasury Notes/Bonds - (continued)
$  3,686,000      3.50%, due 11/15/06 .......................     $    3,805,507
   1,313,000      4.375%, due 5/15/07 .......................          1,396,857
     505,000      3.00%, due 11/15/07 .......................            505,966
   1,035,000      4.75%, due 11/15/08 .......................          1,115,738
     115,000      6.50%, due 2/15/10 ........................            135,826
   3,524,148      3.00%, due 7/15/12# .......................          3,777,976
   4,805,000      4.00%, due 11/15/12 .......................          4,813,260
     905,000      7.25%, due 5/15/16 ........................          1,148,254
     730,000      7.25%, due 8/15/22 ........................            942,185
     925,000      6.25%, due 8/15/23 ........................          1,076,939
     450,000      6.25%, due 5/15/30 ........................            534,322
   1,393,000      5.375%, due 2/15/31** .....................          1,504,494
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $23,677,503) ..........         24,111,386
--------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
   3,800,000    ABN AMRO Bank N.V., 1.32%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $3,800,418
                  collateralized by $3,953,235
                  in U.S. Government Agencies
                  5.875%-7.50%, 9/15/09-4/1/32
                  $1,550,980 in U.S. Treasury Bills
                  0%-6.25%, 3/6/03-8/15/23; with
                  respective values of $2,270,239 and
                  $1,605,762 (cost $3,800,000) ..............          3,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $86,718,256) - 100.9% .........         89,454,242
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9)%        (756,521)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   88,697,721
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
75 Contracts    U.S. Treasury - 10-year Note
                  expires March 2003, principal
                  amount $8,426,172, value $8,560,547
                  cumulative depreciation ...................     $    (134,375)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2003

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               1.5%         $    1,327,902
Germany                                              3.0%              2,646,576
Luxembourg                                           0.5%                459,750
Mexico                                               0.4%                395,170
United Kingdom                                       1.3%              1,138,375
United States++                                     93.3%             83,486,469
--------------------------------------------------------------------------------
Total                                              100.0%         $   89,454,242

++Includes Short-Term Securities (89.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/28/03                      1,650,000      $    1,766,846    $   (132,934)
--------------------------------------------------------------------------------
Total                                            $    1,766,846    $   (132,934)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND            J. Eric Thorderson, portfolio manager

For the six months ended January 31, 2003, Janus Adviser Money Market Fund returned 0.44% for its I Shares. The Fund's C Shares returned 0.34% for the four-month period ended January 31, 2003.(1) The seven-day current yield for the same period was 0.56% and 0.87% for the I Shares and C Shares, respectively. The Fund's I Shares ranked 245th out of 265 institutional money market funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended January 31, 2003.(2)

[PHOTO]

By mid 2002 the market was convinced that the Federal Reserve had finished lowering short-term interest rates. After 11 cuts in 2001 aimed at strengthening the economy, market observers felt that the Fed's next move would be to raise rates. One-year rates promptly became higher than overnight rates.

However, as the year progressed, prospects for any measurable improvement in the economy faded and, in November, the Fed voted once again to lower overnight interest rates to 1.25%, a one-half percentage point reduction. Although the market was factoring in a quarter-point cut, the larger-than-expected easing left investors perplexed. Were policymakers simply providing an added dose of monetary stimulus or were they telling us that the economy was considerably worse off than it appeared? In the aftermath of its decision, the Fed indicated that it saw no need for further cuts, evidenced by its shift in bias from weakness to neutral. Nevertheless, as the economic recovery continued to languish, money fund investors struggled with dramatically lower yields, a limited supply of available securities and an ongoing climate of credit deterioration.

We think the economy will likely continue its anemic recovery, and that, as a result, interest rates are more likely to be higher a year from now rather than lower. This outlook provides the basis for expectations for a steeper short-term yield curve. Considering that a slow-growth economy will most likely keep overnight rates unchanged for at least the next six months, we would normally be more apt to explore one-year maturities. However, currently, there is no yield advantage to doing so, which prevents us from positioning the Fund too aggressively.

Although the most egregious corporate malfeasance seems to have been discovered already, investors are still very leery of corporate credit. We remain on heightened alert, guarding against the sort of fraudulent financial reporting that brought down companies such as Enron and WorldCom. Commercial paper issuance has been declining at an especially rapid rate since this past summer, as corporations have realized they cannot afford to be dependent on short-term sources of financing. With new and tighter standards for accounting disclosure now signed into law, we are continuously revisiting all of our approved names, confirming that they are employing the most judicious practices. We are confident that these issuers are adhering to standards that are as strict as or even stricter than those currently in place.

In conclusion, regardless of economic direction or other exogenous events, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexible selection of lower-risk investments.

Thank you for your continued investment in Janus Adviser Money Market Fund.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2003 (unaudited)
--------------------------------------------------------------------------------
I Shares
  1 Year                                                                   1.04%
  5 Year                                                                   3.81%
  From Inception Date of Predecessor Fund 5/1/95                           3.94%
  Seven-Day Current Yield
    With Reimbursement                                                     0.56%
    Without Reimbursement                                                   N/A*
--------------------------------------------------------------------------------

C Shares
  1 Year                                                                   1.35%
  5 Year                                                                   4.09%
  From Inception Date of Predecessor Fund 5/1/95                           4.44%
  Seven-Day Current Yield
    With Reimbursement                                                     0.87%
    Without Reimbursement                                                   N/A*
--------------------------------------------------------------------------------

*Expenses for the 7-day period were higher than the income, thus creating a net expense of 1.35% for I Shares and 0.83% for C Shares.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of January 31, 2003, Lipper ranked Janus Adviser Money Market Fund - I Shares 165th out of 169 institutional money market funds for the 5-year period.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

68  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Paper - 13.1%
$  1,000,000    Check Point Charlie, Inc.
                  1.42%, 3/10/03+ ...........................     $      998,541
   1,000,000    General Electric Capital Corp.
                  1.28%, 7/14/03 ............................            994,204
   1,104,000    Victory Receivables Corp.
                  1.32%, 2/20/03+ ...........................          1,103,231
--------------------------------------------------------------------------------
Total Commercial Paper (cost $3,095,976) ....................          3,095,976
--------------------------------------------------------------------------------
Floating Rate Note - 4.3%
   1,000,000    Associated Bank N.A., Green Bay
                  1.35%, 2/3/04 (cost $1,000,000) ...........          1,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 43.6%
   5,270,000    ABN AMRO Bank N.V., 1.35%
                  dated 1/31/03, maturing 2/3/03
                  to be repurchased at $5,270,593
                  collateralized by $6,979,118
                  in U.S. Government Agencies
                  6.50%-10.00%, 6/1/17-4/1/32
                  with a value of $5,375,400 ................          5,270,000
   5,000,000    Salomon Smith Barney Holdings, Inc.
                  1.3625%; dated 1/31/03, maturing 2/3/03
                  to be repurchased at $5,000,568
                  collateralized by $7,915,498
                  in U.S. Government Agencies
                  0%-12.00%, 6/1/03-2/1/33
                  $144,624 in U.S. Treasury Bills
                  0%-7.50%, 5/22/03-12/15/16
                  with respective values of $4,935,667
                  and $164,334 ..............................          5,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $10,270,000) ..............         10,270,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 42.9%
     650,000    Advocare of South Carolina, Inc.
                  1.34%, 6/1/17 .............................            650,000
     100,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 1.57%, 10/1/19 ..................            100,000
   1,290,000    Arbor View III LLC, Series 2001-A
                  1.46%, 8/1/28 .............................          1,290,000
     800,000    Asset Partners, Inc.
                  1.52%, 11/1/27 ............................            800,000
     310,000    Breckenridge Terrace LLC, Series 1999-B
                  1.39%, 5/1/39 .............................            310,000
                California Infrastructure and Economic
                  Development Bank Industrial Revenue
                  Series B:
     430,000      1.52%, 4/1/24 .............................            430,000
      65,000      1.52%, 10/1/26 ............................             65,000

Taxable Variable Rate Demand Notes - (continued)
$    200,000    Capel, Inc.
                  1.39%, 9/1/09 .............................     $      200,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.39%, 7/1/35 ...................            350,000
   1,740,000    Cunat Capital Corp.
                  Series 1998-A, 1.59%, 12/1/28 .............          1,740,000
     600,000    Decatur Highway Church of Christ
                  1.40%, 8/1/15 .............................            600,000
     250,000    Fox Valley Ice Arena LLC
                  1.52%, 7/1/27 .............................            250,000
     190,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 1.58%, 12/22/24 ..            190,000
   1,000,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  1.54%, 6/1/24 .............................          1,000,000
     500,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.43%, 9/1/14 .............................            500,000
     880,000    New Jersey Economic Development
                  Authority Revenue, (Four Woodbury
                  Project), Series B, 1.66%, 5/1/31 .........            880,000
     100,000    New York City, New York Industrial
                  Development Agency, (G.A.F. Seelig,
                  Inc. Project), 1.53%, 7/1/03 ..............            100,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  1.75%, 4/1/20 .............................            160,000
     300,000    Saint Joseph, Missouri Industrial
                  Development Authority Revenue
                  (Albaugh, Inc. Project)
                  Series B, 1.90%, 11/1/19 ..................            300,000
     200,000    West Covina, California Public Financing
                  Authority Tax Allocation Revenue
                  1.52%, 11/1/29 ............................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $10,115,000) .         10,115,000
--------------------------------------------------------------------------------
Total Investments (total cost $24,480,976) - 103.9% .........         24,480,976
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.9%)        (918,195)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   23,562,781
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2003  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                              Janus          Janus          Janus
                                                               Janus          Adviser       Adviser        Adviser         Janus
                                                              Adviser       Aggressive      Capital          Core          Adviser
As of January 31, 2003 (unaudited)                             Growth         Growth      Appreciation      Equity        Balanced
(all numbers in thousands except net asset value per share)     Fund           Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                       $    367,596   $    231,219   $    784,371   $     33,898   $    838,047

  Investments at value                                      $    312,699   $    219,772   $    735,439   $     32,413   $    818,935
    Cash                                                             243            256             30              5            655
    Receivables:
      Investments sold                                             1,389            738         18,175             63          3,058
      Fund shares sold                                               669            375          3,966            427          2,396
      Dividends                                                      199             36            334             30            433
      Interest                                                        --              1             23             --          5,120
      Due from Advisor                                                --             --             --             --             --
    Other assets                                                       2              1              2             --              5
  Variation Margin                                                    --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                     315,201        221,179        757,969         32,938        830,602
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                            427             44          2,565            391          6,278
    Fund shares repurchased                                        1,229          1,891          5,260             28          1,473
    Advisory fees                                                    166            106            418             17            465
  Accrued expenses                                                   160            110            307             22            395
  Variation Margin                                                    --             --             --             --             --
  Foreign currency contracts                                          85             --            145             30            689
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                  2,067          2,151          8,695            488          9,300
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $    313,134   $    219,028   $    749,274   $     32,450   $    821,302
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                       $    311,617   $    218,635   $    733,309   $     24,932   $    799,449
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                   20,864         14,258         41,496          1,908         38,562
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      14.94   $      15.33   $      17.67   $      13.07   $      20.73
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares*                                      $  1,516,669   $    393,089   $ 15,965,507   $  7,518,417   $ 21,852,530
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)*                                  99,795         25,476        895,062        569,898      1,042,342
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(2)           $      15.20   $      15.43   $      17.84   $      13.19   $      20.96
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(3)                         $      15.35   $      15.59   $      18.02   $      13.32   $      21.17
------------------------------------------------------------------------------------------------------------------------------------

*Net Assets - C Shares and Shares Outstanding are not in thousands.
(1)  Formerly, Janus Adviser Global Value Fund.
(2)  Maximum offering price is computed at 100/99.9 of net asset value.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Notes to Financial Statements.

70  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Janus          Janus                                        Janus
                                                              Adviser        Adviser         Janus          Janus         Adviser
                                                             Growth and     Strategic       Adviser        Adviser     International
As of January 31, 2003 (unaudited)                             Income         Value      International    Worldwide         Value
(all numbers in thousands except net asset value per share)     Fund           Fund           Fund           Fund          Fund(1)

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                       $    268,945   $      4,289   $    506,223   $  1,127,193   $      2,177

  Investments at value                                      $    241,487   $      3,767   $    457,606   $  1,011,155   $      1,885
    Cash                                                              41             70            410          3,256            145
    Receivables:
      Investments sold                                               191             12          8,757         18,120             28
      Fund shares sold                                               817              4         10,590         14,265            110
      Dividends                                                      306              1          1,043          1,666              2
      Interest                                                       149              1              1              1             --
      Due from Advisor                                                --             12             --             --             18
    Other assets                                                       1             --              3              6             --
  Variation Margin                                                    --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                     242,992          3,867        478,410      1,048,469          2,188
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                          1,193             --          8,032         13,403             67
    Fund shares repurchased                                        1,732             --          2,988         20,580             --
    Advisory fees                                                    136              2            259            563              1
  Accrued expenses                                                   105             17            246            394              2
  Variation Margin                                                    --             --             --             --             --
  Foreign currency contracts                                         137             --            534          2,354             41
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                  3,303             19         12,059         37,294            111
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $    239,689   $      3,848   $    466,351   $  1,011,175   $      2,077
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                       $    235,226   $      3,797   $    465,472   $  1,010,483   $      2,048
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                   20,014            611         27,048         49,028            252
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      11.75   $       6.21   $      17.21   $      20.61   $       8.12
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares*                                      $  4,462,431   $     51,319   $    878,877   $    691,525   $     28,475
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)*                                 375,744          8,191         50,024         32,922          3,447
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(2)           $      11.88   $       6.26   $      17.57   $      21.01   $       8.26
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(3)                         $      12.00   $       6.32   $      17.75   $      21.22   $       8.34
------------------------------------------------------------------------------------------------------------------------------------

                                                           Janus Adviser       Janus         Janus          Janus          Janus
                                                            Risk-Managed      Adviser       Adviser        Adviser        Adviser
                                                             Large Cap     Risk-Managed     Mid Cap        Flexible        Money
As of January 31, 2003 (unaudited)                             Growth        Large Cap       Value          Income         Market
(all numbers in thousands except net asset value per share)     Fund         Core Fund        Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                       $      7,430   $      7,426   $        394   $     86,718   $     24,481

  Investments at value                                      $      7,109   $      7,097   $        376   $     89,454   $     24,481
    Cash                                                              29             32             94              1              7
    Receivables:
      Investments sold                                                --             --             --          1,688             --
      Fund shares sold                                                --             --             --            668             56
      Dividends                                                        3              6             --              2             --
      Interest                                                        --             --             --          1,265             13
      Due from Advisor                                                --             --              6             --             19
    Other assets                                                      37             36             37             --             --
  Variation Margin                                                    --             --              2             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                       7,178          7,171            515         93,078         24,576
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                             --             --             17          3,404          1,000
    Fund shares repurchased                                           --             --             --            762              7
    Advisory fees                                                     --             --             --             38              5
  Accrued expenses                                                    10             10              6             36              1
  Variation Margin                                                    --             --             --              7             --
  Foreign currency contracts                                          --             --             --            133             --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                     10             10             23          4,380          1,013
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $      7,168   $      7,161   $        492   $     88,698   $     23,563
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                       $      3,585   $      3,581   $        253   $     79,697   $     23,495
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                      375            375             26          6,424         23,495
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $       9.56   $       9.55   $       9.55   $      12.41   $       1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares*                                      $  3,583,232   $  3,579,913   $    238,586   $  9,000,337   $     67,900
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)*                                 375,000        375,000         25,000        727,725         67,900
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(2)           $       9.56   $       9.55   $       9.54   $      12.37   $       1.00
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(3)                         $       9.66   $       9.65   $       9.64   $      12.49            N/A
------------------------------------------------------------------------------------------------------------------------------------

*Net Assets - C Shares and Shares Outstanding are not in thousands.
(2)  Maximum offering price is computed at 100/99.9 of net asset value.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                  Janus         Janus         Janus
                                                                    Janus        Adviser       Adviser       Adviser        Janus
                                                                   Adviser      Aggressive     Capital         Core         Adviser
For the period ended January 31, 2003 (unaudited)                   Growth        Growth     Appreciation     Equity       Balanced
(all numbers in thousands)                                           Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $       84    $      230    $    1,040    $       22    $    8,407
  Dividends                                                              994           516         2,563           154         2,993
  Foreign tax withheld                                                   (1)           (1)           (8)           (2)          (23)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                1,077           745         3,595           174        11,377
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          982           758         2,137            72         2,494
  Transfer agent expenses                                                  2             3             2             1             1
  Registration fees                                                       43            36            38            27            50
  System fees                                                              8             8             8             9             7
  Custodian fees                                                          21            14            25            17            49
  Audit fees                                                               5             2             6             5             6
  Trustees fees                                                            2             2             3             2             7
  Distribution fees - I Shares                                           377           291           815            25           950
  Distribution fees - C Shares*                                            2             1            26            12            36
  Administrative fees - I Shares                                         377           291           815            25           950
  Other expenses                                                           6             7            23             3             8
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                         1,825         1,413         3,898           198         4,558
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (4)           (8)           (3)           (1)          (14)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                           1,821         1,405         3,895           197         4,544
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                            (52)          (53)            --            --          (26)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                       1,769         1,352         3,895           197         4,518
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           (692)         (607)         (300)          (23)         6,859
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             (28,097)      (27,597)      (31,993)       (1,664)      (31,423)
  Net realized gain/(loss) from foreign currency transactions          (122)            --         (426)           (3)          (57)
  Net realized gain/(loss) from future contracts                          --            --         (131)            --            --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                                  6,020        20,136      (10,915)          (45)         7,130
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (22,199)       (7,461)      (43,465)       (1,712)      (24,350)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ (22,891)    $  (8,068)    $ (43,765)    $  (1,735)    $ (17,491)
------------------------------------------------------------------------------------------------------------------------------------

*C   Shares commenced operations September 30, 2002.

See Notes to Financial Statements.

72  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Janus         Janus                                    Janus
                                                                   Adviser       Adviser        Janus         Janus       Adviser
                                                                  Growth and    Strategic      Adviser       Adviser   International
For the period ended January 31, 2003 (unaudited)                   Income        Value     International   Worldwide       Value
(all numbers in thousands)                                           Fund          Fund          Fund          Fund        Fund(1)

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      531    $        4    $      365    $      830    $        2
  Dividends                                                            1,526            13         3,441         7,890            10
  Foreign tax withheld                                                  (16)            --         (388)         (450)           (1)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                2,041            17         3,418         8,270            11
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          755            13         1,648         3,520             8
  Transfer agent expenses                                                  2             1             1            --             1
  Registration fees                                                       32            34            46            60            28
  System fees                                                              8             8             8             8             7
  Custodian fees                                                          27             9           229           270            10
  Audit fees                                                               5             5            10            12             8
  Trustees fees                                                            3             1             4             6            --
  Distribution fees - I Shares                                           288             5           632         1,354             3
  Distribution fees - C Shares*                                            8            --             5             1            --
  Administrative fees - I Shares                                         288             5           632         1,354             3
  Other expenses                                                           3             4             6            57             7
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                         1,419            85         3,221         6,642            75
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (3)            --          (18)          (20)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                           1,416            85         3,203         6,622            75
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                              --          (49)          (56)         (122)          (55)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                       1,416            36         3,147         6,500            20
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             625          (19)           271         1,770           (9)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             (15,856)         (372)      (53,398)     (118,078)         (216)
  Net realized gain/(loss) from foreign currency transactions            (4)            --       (7,800)      (10,907)          (44)
  Net realized gain/(loss) from future contracts                          --            --            --            --            --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                                  1,378            88         8,649        10,421          (54)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (14,482)         (284)      (52,549)     (118,564)         (314)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ (13,857)    $    (303)    $ (52,278)    $(116,794)    $    (323)
------------------------------------------------------------------------------------------------------------------------------------

                                                                Janus Adviser     Janus         Janus         Janus         Janus
                                                                 Risk-Managed    Adviser       Adviser       Adviser       Adviser
                                                                  Large Cap    Risk-Managed    Mid Cap       Flexible       Money
For the period ended January 31, 2003 (unaudited)                   Growth       Large Cap      Value         Income        Market
(all numbers in thousands)                                          Fund(2)     Core Fund(2)   Fund(3)         Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $       --    $       --    $       --    $    1,678    $      206
  Dividends                                                                3             7            --             3            --
  Foreign tax withheld                                                    --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    3             7            --         1,681           206
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4             4            --           218            30
  Transfer agent expenses                                                 --            --            --             1             1
  Registration fees                                                        1             1             1            25            31
  System fees                                                              1             1             1             8             7
  Custodian fees                                                           2             2             3            22             4
  Audit fees                                                               1             1             1             2             4
  Trustees fees                                                           --            --            --             2             2
  Distribution fees - I Shares                                             1             1            --            81            29
  Distribution fees - C Shares*                                            3             3            --            11             1
  Administrative fees - I Shares                                           1             1            --            81            29
  Other expenses                                                           1             1             1             5            13
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                            15            15             7           456           151
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                   --            --            --           (1)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                              15            15             7           455           151
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             (3)           (3)           (7)          (43)          (49)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                          12            12            --           412           102
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (9)           (5)            --         1,269           104
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                  (2)           (5)            --           512            --
  Net realized gain/(loss) from foreign currency transactions             --            --            --            --            --
  Net realized gain/(loss) from future contracts                          --            --            --          (55)            --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                                  (321)         (329)          (23)         1,745            --
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (323)         (334)          (23)         2,202            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    (332)    $    (339)    $     (23)    $    3,471    $      104
------------------------------------------------------------------------------------------------------------------------------------

*C   Shares commenced operations September 30, 2002.
(1)  Formerly, Janus Adviser Global Value Fund.
(2) Period January 2, 2003 (commencement of investment operations) to January 31, 2003.
(3) Period December 31, 2002 (commencement of investment operations) to January 31, 2003.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Janus Adviser
For the six months or period ended January 31 (unaudited)                   Growth
and for the fiscal year ended July 31                                        Fund
(all numbers in thousands)                                           2003            2002
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      (692)    $    (1,212)
  Net realized gain/(loss) from investment transactions              (28,219)        (47,498)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    6,020        (57,201)
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (22,891)       (105,911)
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                               --              --
    C Shares                                                               --             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --
    C Shares                                                               --             N/A
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --              --
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                          116,000         255,821
    C Shares                                                            1,624             N/A
  Reinvested dividends and distributions
    I Shares                                                               --              --
    C Shares                                                               --             N/A
  Shares repurchased
    I Shares                                                         (65,006)       (131,529)
    C Shares                                                              (6)             N/A
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                52,612         124,292
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  29,721          18,381
Net Assets:
  Beginning of period                                                 283,413         265,032
---------------------------------------------------------------------------------------------
  End of period                                                  $    313,134    $    283,413
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $    481,639    $    429,027
  Undistributed net investment income/(loss)                            (692)              --
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions              (112,830)        (84,611)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (54,983)        (61,003)
---------------------------------------------------------------------------------------------
Total Net Assets                                                 $    313,134    $    283,413
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                           20,864          17,622
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(1)*                       99,795             N/A
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $    113,932    $    262,161
  Proceeds from sales of securities                                    66,845         116,127
  Purchases of long-term U.S. government obligations                       --              --
  Proceeds from sales of long-term U.S. government obligations             --              --

(1)  Period September 30, 2002 (inception) to January 31, 2003.
*Shares Outstanding, End of Period - C Shares numbers are not in thousands.

See Notes to Financial Statements.

74  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Janus Adviser                   Janus Adviser
For the six months or period ended January 31 (unaudited)              Aggressive Growth             Capital Appreciation
and for the fiscal year ended July 31                                        Fund                            Fund
(all numbers in thousands)                                           2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      (607)    $    (2,090)    $      (300)    $      1,088
  Net realized gain/(loss) from investment transactions              (27,597)       (124,756)        (32,550)        (60,428)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   20,136         (2,593)        (10,915)        (17,888)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (8,068)       (129,439)        (43,765)        (77,228)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                               --              --           (491)         (1,498)
    C Shares                                                               --             N/A              --             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --              --              --
    C Shares                                                               --             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --              --           (491)         (1,498)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           31,249         150,566         271,332         542,187
    C Shares                                                              403             N/A          16,969             N/A
  Reinvested dividends and distributions
    I Shares                                                               --              --             489           1,496
    C Shares                                                               --             N/A              --             N/A
  Shares repurchased
    I Shares                                                         (45,198)       (116,162)        (82,395)       (108,492)
    C Shares                                                               --             N/A           (136)             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (13,546)          34,404         206,259         435,191
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (21,614)        (95,035)         162,003         356,465
Net Assets:
  Beginning of period                                                 240,642         335,677         587,271         230,806
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $    219,028    $    240,642    $    749,274    $    587,271
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $    552,860    $    566,406    $    924,220    $    717,961
  Undistributed net investment income/(loss)                            (607)              --           (370)             421
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions              (321,778)       (294,181)       (125,499)        (92,949)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (11,447)        (31,583)        (49,077)        (38,162)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $    219,028    $    240,642    $    749,274    $    587,271
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                           14,258          15,173          41,496          31,321
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(1)*                       25,476             N/A         895,062             N/A
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $     60,854    $    227,767    $    358,855    $    564,409
  Proceeds from sales of securities                                    57,319         223,490         131,181         222,979
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                        Janus Adviser                   Janus Adviser
For the six months or period ended January 31 (unaudited)                Core Equity                       Balanced
and for the fiscal year ended July 31                                        Fund                            Fund
(all numbers in thousands)                                           2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $       (23)    $       (21)    $      6,859    $     13,481
  Net realized gain/(loss) from investment transactions               (1,667)         (1,363)        (31,480)        (41,435)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                     (45)         (1,339)           7,130        (23,056)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (1,735)         (2,723)        (17,491)        (51,010)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                               --              --         (7,282)        (13,579)
    C Shares                                                               --             N/A            (23)             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --              --              --
    C Shares                                                               --             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --              --         (7,305)        (13,579)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           13,610          16,953         208,604         437,083
    C Shares                                                            7,926             N/A          24,706             N/A
  Reinvested dividends and distributions
    I Shares                                                               --              --           7,239          13,552
    C Shares                                                               --             N/A              18             N/A
  Shares repurchased
    I Shares                                                          (3,396)         (5,263)       (141,678)       (167,084)
    C Shares                                                             (56)             N/A         (2,392)             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                18,084          11,690          96,497         283,551
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  16,349    $      8,967          71,701         218,962
Net Assets:
  Beginning of period                                                  16,101           7,134         749,601         530,639
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $     32,450    $     16,101    $    821,302    $    749,601
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $     37,371    $     19,287    $    926,735    $    830,238
  Undistributed net investment income/(loss)                             (23)              --           1,161           1,607
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions                (3,384)         (1,717)        (86,796)        (55,316)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (1,514)         (1,469)        (19,798)        (26,928)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $     32,450    $     16,101    $    821,302    $    749,601
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                            1,908           1,157          38,562          35,067
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(1)*                      569,898             N/A       1,042,342             N/A
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $     22,263    $     21,810    $    288,262    $    488,778
  Proceeds from sales of securities                                     6,922          10,715         174,239         289,913
  Purchases of long-term U.S. government obligations                       --              35          29,348         269,633
  Proceeds from sales of long-term U.S. government obligations             --             145          43,475         217,101

                                                                        Janus Adviser
For the six months or period ended January 31 (unaudited)             Growth and Income
and for the fiscal year ended July 31                                        Fund
(all numbers in thousands)                                           2003            2002
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $        625    $        389
  Net realized gain/(loss) from investment transactions              (15,860)        (11,540)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    1,378        (28,150)
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (13,857)        (39,301)
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                            (580)           (331)
    C Shares                                                               --             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --
    C Shares                                                               --             N/A
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (580)           (331)
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           61,728         299,807
    C Shares                                                            4,760             N/A
  Reinvested dividends and distributions
    I Shares                                                              574             327
    C Shares                                                               --             N/A
  Shares repurchased
    I Shares                                                         (31,138)        (76,800)
    C Shares                                                            (108)             N/A
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                35,816         223,334
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  21,379         183,702
Net Assets:
  Beginning of period                                                 218,310          34,608
---------------------------------------------------------------------------------------------
  End of period                                                  $    239,689    $    218,310
---------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $    296,791    $    260,975
  Undistributed net investment income/(loss)                              151             106
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions               (29,658)        (13,798)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (27,595)        (28,973)
---------------------------------------------------------------------------------------------
Total Net Assets                                                 $    239,689    $    218,310
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                           20,014          17,476
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(1)*                      375,744             N/A
---------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $     80,911    $    239,408
  Proceeds from sales of securities                                    46,266          43,566
  Purchases of long-term U.S. government obligations                   16,958           7,916
  Proceeds from sales of long-term U.S. government obligations          5,060           4,439

(1)  Period September 30, 2002 (inception) to January 31, 2003.
*Shares Outstanding, End of Period - C Shares numbers are not in thousands.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                         Janus Adviser                  Janus Adviser
For the six months or period ended January 31 (unaudited)               Strategic Value                 International
and for the fiscal year ended July 31                                        Fund                            Fund
(all numbers in thousands)                                           2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $       (19)    $       (33)    $        271    $      1,963
  Net realized gain/(loss) from investment transactions                 (372)           (775)        (61,198)       (128,223)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                       88           (568)           8,649         (7,992)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (303)         (1,376)        (52,278)       (134,252)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                               --              --         (2,193)         (2,046)
    C Shares                                                               --             N/A              --             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --              --              --
    C Shares                                                               --             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --              --         (2,193)         (2,046)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                              193           1,142       1,121,120       1,696,574
    C Shares                                                               52             N/A          11,166             N/A
  Reinvested dividends and distributions
    I Shares                                                               --              --           1,881           1,866
    C Shares                                                               --             N/A              --             N/A
  Shares repurchased
    I Shares                                                            (178)           (937)     (1,134,298)     (1,461,320)
    C Shares                                                               --             N/A        (10,168)             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    67             205        (10,299)         237,120
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (236)         (1,171)        (64,770)         100,822
Net Assets:
  Beginning of period                                                   4,084           5,255         531,121         430,299
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $      3,848    $      4,084    $    466,351    $    531,121
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $      6,093    $      6,026    $    754,802    $    765,101
  Undistributed net investment income/(loss)                             (19)              --            (47)           1,875
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions                (1,705)         (1,333)       (239,249)       (178,051)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (521)           (609)        (49,155)        (57,804)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $      3,848    $      4,084    $    466,351    $    531,121
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                              611             610          27,048          27,233
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(4)*                        8,191             N/A          50,024             N/A
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $        568    $      4,163    $    165,299    $    569,034
  Proceeds from sales of securities                                       666           3,788         155,621         319,849
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

*Shares Outstanding, End of Period - C Shares numbers are not in thousands.

See Notes to Financial Statements.

76  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Janus Adviser                   Janus Adviser
For the six months or period ended January 31 (unaudited)                  Worldwide                  International Value
and for the fiscal year ended July 31                                        Fund                           Fund(1)
(all numbers in thousands)                                           2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      1,770    $      2,873    $        (9)    $        (6)
  Net realized gain/(loss) from investment transactions             (128,985)       (214,113)           (260)              40
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   10,421        (99,021)            (54)           (240)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (116,794)       (310,261)           (323)           (206)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                          (4,404)         (1,526)              --             (3)
    C Shares                                                               --             N/A              --             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --              --              --              --
    C Shares                                                               --             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (4,404)         (1,526)              --             (3)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                          931,349       1,319,635           6,523           3,366
    C Shares                                                            1,234             N/A              30             N/A
  Reinvested dividends and distributions
    I Shares                                                            4,164           1,522              --               3
    C Shares                                                               --             N/A              --             N/A
  Shares repurchased
    I Shares                                                        (862,959)       (900,254)         (6,822)         (2,472)
    C Shares                                                            (498)             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                73,290         420,903           (269)             897
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (47,908)         109,116           (592)             688
Net Assets:
  Beginning of period                                               1,059,083         949,967           2,669           1,981
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $  1,011,175    $  1,059,083    $      2,077    $      2,669
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $  1,571,681    $  1,498,391    $      2,640    $      2,909
  Undistributed net investment income/(loss)                               57           2,691             (9)              --
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions              (442,184)       (313,199)           (221)              39
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   (118,379)       (128,800)           (333)           (279)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $  1,011,175    $  1,059,083    $      2,077    $      2,669
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                           49,028          45,653             252             281
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(4)*                       32,922             N/A           3,447             N/A
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $    487,125    $  1,180,265    $      1,206    $      2,344
  Proceeds from sales of securities                                   356,823         702,087           1,494           1,243
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                 Janus Adviser  Janus Adviser
                                                                 Risk-Managed   Risk-Managed
                                                                   Large Cap     Large Cap     Janus Adviser
For the six months or period ended January 31 (unaudited)           Growth          Core       Mid Cap Value
and for the fiscal year ended July 31                                Fund           Fund            Fund
(all numbers in thousands)                                          2003(2)        2003(2)         2003(3)
-------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $        (9)    $        (5)    $         --
  Net realized gain/(loss) from investment transactions                   (2)             (5)              --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    (321)           (329)            (23)
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (332)           (339)            (23)
-------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                               --              --              --
    C Shares                                                               --              --              --
  Net realized gain from investment transactions:
    I Shares                                                               --              --              --
    C Shares                                                               --              --              --
-------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --              --              --
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            3,750           3,750             265
    C Shares                                                            3,750           3,750             250
  Reinvested dividends and distributions
    I Shares                                                               --              --              --
    C Shares                                                               --              --              --
  Shares repurchased
    I Shares                                                               --              --              --
    C Shares                                                               --              --              --
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 7,500           7,500             515
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   7,168           7,161             492
Net Assets:
  Beginning of period                                                      --              --              --
-------------------------------------------------------------------------------------------------------------
  End of period                                                  $      7,168    $      7,161    $        492
-------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $      7,500    $      7,500    $        515
  Undistributed net investment income/(loss)                              (9)             (5)              --
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions                    (2)             (5)              --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (321)           (329)            (23)
-------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $      7,168    $      7,161    $        492
-------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                              375             375              26
-------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(4)*                      375,000         375,000          25,000
-------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $      7,707    $      7,722    $        396
  Proceeds from sales of securities                                       274             291               2
  Purchases of long-term U.S. government obligations                       --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --

(1)  Formerly, Janus Adviser Global Value Fund.
(2) Period January 2, 2003 (commencement of investment operations) to January 31, 2003.
(3) Period December 31, 2002 (commencement of investment operations) to January 31, 2003.
(4) Period September 30, 2002 (commencement of investment operations) to January 31, 2003.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                         Janus Adviser                  Janus Adviser
                                                                        Flexible Income                  Money Market
For the six months or period ended January 31 (unaudited)                    Fund                            Fund
and for the fiscal year ended July 31 (all numbers in thousands)     2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      1,269    $      1,481    $        104    $        338
  Net realized gain/(loss) from investment transactions                   457           (677)              --              --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    1,745             625              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         3,471           1,429             104             338
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    I Shares                                                          (1,236)         (1,479)           (102)           (338)
    C Shares                                                             (35)             N/A             (2)             N/A
  Net realized gain from investment transactions:
    I Shares                                                               --            (80)              --              --
    C Shares                                                               --             N/A              --             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (1,271)         (1,559)           (104)           (338)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           63,293         105,018          41,679         157,111
    C Shares                                                            9,044             N/A           8,617             N/A
  Reinvested dividends and distributions
    I Shares                                                            1,183           1,514              92             306
    C Shares                                                               24             N/A               1             N/A
  Shares repurchased
    I Shares                                                         (37,417)        (62,060)        (40,922)       (150,536)
    C Shares                                                            (130)             N/A         (8,550)             N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                35,997          44,472             917           6,881
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  38,197          44,342             917           6,881
Net Assets:
  Beginning of period                                                  50,501           6,159          22,646          15,765
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                  $     88,698    $     50,501    $     23,563    $     22,646
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                        $     86,509    $     50,512    $     23,563    $     22,646
  Undistributed net investment income/(loss)                              (1)               1              --              --
  Undistributed net realized gain/(loss)
    from investments and foreign currency transactions                  (283)           (740)              --              --
  Unrealized appreciation/(depreciation) of
   investments and foreign currency translations                        2,473             728              --              --
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $     88,698    $     50,501    $     23,563    $     22,646
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - I Shares                            6,424           4,219          23,495          22,646
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period - C Shares(1)*                      727,725             N/A          67,900             N/A
-----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                        $     40,165    $     66,820              --              --
  Proceeds from sales of securities                                    19,353          45,750              --              --
  Purchases of long-term U.S. government obligations                   52,721          92,928              --              --
  Proceeds from sales of long-term U.S. government obligations         38,607          73,768              --              --

(1)  Period September 30, 2002 (inception) to January 31, 2003.
*Shares Outstanding, End of Period - C Shares numbers are not in thousands.

See Notes to Financial Statements.

78  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS - TRANSACTIONS
IN FUND SHARES

For the six months or period                      Janus Adviser               Janus Adviser              Janus Adviser
ended January 31 (unaudited)                         Growth                 Aggressive Growth         Capital Appreciation
and for the fiscal year ended July 31                 Fund                        Fund                        Fund
(all numbers in thousands)                     2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                    7,412    $   12,998         2,004         7,569        14,640        26,410
  Reinvested dividends and distributions            --            --            --            --            27            71
----------------------------------------------------------------------------------------------------------------------------
Total                                            7,412        12,998         2,004         7,569        14,667        26,481
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                           (4,170)       (6,830)       (2,919)       (5,989)       (4,492)       (5,369)
Net Increase/(Decrease) in Fund Shares           3,242         6,168         (915)         1,580        10,175        21,112
Shares Outstanding, Beginning of Period         17,622        11,454        15,173        13,593        31,321        10,209
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period               20,864        17,622        14,258        15,173        41,496        31,321
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                  100,169           N/A        25,482           N/A       902,580           N/A
  Reinvested dividends and distributions            --           N/A            --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Total                                          100,169           N/A        25,482           N/A       902,580           N/A
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (374)           N/A           (6)           N/A       (7,518)           N/A
Net Increase/(Decrease) in Fund Shares          99,795           N/A        25,476           N/A       895,062           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period               99,795           N/A        25,476           N/A       895,062           N/A
----------------------------------------------------------------------------------------------------------------------------

For the six months or period                      Janus Adviser              Janus Adviser                Janus Adviser
ended January 31 (unaudited)                      Core Equity                   Balanced                Growth and Income
and for the fiscal year ended July 31                 Fund                        Fund                        Fund
(all numbers in thousands)                     2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                    1,002         1,075         9,847        19,280         5,078        20,741
  Reinvested dividends and distributions            --            --           346           605            48            23
----------------------------------------------------------------------------------------------------------------------------
Total                                            1,002         1,075        10,193        19,885         5,126        20,764
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (251)         (337)       (6,698)       (7,447)       (2,588)       (5,510)
Net Increase/(Decrease) in Fund Shares             751           738         3,495        12,438         2,538        15,254
Shares Outstanding, Beginning of Period          1,157           419        35,067        22,629        17,476         2,222
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                1,908         1,157        38,562        35,067        20,014        17,476
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                  573,990           N/A     1,153,081           N/A       384,781           N/A
  Reinvested dividends and distributions            --           N/A           847           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Total                                          573,990           N/A     1,153,928           N/A       384,781           N/A
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                           (4,092)           N/A     (111,586)           N/A       (9,037)           N/A
Net Increase/(Decrease) in Fund Shares         569,898           N/A     1,042,342           N/A       375,744           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period              569,898           N/A     1,042,342           N/A       375,744           N/A
----------------------------------------------------------------------------------------------------------------------------

(1)  Period September 30, 2002 (inception) to January 31, 2003.
     Transactions in Fund Shares - C Shares are not in thousands.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS - TRANSACTIONS
IN FUND SHARES (continued)

For the six months or period                      Janus Adviser               Janus Adviser              Janus Adviser
ended January 31 (unaudited)                     Strategic Value              International                Worldwide
and for the fiscal year ended July 31                 Fund                        Fund                        Fund
(all numbers in thousands)                     2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                       29           133        61,076        74,592        42,096        49,090
  Reinvested dividends and distributions            --            --           103            78           191            53
----------------------------------------------------------------------------------------------------------------------------
Total                                               29           133        61,179        74,670        42,287        49,143
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (28)         (115)      (61,364)      (64,121)      (38,912)      (33,865)
Net Increase/(Decrease) in Fund Shares               1            18         (185)        10,549         3,375        15,278
Shares Outstanding, Beginning of Period            610           592        27,233        16,684        45,653        30,375
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                  611           610        27,048        27,233        49,028        45,653
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                    8,191           N/A       592,847           N/A        54,919           N/A
  Reinvested dividends and distributions            --           N/A            --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Total                                            8,191           N/A       592,847           N/A        54,919           N/A
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                --           N/A     (542,823)           N/A      (21,997)           N/A
Net Increase/(Decrease) in Fund Shares           8,191           N/A        50,024           N/A        32,922           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                8,191           N/A        50,024           N/A        32,922           N/A
----------------------------------------------------------------------------------------------------------------------------

                                                                              Janus Adviser              Janus Adviser
For the six months or period                      Janus Adviser               Risk-Managed                Risk-Managed
ended January 31 (unaudited)                   International Value          Large Cap Growth             Large Cap Core
and for the fiscal year ended July 31               Fund(2)                       Fund                        Fund
(all numbers in thousands)                     2003          2002                2003(3)                     2003(3)
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                      755           313                 375                         375
  Reinvested dividends and distributions            --            --                  --                          --
----------------------------------------------------------------------------------------------------------------------------
Total                                              755           313                 375                         375
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (784)         (234)                  --                          --
Net Increase/(Decrease) in Fund Shares            (29)            79                 375                         375
Shares Outstanding, Beginning of Period            281           202                  --                          --
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                  252           281                 375                         375
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                    3,447           N/A             375,000                     375,000
  Reinvested dividends and distributions            --           N/A                  --                          --
----------------------------------------------------------------------------------------------------------------------------
Total                                            3,447           N/A             375,000                     375,000
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                --           N/A                  --                          --
Net Increase/(Decrease) in Fund Shares           3,447           N/A             375,000                     375,000
Shares Outstanding, Beginning of Period             --           N/A                  --                          --
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                3,447           N/A             375,000                     375,000
----------------------------------------------------------------------------------------------------------------------------

(1)  Period September 30, 2002 (inception) to January 31, 2003.
     Transactions in Fund Shares - C Shares are not in thousands.
(2)  Formerly, Janus Adviser Global Value Fund.
(3) Period January 2, 2003 (commencement of investment operations) to January 31, 2003.

See Notes to Financial Statements.

80  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six months or period                      Janus Adviser               Janus Adviser              Janus Adviser
ended January 31 (unaudited)                      Mid Cap Value              Flexible Income              Money Market
and for the fiscal year ended July 31                 Fund                        Fund                        Fund
(all numbers in thousands)                           2003(1)               2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                             26                 5,162         8,782        41,679       157,111
  Reinvested dividends and distributions                  --                    96           128            92           306
----------------------------------------------------------------------------------------------------------------------------
Total                                                     26                 5,258         8,910        41,771       157,417
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                      --               (3,053)       (5,208)      (40,922)     (150,536)
Net Increase/(Decrease) in Fund Shares                    26                 2,205         3,702           849         6,881
Shares Outstanding, Beginning of Period                   --                 4,219           517        22,646        15,765
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         26                 6,424         4,219        23,495        22,646
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(2)
  Shares sold                                         25,000               736,344           N/A     8,616,398           N/A
  Reinvested dividends and distributions                  --                 1,930           N/A         1,161           N/A
----------------------------------------------------------------------------------------------------------------------------
Total                                                 25,000               738,274           N/A     8,617,559           N/A
----------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                      --              (10,549)           N/A   (8,549,659)           N/A
Net Increase/(Decrease) in Fund Shares                25,000               727,725           N/A        67,900           N/A
Shares Outstanding, Beginning of Period                   --                    --           N/A            --           N/A
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     25,000               727,725           N/A        67,900           N/A
----------------------------------------------------------------------------------------------------------------------------

(1) Period December 31, 2002 (commencement of investment operations) to January 31, 2003.
(2)  Period September 30, 2002 (inception) to January 31, 2003.
     Transactions in Fund Shares - C Shares are not in thousands.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                       Growth Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    16.08     $    23.14     $    30.82
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)             --             --
  Net gains/(losses) on securities (both realized and unrealized)       (1.11)         (7.06)         (7.68)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (1.14)         (7.06)         (7.68)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --             --             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    14.94     $    16.08     $    23.14
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (7.09)%       (30.51)%       (24.91)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  311,617     $  283,413     $  265,032
Average Net Assets for the Period (in thousands)                    $  299,110     $  323,098     $  247,176
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.18%          1.17%
Ratio of Net Expenses to Average Net Assets***(3)                        1.17%          1.17%          1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.46)%        (0.38)%        (0.04)%
Portfolio Turnover Rate***                                                 46%            41%            42%

                                                                                          Janus Aspen
For a share outstanding during                                                          Growth Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    33.63     $    23.45     $    18.46     $    16.18
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.02)            .07          (.03)            .04
  Net gains/(losses) on securities (both realized and unrealized)        (.22)          10.25           6.32           2.71
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.24)          10.32           6.29           2.75
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --          (.10)
  Distributions (from capital gains)*                                   (2.57)          (.14)         (1.30)          (.37)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (2.57)          (.14)         (1.30)          (.47)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    30.82     $    33.63     $    23.45     $    18.46
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.64)%         44.12%         34.99%         17.22%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  189,318     $   59,334     $       18     $       12
Average Net Assets for the Period (in thousands)                    $  127,737     $   12,209     $       13     $       11
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.17%          1.18%          1.20%
Ratio of Net Expenses to Average Net Assets***(3)                        1.17%          1.17%          1.18%          1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.30)%        (0.25)%        (0.23)%          0.29%
Portfolio Turnover Rate***                                                 46%            53%            73%           122%

                                                                                 Janus Adviser
For a share outstanding during                                                 Aggressive Growth
the six months ended January 31 (unaudited)                                           Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    15.86     $    24.70     $    50.78
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.04)             --             --
  Net gains/(losses) on securities (both realized and unrealized)        (.49)         (8.84)        (26.08)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.53)         (8.84)        (26.08)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --             --             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    15.33     $    15.86     $    24.70
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (3.34)%       (35.79)%       (51.36)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  218,635     $  240,642     $  335,677
Average Net Assets for the Period (in thousands)                    $  231,156     $  294,324     $  351,618
Ratio of Gross Expenses to Average Net Assets***(3)                      1.16%          1.17%          1.16%
Ratio of Net Expenses to Average Net Assets***(3)                        1.16%          1.16%          1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.52)%        (0.71)%        (0.64)%
Portfolio Turnover Rate***                                                 56%            88%            79%

                                                                                          Janus Aspen
For a share outstanding during                                                    Aggressive Growth Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    58.91     $    27.42     $    20.49     $    16.12
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.17)            .19          (.12)          (.06)
  Net gains/(losses) on securities (both realized and unrealized)       (1.63)          32.70           7.05           4.43
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (1.80)         32.89           6.93           4.37
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --             --
  Distributions (from capital gains)*                                   (6.33)         (1.40)             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (6.33)         (1.40)             --             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    50.78     $    58.91     $    27.42     $    20.49
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (3.17)%        124.34%         33.58%         27.11%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  302,466     $   47,928     $       17     $       13
Average Net Assets for the Period (in thousands)                    $  162,084     $    9,786     $       14     $       11
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.19%          1.26%          1.32%
Ratio of Net Expenses to Average Net Assets***(3)                        1.17%          1.19%          1.26%          1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (1.01)%        (1.00)%        (0.86)%        (0.62)%
Portfolio Turnover Rate***                                                 84%           105%           132%           130%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

82  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Janus Adviser
For a share outstanding during                                                Capital Appreciation
the six months ended January 31 (unaudited)                                           Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    18.75     $    22.61     $    31.32
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)          (.01)            .25
  Net gains/(losses) on securities (both realized and unrealized)       (1.06)         (3.80)         (8.79)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (1.07)         (3.81)         (8.54)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.01)          (.05)          (.17)
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.01)          (.05)          (.17)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    17.67     $    18.75     $    22.61
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (5.69)%       (16.86)%       (27.35)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  733,309     $  587,271     $  230,806
Average Net Assets for the Period (in thousands)                    $  647,064     $  512,270     $  180,005
Ratio of Gross Expenses to Average Net Assets***(3)                      1.18%          1.18%          1.18%
Ratio of Net Expenses to Average Net  Assets***(3)                       1.18%          1.18%          1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.08)%          0.21%          1.04%
Portfolio Turnover Rate***                                                 50%            62%            56%

                                                                                          Janus Aspen
For a share outstanding during                                                   Capital Appreciation Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    33.00     $    19.86     $    12.62     $    10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .09          (.08)          (.04)            .12
  Net gains/(losses) on securities (both realized and unrealized)       (1.66)          13.22           7.28           2.50
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (1.57)          13.14           7.24           2.62
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.10)             --             --             --
  Distributions (from capital gains)*                                    (.01)             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.11)             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    31.32     $    33.00     $    19.86     $    12.62
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (4.74)%         66.16%         57.37%         26.20%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  118,394     $   23,529     $       20     $       13
Average Net Assets for the Period (in thousands)                    $   65,965     $    4,402     $       15     $       12
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.19%          1.44%          1.73%
Ratio of Net Expenses to Average Net  Assets***(3)                       1.17%          1.19%          1.44%          1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.97%          0.23%        (0.25)%          1.55%
Portfolio Turnover Rate***                                                 13%            52%            91%           101%

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                     Core Equity Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    13.92     $    17.02     $    19.99
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)             --            .03
  Net gains/(losses) on securities (both realized and unrealized)        (.84)         (3.10)         (2.77)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.85)         (3.10)         (2.74)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --          (.03)
  Distributions (from capital gains)*                                       --             --          (.20)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --             --          (.23)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    13.07     $    13.92     $    17.02
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (6.11)%       (18.21)%       (13.80)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   24,932     $   16,101     $    7,134
Average Net Assets for the Period (in thousands)                    $   19,671     $   12,869     $    3,985
Ratio of Gross Expenses to Average Net Assets***(3)                      1.72%          1.70%          1.75%
Ratio of Net Expenses to Average Net Assets***(3)                        1.72%          1.68%          1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.15)%        (0.16)%          0.02%
Portfolio Turnover Rate***                                                 72%            97%           108%

                                                                                          Janus Aspen
For a share outstanding during                                                      Equity Income Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    27.07     $    19.28     $    13.42     $    10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)            .03          (.05)            .01
  Net gains/(losses) on securities (both realized and unrealized)        (.88)           7.85           6.12           3.41
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.91)           7.88           6.07           3.42
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --             --
  Distributions (from capital gains)*                                   (6.17)          (.09)          (.21)             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (6.17)          (.09)          (.21)             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    19.99     $    27.07     $    19.28     $    13.42
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (3.34)%         40.94%         45.55%         34.20%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    1,369     $      464     $       20     $       13
Average Net Assets for the Period (in thousands)                    $    1,264     $      128     $       16     $       12
Ratio of Gross Expenses to Average Net Assets***(3)                      1.76%          1.78%          1.75%          1.74%
Ratio of Net Expenses to Average Net Assets***(3)                        1.76%          1.77%          1.75%          1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.30)%        (0.04)%        (0.33)%          0.07%
Portfolio Turnover Rate***                                                 86%           114%            79%           128%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (continued)

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                      Balanced Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    21.38     $    23.45     $    25.14
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .19            .43            .53
  Net gains/(losses) on securities (both realized and unrealized)        (.64)         (2.05)         (1.76)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.45)         (1.62)         (1.23)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.20)          (.45)          (.46)
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.20)          (.45)          (.46)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    20.73     $    21.38     $    23.45
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (2.09)%        (6.97)%        (4.92)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  799,449     $  749,601     $  530,639
Average Net Assets for the Period (in thousands)                    $  753,770     $  682,559     $  336,439
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.17%          1.17%
Ratio of Net Expenses to Average Net Assets***(3)                        1.17%          1.17%          1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           1.79%          1.98%          2.52%
Portfolio Turnover Rate***                                                 65%            85%           129%

                                                                                          Janus Aspen
For a share outstanding during                                                         Balanced Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999           1998          1997(4)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    28.04     $    22.59     $    17.47     $    15.38
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .28            .46            .21            .27
  Net gains/(losses) on securities (both realized and unrealized)        (.52)           5.41           5.58           2.30
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.24)           5.87           5.79           2.57
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.33)          (.42)          (.18)          (.30)
  Distributions (from capital gains)*                                   (2.33)             --          (.49)          (.18)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (2.66)          (.42)          (.67)          (.48)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    25.14     $    28.04     $    22.59     $    17.47
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.86)%         26.13%         33.59%         16.92%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  140,179     $   53,598     $   17,262     $       12
Average Net Assets for the Period (in thousands)                    $   96,509     $   28,498     $    3,650     $       11
Ratio of Gross Expenses to Average Net Assets***(3)                      1.17%          1.19%          1.24%          1.32%
Ratio of Net Expenses to Average Net Assets***(3)                        1.17%          1.19%          1.24%          1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           2.67%          2.36%          2.04%          2.38%
Portfolio Turnover Rate***                                                 59%            92%            70%           139%

                                                                                 Janus Adviser
For a share outstanding during                                                 Growth and Income
the six months ended January 31 (unaudited)                                           Fund
and through each fiscal year ended July 31                             2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    12.49     $    15.57     $    19.28
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03            .02            .07
  Net gains/(losses) on securities (both realized and unrealized)        (.74)         (3.06)         (3.73)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.71)         (3.04)         (3.66)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.03)          (.04)          (.05)
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.03)          (.04)          (.05)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    11.75     $    12.49     $    15.57
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (5.69)%       (19.61)%       (18.93)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  235,226     $  218,310     $   34,608
Average Net Assets for the Period (in thousands)                    $  228,642     $  155,582     $   22,767
Ratio of Gross Expenses to Average Net Assets***(3)                      1.22%          1.23%          1.52%
Ratio of Net Expenses to Average Net Assets***(3)                        1.22%          1.22%          1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.54%          0.25%          0.52%
Portfolio Turnover Rate***                                                 52%            40%            51%

                                                                                  Janus Aspen
For a share outstanding during                                            Growth and Income Portfolio
the six months ended January 31 (unaudited)                                   Retirement Shares(2)
and through each fiscal year ended July 31                             2000           1999          1998(5)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    20.68     $    11.94     $    10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .02          (.01)            .01
  Net gains/(losses) on securities (both realized and unrealized)       (1.08)           8.75           1.93
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (1.06)           8.74           1.94
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.03)             --             --
  Distributions (from capital gains)*                                    (.31)             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.34)             --             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    19.28     $    20.68     $    11.94
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (5.13)%         73.20%         19.40%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   17,894     $    6,982     $       12
Average Net Assets for the Period (in thousands)                    $   11,641     $    1,826     $       10
Ratio of Gross Expenses to Average Net Assets***(3)                      1.25%          1.53%          1.72%
Ratio of Net Expenses to Average Net Assets***(3)                        1.24%          1.53%          1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.35%          0.11%          0.21%
Portfolio Turnover Rate***                                                 27%            59%            62%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1998 (inception) to December 31, 1998.
(5)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

84  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                   Strategic Value Fund
and through the fiscal year ended July 31                              2003           2002           2001

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     6.69     $     8.88     $    10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)             --             --
  Net gains/(losses) on securities (both realized and unrealized)        (.45)         (2.19)         (1.12)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.48)         (2.19)         (1.12)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --             --
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --             --             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     6.21     $     6.69     $     8.88
------------------------------------------------------------------------------------------------------------
Total Return**                                                         (7.17)%       (24.66)%       (11.20)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    3,797     $    4,084     $    5,255
Average Net Assets for the Period (in thousands)                    $    3,952     $    5,048     $    5,072
Ratio of Gross Expenses to Average Net Assets***(1)                      1.75%          1.76%          1.75%
Ratio of Net Expenses to Average Net Assets***(1)                        1.75%          1.75%          1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.92)%        (0.65)%        (0.50)%
Portfolio Turnover Rate***                                                 30%            79%            88%

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                    International Fund
and through the fiscal year ended July 31                              2003           2002          2001(2)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    19.50     $    25.79     $    36.85
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .01            .04            .21
  Net gains/(losses) on securities (both realized and unrealized)       (2.22)         (6.24)        (11.09)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (2.21)         (6.20)        (10.88)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.08)          (.09)          (.09)
  Distributions (from capital gains)*                                       --             --          (.09)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.08)          (.09)          (.18)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    17.21     $    19.50     $    25.79
------------------------------------------------------------------------------------------------------------
Total Return**                                                        (11.39)%       (24.10)%       (29.62)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  465,472     $  531,121     $  430,299
Average Net Assets for the Period (in thousands)                    $  501,871     $  531,737     $  284,760
Ratio of Gross Expenses to Average Net Assets***(1)                      1.24%          1.25%          1.24%
Ratio of Net Expenses to Average Net Assets***(1)                        1.24%          1.24%          1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.11%          0.37%          0.95%
Portfolio Turnover Rate***                                                 68%            72%            66%

                                                                                          Janus Aspen
For a share outstanding during                                                  International Growth Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(3)
and through the fiscal year ended July 31                              2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    38.56     $    21.27     $    18.44     $    16.80
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .42             --            .05            .04
  Net gains/(losses) on securities (both realized and unrealized)        (.49)          17.30           3.07           1.73
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.07)          17.30           3.12           1.77
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.39)          (.01)          (.01)          (.09)
  Distributions (from capital gains)*                                   (1.25)             --          (.28)          (.04)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (1.64)          (.01)          (.29)          (.13)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    36.85     $    38.56     $    21.27     $    18.44
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.10)%         81.32%         16.86%         10.53%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   48,003     $   16,986     $       17     $       11
Average Net Assets for the Period (in thousands)                    $   33,338     $    3,738     $       13     $       11
Ratio of Gross Expenses to Average Net Assets***(1)                      1.22%          1.25%          1.35%          1.45%
Ratio of Net Expenses to Average Net Assets***(1)                        1.22%          1.24%          1.35%          1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           2.58%        (0.29)%          0.26%          0.26%
Portfolio Turnover Rate***                                                 52%            80%            93%            86%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  See Notes 4 and 5 in Notes to Financial Statements.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - I Shares (continued)

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                      Worldwide Fund
and through the fiscal year ended July 31                              2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    23.20     $    31.27     $    43.67
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03            .05            .27
  Net gains/(losses) on securities (both realized and unrealized)       (2.53)         (8.08)        (12.44)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (2.50)         (8.03)        (12.17)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.09)          (.04)          (.23)
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.09)          (.04)          (.23)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    20.61     $    23.20     $    31.27
------------------------------------------------------------------------------------------------------------
Total Return**                                                        (10.85)%       (25.73)%       (27.93)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $1,010,483     $1,059,083     $  949,967
Average Net Assets for the Period (in thousands)                    $1,073,963     $1,072,786     $  696,848
Ratio of Gross Expenses to Average Net Assets***(3)                      1.21%          1.21%          1.20%
Ratio of Net Expenses to Average Net Assets***(3)                        1.21%          1.20%          1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.33%          0.27%          0.66%
Portfolio Turnover Rate***                                                 73%            76%            72%

                                                                                  Janus Aspen
For a share outstanding during                                             Worldwide Growth Portfolio
the six months ended January 31 (unaudited)                                   Retirement Shares(2)
and through the fiscal year ended July 31                              2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    47.56     $    29.06     $    23.36     $    20.72
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03          (.04)            .02            .14
  Net gains/(losses) on securities (both realized and unrealized)        (.26)          18.54           6.57           2.80
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.23)          18.50           6.59           2.94
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --             --          (.02)          (.14)
  Distributions (from capital gains)*                                   (3.66)             --          (.87)          (.16)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (3.66)             --          (.89)          (.30)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    43.67     $    47.56     $    29.06     $    23.36
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.42)%         63.66%         28.25%         14.22%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $  409,780     $  174,399     $    5,837     $      403
Average Net Assets for the Period (in thousands)                    $  316,174     $   49,424     $    1,742     $       11
Ratio of Gross Expenses to Average Net Assets***(3)                      1.20%          1.21%          1.22%          1.26%
Ratio of Net Expenses to Average Net Assets***(3)                        1.20%          1.21%          1.22%          1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***              --        (0.34)%        (0.02)%          0.16%
Portfolio Turnover Rate***                                                 47%            67%            77%            80%

For a share outstanding during                                                   Janus Adviser
the six months ended January 31 (unaudited)                                International Value Fund(4)
and through the fiscal year or period ended July 31                    2003           2002          2001(5)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     9.50     $     9.82     $    10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.04)             --            .01
  Net gains/(losses) on securities (both realized and unrealized)       (1.34)          (.31)          (.19)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (1.38)          (.31)          (.18)
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --          (.01)             --
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --          (.01)             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     8.12     $     9.50     $     9.82
------------------------------------------------------------------------------------------------------------
Total Return**                                                        (14.53)%        (3.24)%        (1.70)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    2,048     $    2,669     $    1,981
Average Net Assets for the Period (in thousands)                    $    2,272     $    2,426     $    1,974
Ratio of Gross Expenses to Average Net Assets***(3)                      1.75%          1.75%          1.75%
Ratio of Net Expenses to Average Net Assets***(3)                        1.75%          1.75%          1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.80)%        (0.24)%          0.50%
Portfolio Turnover Rate***                                                123%            59%             0%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser International Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Formerly, Janus Adviser Global Value Fund.
(5)  Period May 1, 2001 (inception) to July 31, 2001.

See Notes to Financial Statements.

86  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Janus Adviser                 Janus Adviser
                                                              Risk-Managed Large Cap        Risk-Managed Large Cap
For a share outstanding during                                     Growth Fund                    Core Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00                    $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)                            --
  Net gains/(losses) on securities (both realized and unrealized)        (.43)                         (.45)
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.44)                         (.45)
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     9.56                    $     9.55
------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (4.40)%                       (4.50)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    3,585                    $    3,581
Average Net Assets for the Period (in thousands)                    $    3,608                    $    3,610
Ratio of Gross Expenses to Average Net Assets***(2)                      1.75%                         1.75%
Ratio of Net Expenses to Average Net Assets***(2)                        1.75%                         1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (1.24)%                       (0.55)%
Portfolio Turnover Rate***                                                 47%                           50%

                                                                  Janus Adviser
                                                                  Mid Cap Value
For a share outstanding during                                         Fund
the period ended January 31 (unaudited)                               2003(3)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)
  Net gains/(losses) on securities (both realized and unrealized)        (.44)
--------------------------------------------------------------------------------
Total from Investment Operations                                         (.45)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --
  Distributions (from capital gains)*                                       --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     9.55
--------------------------------------------------------------------------------
Total Return**                                                         (4.50)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $      253
Average Net Assets for the Period (in thousands)                    $      253
Ratio of Gross Expenses to Average Net Assets***(2)                      1.75%
Ratio of Net Expenses to Average Net Assets***(2)                        1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.81)%
Portfolio Turnover Rate***                                                  6%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) to January 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.
(3) Period December 31, 2002 (commencement of investment operations) to January 31, 2003.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (continued)

                                                                                  Janus Adviser
For a share outstanding during                                                   Flexible Income
the six months ended January 31 (unaudited)                                           Fund
and through the fiscal year ended July 31                              2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    11.97     $    11.91     $    11.42
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .24            .55            .66
  Net gains/(losses) on securities (both realized and unrealized)          .44            .09            .49
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .68            .64           1.15
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.24)          (.55)          (.66)
  Distributions (from capital gains)*                                       --          (.03)             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.24)          (.58)          (.66)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    12.41     $    11.97     $    11.91
------------------------------------------------------------------------------------------------------------
Total Return**                                                           5.70%          5.53%         10.34%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   79,697     $   50,501     $    6,159
Average Net Assets for the Period (in thousands)                    $   64,257     $   32,199     $    2,710
Ratio of Gross Expenses to Average Net Assets***(3)                      1.21%          1.21%          1.20%
Ratio of Net Expenses to Average Net Assets***(3)                        1.21%          1.20%          1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           3.81%          4.60%          5.47%
Portfolio Turnover Rate***                                                181%           382%           413%

                                                                                          Janus Aspen
For a share outstanding during                                                     Flexible Income Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through the fiscal year ended July 31                              2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    11.72     $    12.05     $    11.77     $    11.41
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .47            .37            .73            .50
  Net gains/(losses) on securities (both realized and unrealized)        (.31)          (.27)            .27            .58
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .16            .10           1.00           1.08
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.46)          (.36)          (.61)          (.61)
  Distributions (from capital gains)*                                       --          (.07)          (.11)          (.11)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.46)          (.43)          (.72)          (.72)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    11.42     $    11.72     $    12.05     $    11.77
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           1.37%          0.90%          8.58%          9.73%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $      810     $      842     $       12     $       11
Average Net Assets for the Period (in thousands)                    $      817     $      250     $       11     $       10
Ratio of Gross Expenses to Average Net Assets***(3)                      1.28%          1.20%          1.24%          1.23%
Ratio of Net Expenses to Average Net Assets***(3)                        1.28%          1.20%          1.23%          1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           6.74%          6.80%          5.92%          6.39%
Portfolio Turnover Rate***                                                183%           116%           145%           119%

                                                                                 Janus Adviser
For a share outstanding during                                                    Money Market
the six months ended January 31 (unaudited)                                           Fund
and through the fiscal year ended July 31                              2003           2002          2001(1)

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              --            .02            .05
  Net gains/(losses) on securities (both realized and unrealized)           --             --             --
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            --            .02            .05
------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --          (.02)          (.05)
  Distributions (from capital gains)*                                       --             --             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --          (.02)          (.05)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------
Total Return**                                                           0.44%          1.59%          4.99%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   23,495     $   22,646     $   15,765
Average Net Assets for the Period (in thousands)                    $   23,114     $   22,544     $   10,244
Ratio of Gross Expenses to Average Net Assets***(3)                      0.86%          0.86%          0.86%
Ratio of Net Expenses to Average Net Assets***(3)                        0.86%          0.86%          0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.87%          1.50%          4.68%

                                                                                          Janus Aspen
For a share outstanding during                                                       Money Market Portfolio
the six months ended January 31 (unaudited)                                           Retirement Shares(2)
and through the fiscal year ended July 31                              2000           1999           1998          1997(4)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03            .04            .05            .03
  Net gains/(losses) on securities (both realized and unrealized)           --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .03            .04            .05            .03
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.03)          (.04)          (.05)          (.03)
  Distributions (from capital gains)*                                       --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.03)          (.04)          (.05)          (.03)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           3.17%          4.45%          4.85%          3.13%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    6,684     $    1,153     $       11     $       10
Average Net Assets for the Period (in thousands)                    $    4,775     $      150     $       10     $       10
Ratio of Gross Expenses to Average Net Assets***(3)                      0.90%          0.86%          0.84%          1.00%
Ratio of Net Expenses to Average Net Assets***(3)                        0.90%          0.86%          0.84%          1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           5.57%          5.18%          4.74%          4.66%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

88  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES

                                                                   Janus Adviser                Janus Adviser
                                                                      Growth                  Aggressive Growth
For a share outstanding during                                         Fund                          Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(1)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    15.28                    $    15.27
---------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.02)                         (.03)
  Net gains/(losses) on securities (both realized and unrealized)        (.06)                           .19
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.08)                           .16
---------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    15.20                    $    15.43
---------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.52)%                         1.05%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    1,517                    $      393
Average Net Assets for the Period (in thousands)                    $      717                    $      211
Ratio of Gross Expenses to Average Net Assets***(2)                      1.69%                         1.68%
Ratio of Net Expenses to Average Net Assets***(2)                        1.69%                         1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.92)%                       (0.98)%
Portfolio Turnover Rate***                                                 46%                           56%

                                                                  Janus Adviser                 Janus Adviser
                                                               Capital Appreciation              Core Equity
For a share outstanding during                                         Fund                          Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(1)

-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    18.00                    $    12.96
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)                         (.02)
  Net gains/(losses) on securities (both realized and unrealized)        (.13)                           .25
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.16)                           .23
-------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    17.84                    $    13.19
-------------------------------------------------------------------------------------------------------------
Total Return**                                                         (0.89)%                         1.77%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   15,966                    $    7,518
Average Net Assets for the Period (in thousands)                    $    7,656                    $    3,437
Ratio of Gross Expenses to Average Net Assets***(2)                      1.71%                         2.31%
Ratio of Net Expenses to Average Net Assets***(2)                        1.71%                         2.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.88)%                       (0.75)%
Portfolio Turnover Rate***                                                 50%                           72%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period September 30, 2002 (inception) to January 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES (continued)

                                                                  Janus Adviser                 Janus Adviser
                                                                     Balanced                 Growth and Income
For a share outstanding during                                         Fund                          Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(1)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    20.88                    $    11.57
---------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .05                            --
  Net gains/(losses) on securities (both realized and unrealized)          .06                           .31
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .11                           .31
---------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.03)                            --
  Distributions (from capital gains)*                                       --                            --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.03)                            --
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    20.96                    $    11.88
---------------------------------------------------------------------------------------------------------------
Total Return**                                                           0.56%                         2.68%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   21,853                    $    4,462
Average Net Assets for the Period (in thousands)                    $   10,726                    $    2,338
Ratio of Gross Expenses to Average Net Assets***(2)                      1.69%                         1.46%
Ratio of Net Expenses to Average Net Assets***(2)                        1.69%                         1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           1.17%                         0.05%
Portfolio Turnover Rate***                                                 65%                           52%

                                                                  Janus Adviser                 Janus Adviser
                                                                 Strategic Value                International
For a share outstanding during                                         Fund                          Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(1)

-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     6.22                    $    17.92
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)                         (.08)
  Net gains/(losses) on securities (both realized and unrealized)          .07                         (.27)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .04                         (.35)
-------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     6.26                    $    17.57
-------------------------------------------------------------------------------------------------------------
Total Return**                                                           0.64%                       (2.01)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $       51                    $      879
Average Net Assets for the Period (in thousands)                    $       40                    $    1,416
Ratio of Gross Expenses to Average Net Assets***(2)                      2.28%                         1.75%
Ratio of Net Expenses to Average Net Assets***(2)                        2.28%                         1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (1.61)%                       (0.81)%
Portfolio Turnover Rate***                                                 30%                           68%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period September 30, 2002 (inception) to January 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

90  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Janus Adviser                 Janus Adviser
                                                                     Worldwide               International Value
For a share outstanding during                                         Fund                         Fund(2)
the period ended January 31 (unaudited)                               2003(1)                       2003(1)

----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    21.37                    $     8.59
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)                         (.03)
  Net gains/(losses) on securities (both realized and unrealized)        (.35)                         (.30)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.36)                         (.33)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    21.01                    $     8.26
----------------------------------------------------------------------------------------------------------------
Total Return**                                                         (1.73)%                       (3.84)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $      692                    $       28
Average Net Assets for the Period (in thousands)                    $      418                    $       21
Ratio of Gross Expenses to Average Net Assets***(3)                      1.76%                         2.27%
Ratio of Net Expenses to Average Net Assets***(3)                        1.76%                         2.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.30)%                       (1.39)%
Portfolio Turnover Rate***                                                 73%                          123%

                                                                  Janus Adviser                  Janus Adviser
                                                              Risk-Managed Large Cap        Risk-Managed Large Cap
For a share outstanding during                                      Growth Fund                    Core Fund
the period ended January 31 (unaudited)                               2003(4)                       2003(4)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00                    $    10.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)                         (.01)
  Net gains/(losses) on securities (both realized and unrealized)        (.43)                         (.44)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.44)                         (.45)
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                            --
  Distributions (from capital gains)*                                       --                            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                            --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     9.56                    $     9.55
---------------------------------------------------------------------------------------------------------------------
Total Return**                                                         (4.50)%                       (4.50)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    3,583                    $    3,580
Average Net Assets for the Period (in thousands)                    $    3,608                    $    3,610
Ratio of Gross Expenses to Average Net Assets***(3)                      2.25%                         2.25%
Ratio of Net Expenses to Average Net Assets***(3)                        2.25%                         2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (1.74)%                       (1.05)%
Portfolio Turnover Rate***                                                 47%                           50%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period September 30, 2002 (inception) to January 31, 2003.
(2)  Formerly, Janus Adviser Global Value Fund.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4) Period January 2, 2003 (commencement of investment operations) through January 31, 2003.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2003  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES (continued)

                                                                  Janus Adviser                 Janus Adviser
                                                                  Mid Cap Value                Flexible Income
For a share outstanding during                                         Fund                          Fund
the period ended January 31 (unaudited)                               2003(1)                       2003(2)

--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00                    $    12.38
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.01)                           .14
  Net gains/(losses) on securities (both realized and unrealized)        (.45)                         (.01)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.46)                           .13
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --                         (.14)
  Distributions (from capital gains)*                                       --                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --                         (.14)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     9.54                    $    12.37
--------------------------------------------------------------------------------------------------------------
Total Return**                                                         (4.60)%                         1.04%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $      239                    $    9,000
Average Net Assets for the Period (in thousands)                    $      248                    $    3,497
Ratio of Gross Expenses to Average Net Assets***(3)                      2.25%                         1.63%
Ratio of Net Expenses to Average Net Assets***(3)                        2.25%                         1.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (1.28)%                         2.96%
Portfolio Turnover Rate***                                                  6%                          181%

                                                                  Janus Adviser
                                                                   Money Market
For a share outstanding during                                         Fund
the period ended January 31 (unaudited)                               2003(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              --
  Net gains/(losses) on securities (both realized and unrealized)           --
--------------------------------------------------------------------------------
Total from Investment Operations                                            --
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --
  Distributions (from capital gains)*                                       --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     1.00
--------------------------------------------------------------------------------
Total Return**                                                           0.34%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $       68
Average Net Assets for the Period (in thousands)                    $      772
Ratio of Gross Expenses to Average Net Assets***(3)                      0.51%
Ratio of Net Expenses to Average Net Assets***(3)                        0.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.73%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period December 31, 2002 (commencement of investment operations) to January 31, 2003.
(2)  Period September 30, 2002 (inception) to January 31, 2003.
(3)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

92  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR                 American Depository Receipt

GDR                 Global Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

RNC                 Represents non-convertible savings shares.

*         Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933, Section 4(2) of the Securities Act or other provisions and may be deemed to be restricted for resale.

(omega)   Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Adviser Flexible Income Fund with accrued interest in the amount of $160 that was written-off December 10, 2001.

#         Security is a U.S. Treasury Inflation-Protected Security (TIPS).

Variable rate notes are notes which the interest rate is based on specific, an index of or market interest rates, and is subject to change. Rates in the security description are as of January 31, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                      Janus Adviser Series  January 31, 2003  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers fifteen Funds with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser International Value Fund (formerly, Janus Adviser Global Value Fund), Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, and Janus Adviser Mid Cap Value Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund, and Janus Adviser International Value Fund, which are nondiversified.

Each Fund's Shares are issued and redeemed only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following funds commenced operations after the reorganization: Janus Adviser Strategic Value Fund; Janus Adviser International Value Fund; Janus Adviser Risk-Managed Large Cap Growth Fund; Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund.

A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities.

No taxable gain or loss occurred as a result of the transfer. Janus Capital Management LLC ("Janus Capital"), the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital has paid all of the fees associated with the reorganization.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement and certain financial intermediaries may offer only one class of shares. C Shares include a 1.00% upfront sales charge and a 1.00% contingent deferred sales charge. This sales charge applies to shares redeemed within 18 months of purchase.

Janus Capital invested initial capital in the amounts of $10,000 and $10,000, respectively, for each class of shares on December 31, 2002; Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund. Janus Capital invested additional seed capital in the amounts of $3,740,000 and $3,740,000 for Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund, respectively for each class of shares, on January 2, 2003. Perkins, Wolf, McDonnell and Company ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial capital in the amount of $250,000 for each class of shares within the Fund on December 31, 2002.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances

94  Janus Adviser Series  January 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

                                      Janus Adviser Series  January 31, 2003  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

DIVIDEND DISTRIBUTIONS
Dividends for Janus Adviser Balanced and Janus Adviser Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income and Janus Adviser Money Market Funds. The remaining eleven Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES

Each equity fund is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Adviser Flexible Income Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Adviser Money Market Fund's advisory fee rate is 0.25% of average net assets. The advisory fee is calculated daily and paid monthly.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund. As of December 31, 2002, Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH. Perkins, Wolf, McDonnell and Company ("Perkins") serves as subadvisers to Janus Adviser Mid Cap Value Fund. Janus Capital pays INTECH and Perkins a subadvisory fee from its management fee for managing the funds. Janus Capital Management LLC has agreed to take a 30% ownership stake in Perkins investment advisory business, subject to certain conditions. This transaction is expected to close in April 2003.

Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                   Expense Limit
                                                                    Percentage
Fund                                                                    (%)
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                              0.67
Janus Adviser Aggressive Growth Fund                                   0.66
Janus Adviser Capital Appreciation Fund                                0.68
Janus Adviser Core Equity Fund                                         1.25
Janus Adviser Balanced Fund                                            0.67
Janus Adviser Growth and Income Fund                                   1.02
Janus Adviser International Fund                                       0.74
Janus Adviser Worldwide Fund                                           0.70
Janus Adviser Flexible Income Fund                                     0.70
Janus Adviser Money Market Fund                                        0.36
--------------------------------------------------------------------------------

96  Janus Adviser Series  January 31, 2003

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In addition, Janus Capital has agreed to reimburse Janus Adviser Strategic Value
Fund, Janus Adviser International Value Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, and Janus Adviser Mid Cap Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

During the period ended January 31, 2003, Janus Capital reimbursed Janus Adviser Flexible Income Fund for certain trading errors, the amounts of which were insignificant.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the I Shares class' average daily net assets and of up to 1.00% of the C Shares class' average daily net assets. Janus Adviser Money Market Fund C Shares class pays up to 0.25% of average daily net assets.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended January 31, 2003, are noted below.

                                              DST Securities, Inc.    Portfolio Expense     DST Systems
Fund                                           Commissions Paid*         Reduction*            Costs
-------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                          $  1,561               $  1,171            $  1,167
Janus Adviser Aggressive Growth Fund                  8,059                  6,046             (3,673)
Janus Adviser Capital Appreciation Fund                  --                     --               2,372
Janus Adviser Core Equity Fund                          567                    425                 473
Janus Adviser Balanced Fund                          11,910                  8,934             (6,888)
Janus Adviser Growth and Income Fund                  2,250                  1,688                 634
Janus Adviser Strategic Value Fund                       --                     --               1,125
Janus Adviser International Fund                         --                     --               3,501
Janus Adviser Worldwide Fund                          7,146                  5,361             (1,106)
Janus Adviser International Value Fund(1)                --                     --               1,079
Janus Adviser Risk-Managed Large Cap Growth Fund         --                     --                  --
Janus Adviser Risk-Managed Large Cap Core Fund           --                     --                  --
Janus Adviser Mid Cap Value Fund                         --                     --                  --
Janus Adviser Flexible Income Fund                       --                     --               1,308
Janus Adviser Money Market Fund                          --                     --               1,234
-------------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.
(1)  Formerly, Janus Adviser Global Value Fund.

                                      Janus Adviser Series  January 31, 2003  97

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NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between July 31, 2009 and July 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2003 are also noted below.

                                               Accumulated       Federal Tax      Unrealized         Unrealized    Net Appreciation/
Fund                                         Capital Losses         Cost         Appreciation      (Depreciation)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                    $  (50,448,317)   $  368,389,223   $   15,114,639    $  (70,805,063)   $  (55,690,424)
Janus Adviser Aggressive Growth Fund           (205,170,956)      233,305,600       16,211,486       (29,745,145)      (13,533,659)
Janus Adviser Capital Appreciation Fund         (51,189,883)      787,682,817       28,260,270       (80,504,570)      (52,244,300)
Janus Adviser Core Equity Fund                     (746,450)       34,127,952          635,146        (2,349,923)       (1,714,777)
Janus Adviser Balanced Fund                     (17,513,437)      841,587,580       26,978,735       (49,631,494)      (22,652,759)
Janus Adviser Growth and Income Fund             (2,745,039)      272,388,640        3,988,865       (34,890,430)      (30,901,565)
Janus Adviser Strategic Value Fund                 (979,062)        4,344,382          267,224          (844,469)         (577,245)
Janus Adviser International Fund                (80,646,806)      519,759,831       16,702,146       (78,856,248)      (62,154,102)
Janus Adviser Worldwide Fund                   (153,685,253)    1,155,567,887       31,945,539      (176,358,471)     (144,412,932)
Janus Adviser International Value Fund(1)            (1,565)        2,177,438           62,136          (354,295)         (292,159)
Janus Adviser Risk-Managed Large Cap
  Growth Fund                                             --        7,429,937           74,567          (395,190)         (320,623)
Janus Adviser Risk-Managed Large Cap
  Core Fund                                               --        7,425,991           51,611          (381,073)         (329,462)
Janus Adviser Mid Cap Value Fund                          --          394,113            5,415           (23,698)          (18,283)
Janus Adviser Flexible Income Fund                        --       86,794,142        2,828,703          (168,603)         2,660,100
Janus Adviser Money Market Fund                           --       24,480,976               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly, Janus Adviser Global Value Fund.

98  Janus Adviser Series  January 31, 2003

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4.   EXPENSES

The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Fund could have employed the assets used by another party to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of share are charged against the operations of such class.

The Class I Shares pay a distribution fee of up to 0.25% of average net assets and a participant administration fee of up to 0.25% of average net assets. The Class C Shares pay a distribution fee of up to 1.00% of average net assets. Janus Adviser Money Market Fund Class C Shares pays a distribution fee of up to 0.25% of average net assets.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

                                                                 I Shares                C Shares
Fund                                                    2003        2002        2001        2003
-------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                               1.21%       1.21%       1.23%       1.74%
Janus Adviser Aggressive Growth Fund                    1.21%       1.20%       1.23%       1.75%
Janus Adviser Capital Appreciation Fund                 1.18%       1.18%       1.26%       1.72%
Janus Adviser Core Equity Fund                          1.72%       1.70%       5.06%       2.32%
Janus Adviser Balanced Fund                             1.18%       1.19%       1.22%       1.70%
Janus Adviser Growth and Income Fund                    1.22%       1.23%       1.87%       1.75%
Janus Adviser Strategic Value Fund                      4.20%       2.44%       3.67%       5.20%
Janus Adviser International Fund                        1.27%       1.26%       1.31%       1.79%
Janus Adviser Worldwide Fund                            1.24%       1.21%       1.25%       1.77%
Janus Adviser International Value Fund(1)               6.48%       3.43%   10.35%(2)       8.13%
Janus Adviser Risk-Managed Large Cap Growth Fund(3)     2.32%         N/A         N/A       2.82%
Janus Adviser Risk-Managed Large Cap Core Fund(3)       2.32%         N/A         N/A       2.82%
Janus Adviser Mid Cap Value Fund(4)                    16.92%         N/A         N/A      17.38%
Janus Adviser Flexible Income Fund                      1.34%       1.41%       6.59%       1.85%
Janus Adviser Money Market Fund                         1.27%       0.97%       1.83%       1.14%
-------------------------------------------------------------------------------------------------

(1)  Formerly, Janus Adviser Global Value Fund.
(2)  Period May 1, 2001 (inception) to July 31, 2001.
(3)  Period January 2, 2003 (inception) to January 31, 2003.
(4)  Period December 31, 2002 (inception) to January 31, 2003.

6.   SUBSEQUENT EVENT

Janus Adviser Strategic Value Fund will reorganize into Janus Adviser Mid Cap Value Fund pending shareholder approval.

If approved, the reorganization is expected to be effective on or about June 2, 2003.

                                      Janus Adviser Series  January 31, 2003  99

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

100  Janus Adviser Series  January 31, 2003

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5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                     Janus Adviser Series  January 31, 2003  101

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-1068

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (2/03)
                                                                 108-24-500 3/03

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